                                                                   EXHIBIT 10.42

                             PARTICIPATION AGREEMENT

                         dated as of September 28, 1998

                                      among

                                PEOPLESOFT, INC.,

                                   as Lessee,

                            WILMINGTON TRUST COMPANY,
                         not in its individual capacity,
         except as expressly stated herein, but solely as Owner Trustee,

                                   as Lessor,

                             ABN AMRO LEASING, INC.,

                            as Certificate Purchaser,


                               ABN AMRO BANK N.V.,
                         not in its individual capacity,
       except as expressly stated herein, but solely as Indenture Trustee

                                       and

                THE FINANCIAL INSTITUTIONS LISTED ON SCHEDULE I,

                               as Note Purchasers






                      PeopleSoft Hacienda II Lease Facility
                                TABLE OF CONTENTS

                                                                                             Page
SECTION 1. DEFINITIONS; INTERPRETATION                                                         2

SECTION 2. CLOSING DATE                                                                        2

SECTION 3. ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES                                    2
        SECTION 3.1.  Owner Trustee Commitment                                                 2
        SECTION 3.2.  Certificate Purchasers' Commitments                                      3
        SECTION 3.3.  Note Purchasers' Commitments                                             3
        SECTION 3.4.  Procedures for Acquisition of the Ground Lease Interest                  3
        SECTION 3.5.  Procedures for Advances                                                  3
        SECTION 3.6.  Allocation of Commitments                                                6
        SECTION 3.7.  Use of Commitments                                                       6
        SECTION 3.8.  Termination, Reduction or Extension of Participants' Commitments         7
        SECTION 3.9.  Types of Advances; Interest and Certificate Yield Rates; Procedures      9
        SECTION 3.10. Computation of Interest and Certificate Yield                           11

SECTION 4. FEES                                                                               12
        SECTION 4.1.  Commitment Fees                                                         12
        SECTION 4.2.  Underwriting Fee                                                        12
        SECTION 4.3.  Administrative Fee                                                      12
        SECTION 4.4.  Overdue Fees                                                            12
        SECTION 4.5.  Extension Fee                                                           12

SECTION 5. CERTAIN INTENTIONS OF THE PARTIES                                                  12
        SECTION 5.1.  Nature of Transaction                                                   12
        SECTION 5.2.  Amounts Due Under Lease                                                 14

SECTION 6. CONDITIONS PRECEDENT TO CLOSING DATE,ACQUISITION OF GROUND LEASE INTEREST AND
        ADVANCES                                                                              15
        SECTION 6.1.  Conditions Precedent  Documentation                                     15
               (a)    Acquisition and Funding Request                                         15
               (b)    Closing Date; Operative Documents                                       15
               (c)    Environmental Certificate                                               16
               (d)    Appraisal                                                               16
               (e)    Ground Lease                                                            16
               (f)    Lease Supplement; Equipment Schedule                                    16
               (g)    Survey and Title Insurance                                              16
               (h)    Evidence of Recording and Filing                                        17
               (i)    Evidence of Insurance                                                   17
               (j)    Evidence of Use of Proceeds                                             17
               (k)    Taxes                                                                   17

               (l)    Opinions of Counsel                                                     17
               (m)    Approvals                                                               18
               (n)    Litigation                                                              18
               (o)    Requirements of Law                                                     18
               (p)    Responsible Officer's Certificate of the Lessee                         18
               (q)    The Lessee's Resolutions and Incumbency Certificate, etc                18
               (r)    Responsible Officer's Certificate of the Guarantor                      19
               (s)    The Guarantor's Resolutions and Incumbency Certificate, etc             19
               (t)    Ground Lease Interest Acquisition Date                                  19
               (u)    No Material Adverse Effect                                              19
               (v)    Officer's Certificate of the Lessor                                     19
               (w)    The Lessor's Resolutions and Incumbency Certificate, etc                19
               (x)    Construction Budget; Plans and Specifications                           20
               (y)    Sale of All Notes and Certificates                                      20
               (z)    Legal Fees and Expenses                                                 20
        SECTION 6.2.  Further Conditions Precedent                                            20
               (a)    Representations and Warranties                                          20
               (b)    Performance of Covenants                                                20
               (c)    Title                                                                   20
               (d)    No Default                                                              21
        SECTION 6.3.  Conditions Precedent to Closing Date                                    21
               (a)    Operative Documents                                                     21
               (b)    Representations and Warranties                                          21
               (c)    Performance of Covenants                                                21
               (d)    No Default                                                              21

SECTION 7. COMPLETION DATE CONDITIONS                                                         21
        SECTION 7.1.  Conditions                                                              21
               (a)    Construction Completion                                                 21
               (b)    Architect's Certificate; DateDown Endorsement                           22
               (c)    Lessee Certification                                                    22

SECTION 8. REPRESENTATIONS                                                                    22
        SECTION 8.1.  Representations of the Bank and the Lessor                              22
               (a)    Due Organization, etc                                                   22
               (b)    Authorization; No Conflict                                              23
               (c)    Enforceability, etc                                                     23
               (d)    Litigation                                                              23
               (e)    Assignment                                                              23
               (f)    Defaults                                                                23
               (g)    Use of Proceeds                                                         24
               (h)    Securities Act                                                          24
               (i)    Chief Place of Business                                                 24
               (j)    Federal Reserve Regulations                                             24
               (k)    Investment Company Act                                                  24
               (l)    No Plan Assets                                                          24

        SECTION 8.2.  Representations of the Participants                                     24
                      (i)    Due Organization, etc                                            26
                      (ii)   Authorization; No Conflict                                       26
                      (iii)  Enforceability, etc                                              26
                      (iv)   Litigation                                                       27
                      (v)    Defaults                                                         27
                      (vi)   Securities Act                                                   27
                      (vii)  Investment Company Act                                           27
        SECTION 8.3.  Representations of the Lessee                                           27
               (a)    Corporate Status                                                        27
               (b)    Corporate Power and Authority                                           27
               (c)    No Violation                                                            28
               (d)    Litigation                                                              28
               (e)    Governmental Approvals                                                  28
               (f)    Investment Company Act                                                  28
               (g)    Public Utility Holding Company Act                                      28
               (h)    Information                                                             29
               (i)    Taxes                                                                   29
               (j)    Compliance with ERISA                                                   29
               (k)    Environmental and Other Regulations                                     29
               (l)    Offer of Securities, etc                                                29
               (m)    Financial Statements                                                    30
               (n)    No Material Adverse Change                                              30
               (o)    No Defaults                                                             30
               (p)    Properties; Leases                                                      30
               (q)    Licenses, Permits, etc                                                  31
               (r)    Year 2000                                                               31
        SECTION 8.4. Representations of the Lessee With Respect to the Property
                     on the Ground Lease Interest Acquisition Date                            31
               (a)    Representations                                                         31
               (b)    Property                                                                31
               (c)    Title                                                                   33
               (d)    Insurance                                                               33
               (e)    Lease                                                                   33
               (f)    Protection of Interests                                                 33
               (g)    Flood Hazard Areas                                                      33
               (h)    Conditions Precedent                                                    33
        SECTION 8.5. Representations of the Lessee With Respect to Each
                     Advance                                                                  34
               (a)    Representations                                                         34
               (b)    Improvements                                                            34
               (c)    No Liens                                                                34
               (d)    Advance                                                                 34
               (e)    Lease                                                                   34
               (f)    Protection of Interests                                                 34
               (g)    Title Insurance Date Down Endorsement                                   35
        SECTION 8.6. Representations and Warranties of the Indenture Trustee                  35

               (a) Due Organization                                                           35
               (b) Due Authorization; Enforceability                                          35
               (c) No Violation                                                               35
               (d) Litigation                                                                 36

SECTION 9. PAYMENT OF CERTAIN EXPENSES                                                        36
        SECTION 9.1.  Transaction Expenses                                                    36
        SECTION 9.2.  Brokers' Fees and Stamp Taxes                                           37
        SECTION 9.3.  Obligations                                                             37

SECTION 10. OTHER COVENANTS AND AGREEMENTS                                                    37
        SECTION 10.1. Covenants of the Lessee                                                 37
               (a)    Information                                                             37
               (b)    Compliance with Laws                                                    39
               (c)    Further Assurances                                                      39
               (d)    Existence; Franchises; Businesses                                       39
               (e)    Books and Records                                                       39
               (f)    Minimum Consolidated Quick Ratio                                        39
               (g)    Minimum Consolidated Tangible Net Worth                                 40
               (h)    Maximum Consolidated Debt to Consolidated Total Capital Ratio           40
               (i)    Minimum Consolidated Fixed Charge Ratio                                 40
               (j)    Minimum Consolidated Cash Balances                                      40
               (k)    Liens                                                                   40
               (l)    Mergers, Acquisitions, Etc                                              41
               (m)    Asset Dispositions                                                      41
               (n)    Transactions with Affiliates                                            42
               (o)    Restricted Payments                                                     42
               (p)    Investments                                                             42
               (q)    Maintenance and Repair                                                  43
               (r)    Payment of Taxes                                                        43
               (s)    Insurance                                                               43
        SECTION 10.2. Cooperation with the Lessee                                             43
        SECTION 10.3. Covenants of the Owner Trustee, the Certificate Holders,
                      and the Bank                                                            43
               (a)    Discharge of Liens                                                      43
               (b)    Trust Agreement                                                         43
               (c)    Successor Owner Trustee                                                 44
               (d)    Indebtedness; Other Business                                            44
               (e)    Instructions                                                            44
               (f)    Change of Chief Place of Business                                       44
               (g)    Performance of Covenants                                                44

SECTION 11. LESSEE DIRECTIONS                                                                 45

SECTION 12. TRANSFERS OF PARTICIPANTS' INTERESTS                                              45

        SECTION 12.1.  Restrictions on and Effect of Transfer by Participants                 45
               (a)     Transfer of Notes                                                      45
               (b)     Note Transfer Procedures                                               45
               (c)     Transfers of Certificates                                              46
               (d)     Effect                                                                 48
               (e)     Arranger's Fee                                                         48
        SECTION 12.2.  Covenants and Agreements of Participants                               48
               (a)     Participations                                                         48
               (b)     Transferee Indemnities                                                 49
        SECTION 12.3.  Future Participants                                                    49

SECTION 13. INDEMNIFICATION                                                                   49
        SECTION 13.1.  General Indemnification                                                49
        SECTION 13.2.  End of Term Indemnity                                                  51
        SECTION 13.3.  Environmental Indemnity                                                52
        SECTION 13.4.  Proceedings in Respect of Claims                                       54
        SECTION 13.5.  General Impositions Indemnity                                          55
               (a)     Indemnification                                                        55
               (b)     Payments                                                               56
               (c)     Reports and Returns                                                    56
               (d)     Income Inclusions                                                      57
               (e)     Withholding Taxes                                                      57
               (f)     Contests of Impositions                                                57
               (g)     Documentation of Withholding Status                                    59
               (h)     Limitation on Tax Indemnification                                      60
        SECTION 13.6.  Funding Losses                                                         60
        SECTION 13.7.  Regulation D Compensation                                              60
        SECTION 13.8.  Basis for Determining Interest Rate or Certificate Yield Rate
                       Inadequate or Unfair                                                   61
        SECTION 13.9.  Illegality                                                             61
        SECTION 13.10. Increased Cost and Reduced Return                                      62
        SECTION 13.11. Notice and Mitigation                                                  63
        SECTION 13.12. Substitution of Participant                                            63
        SECTION 13.13. Indemnity Payments in Addition to Residual Value Guarantee Amount      64
        SECTION 13.14. Limitations on Indemnification                                         64
        SECTION 13.15. Lessor Indemnification                                                 64
               (a)     Indemnified Losses                                                     64
               (c)     No Indemnification for Certain Matters.                                65
               (d)     Limitations on Indemnification by Lessor.                              65
               (d)     Repayment to the Lessor.                                               65
               (f)     Survival, Reinstatement.                                               66
               (g)     Indemnification Procedures                                             66

SECTION 14. THE INDENTURE TRUSTEE                                                             66

SECTION 15. MISCELLANEOUS                                                                      66
        SECTION 15.1.  Survival of Agreements                                                  66
        SECTION 15.2.  No Broker, etc                                                          67
        SECTION 15.3.  Notices                                                                 67
        SECTION 15.4.  Counterparts                                                            67
        SECTION 15.5.  Amendments                                                              67
        SECTION 15.6.  Headings, etc                                                           68
        SECTION 15.7.  Parties in Interest                                                     68
        SECTION 15.8.  GOVERNING LAW                                                           69
        SECTION 15.9.  Severability                                                            69
        SECTION 15.10. Liability Limited                                                       69
        SECTION 15.11. Further Assurances                                                      69
        SECTION 15.12. Submission to Jurisdiction                                              70
        SECTION 15.13. Confidentiality                                                         70
        SECTION 15.14. WAIVER OF JURY TRIAL                                                    70
        SECTION 15.15. Usury Savings Clause                                                    70


                                    SCHEDULES

SCHEDULE I     Participants' Commitments
SCHEDULE II    Notice Information and Funding Offices
SCHEDULE III   Environmental Matters
SCHEDULE IV    Intellectual Property Matters



                                   APPENDICES

APPENDIX 1            Definitions and Interpretation


                                    EXHIBITS

EXHIBIT A             Form of Acquisition Request
EXHIBIT B-1           Form of Funding Request
EXHIBIT B-2           Form of Fixed Rate Request
EXHIBIT C             Form of Environmental Certificate
EXHIBIT D             Opinion of Special Counsel to Lessee
EXHIBIT E             Opinion of Special Counsel to Owner Trustee
EXHIBIT F             Opinion of Special Counsel to Co-Trustee
EXHIBIT G             Ground Lease
EXHIBIT H             Form of Architect's Completion Certificate
EXHIBIT I             Form of Lessee's Completion Certificate
EXHIBIT J             Form of Assignment and Acceptance
EXHIBIT K             Form of Participant's Letter

EXHIBIT L             Assignment of Lease and Consent to Assignment
EXHIBIT M             Construction Agency Agreement
EXHIBIT N             Construction Agency Agreement Assignment
EXHIBIT O             Guarantee
EXHIBIT P             Cash Collateral Agreement
EXHIBIT Q             Leasehold Construction Deed of Trust
EXHIBIT R             Form of Financial Covenant Compliance Certificate


                             PARTICIPATION AGREEMENT


         THIS PARTICIPATION AGREEMENT, dated as of September 28, 1998 (this "Participation Agreement"), is entered into by and among PEOPLESOFT, INC., a Delaware corporation, as Lessee (together with its permitted successors and assigns, the "Lessee"); WILMINGTON TRUST COMPANY, a Delaware banking corporation, not in its individual capacity, except as expressly stated herein, but solely as Owner Trustee (together with its successors in such capacity, the "Owner Trustee" or the "Lessor"); ABN AMRO LEASING, INC., as Certificate Purchaser (the "Certificate Purchaser"); ABN AMRO BANK N.V., not in its individual capacity except as expressly stated herein, but solely as Indenture Trustee (together with its successors in such capacity, the "Indenture Trustee"); and the financial institutions listed on Schedule I, as Note Purchasers (the "Note Purchasers").

                              PRELIMINARY STATEMENT

         In accordance with the terms of the Trust Agreement, this Participation Agreement, the Lease, the Indenture and the other Operative Documents,

                  A. the Trust under the Trust Agreement has been created for the purpose of providing financing for the construction of two office buildings, one common building containing a cafeteria and fitness center, a parking structure and the Data Center, on the real property located in Pleasanton, California to be owned by the Ground Lessor, leased to the Lessor and subleased to the Lessee, and the Improvements to be constructed and owned by the Lessor and leased to the Lessee;

                  B. the Lessor contemplates acquiring a leasehold interest in such parcel of land by leasing the Land, as lessee, from the Ground Lessor, as ground lessor;

                  C. using Advances from the Lessor, the Lessee contemplates building, as Construction Agent, certain Improvements on such Land for the Lessor, acquiring certain items of Equipment, if any, to be used in connection with such Improvements, and subleasing as Lessee, the Land and leasing the Improvements and Equipment from the Lessor under the Lease;

                  D. the Certificate Purchasers are willing to provide a portion of the funding of the costs of construction of the Property and acquisition of the Equipment;

                  E. the Lessor wishes to obtain, and the Note Purchasers are willing to provide, limited recourse financing of the remaining portion of the funding of the costs of construction of the Property and acquisition of the Equipment;

                  F. concurrently with the execution and delivery of this Agreement, the Indenture Trustee is entering into the Indenture, pursuant to which Indenture, among other things, (i) the Owner Trustee creates a security interest in the Property for the benefit of the Participants, and (ii) provision is made for the issuance of Notes to the Note Holders as evidence of the participation of each Note Holder in the Advances for the Property; and

                  G. concurrently with the execution and delivery of this Agreement, the Owner Trustee is entering into (i) the Mortgage, pursuant to which Mortgage the Owner Trustee grants a mortgage on the Property, and (ii) the other Security Documents, in each case for the benefit of the Participants.

         In consideration of the mutual agreements contained in this Participation Agreement and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties hereto agree as follows:


                                   SECTION 1.

                           DEFINITIONS; INTERPRETATION

         Unless the context shall otherwise require, capitalized terms used and not defined herein shall have the meanings assigned thereto in Appendix 1 hereto for all purposes hereof; and the rules of interpretation set forth in Appendix 1 hereto shall apply to this Participation Agreement.


                                   SECTION 2.

                                  CLOSING DATE

         The closing date (the "Closing Date") shall occur on such date as the parties may agree, which shall be the earliest date on which all the conditions precedent thereto set forth in Sections 6.1, 6.2 and 6.3 hereof shall have been satisfied or waived by the applicable parties as set forth therein.


                                   SECTION 3.

                ACQUISITION OF THE PROPERTY; FUNDING OF ADVANCES

         SECTION 3.1. Owner Trustee Commitment. Subject to the conditions and terms hereof, the Owner Trustee shall take the following actions at the written request of the Lessee from time to time during the Commitment Period:

         (a) enter into the Ground Lease and the other Operative Documents to which it is to be a party;

         (b) make Advances (out of funds provided by the Participants) for the purpose of financing the construction of the Improvements and the acquisition of the Equipment, if any;

         (c) lease the Land pursuant to the Ground Lease; and

         (d) sublease the Land and lease the Improvements and Equipment, if any, as Lessor to the Lessee under the Lease.

         SECTION 3.2. Certificate Purchasers' Commitments. Subject to the terms and conditions hereof, each Certificate Purchaser severally shall make available to the Lessor at the request of the Lessee from time to time during the Commitment Period on each Funding Date an amount (each a "Certificate Purchaser Amount") in immediately available funds equal to such Certificate Purchaser's Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Certificate Purchaser shall be obligated to make available any Certificate Purchaser Amount if, after giving effect to the proposed Certificate Purchaser Amount, the outstanding aggregate amount of Certificate Purchaser Amounts of such Certificate Purchaser would exceed such Certificate Purchaser's Commitment.

         SECTION 3.3. Note Purchasers' Commitments. Subject to the terms and conditions hereof, each Note Purchaser severally shall make Loans to the Lessor at the request of the Lessee from time to time during the Commitment Period on each Funding Date in an amount in immediately available funds equal to such Note Purchaser's Commitment Percentage of the amount of the Advance being funded on such Funding Date. Notwithstanding any other provision hereof, no Note Purchaser shall be obligated to make any Loan if, after giving effect to the proposed Loan, the outstanding aggregate amount of such Note Purchaser's Loans would exceed such Note Purchaser's Commitment.

         SECTION 3.4. Procedures for Acquisition of the Ground Lease Interest. The Lessee shall give the Owner Trustee and the Indenture Trustee prior written notice not later than 10:00 a.m., San Francisco time, three Business Days prior to the proposed Ground Lease Interest Acquisition Date, pursuant to an Acquisition Request substantially in the form of Exhibit A (an "Acquisition Request"), specifying with respect to such Ground Lease Interest: (i) the proposed Ground Lease Interest Acquisition Date, (ii) the Ground Lease Interest to be acquired and (iii) the Property Improvements Costs to be funded in connection with the acquisition of the Ground Lease Interest. The Indenture Trustee shall promptly forward a copy of such Acquisition Request to each Certificate Purchaser and each Note Purchaser.

         SECTION 3.5. Procedures for Advances.

         (a) Funding Request. With respect to each funding of an Advance, the Lessee shall give the Lessor and the Indenture Trustee prior written notice not later than 11:00 a.m., New York time, four (4) Business Days (in the case of a Fixed Rate Advance) or three (3) Business Days in the case of a Eurodollar Rate Advance) prior to the proposed Funding Date, pursuant, in each case, to a Funding Request substantially in the form of Exhibit B-1 (a "Funding Request"), specifying (i) the proposed Funding Date, (ii) the amount and purpose of the Advance requested, (iii) whether such Advance is to be comprised of a Eurodollar Rate Advance or a Fixed Rate Advance, (iv) the initial Interest Period for any such Eurodollar Rate Advance, (v) the payee of such Advance and (vi) that the Advance will be utilized to fund Property Improvements Costs. The Indenture Trustee shall promptly forward a copy of such Funding Request to each Participant. The Lessee shall not request more than one Funding Date during any calendar month. Each Eurodollar Rate Advance (other than an Interest Payment Advance or an amount to be capitalized pursuant to Section 3.9(f)) shall be in a minimum amount of $1,000,000 or in amounts of $100,000 in excess thereof. Subject to the satisfaction or waiver of the conditions precedent to such Advance set forth in Section 3.5 and Section 6, each Participant shall fund its pro rata share of such Advance by making available to the Lessor its proportionate share of such Advance as Loans or Certificate Purchaser Amounts, as the case may be, in immediately available federal funds by wire transfer to the Agent for deposit to the Lessee's demand deposit account with the Indenture Trustee not later than 1:00 p.m. New York time, on the applicable Funding Date. Upon (i) the Lessee's receipt of the funds provided by the Participants with respect to an Advance, and (ii) satisfaction or waiver of the conditions precedent to such Advance set forth in Section 6, the Lessee shall pay or retain as payment or reimbursement of Property Improvements Costs, in each case from the funds provided by the Participants for such Advance.

         (b) Procedure for Fixed Rate Advances.

         (i) When the Lessee wishes to request the Lessor to make, and the Participants to submit through the Agent an offer to fund, Loans and Certificate Purchaser Amounts with respect to a Fixed Rate Advance or convert a Eurodollar Rate Advance to a Fixed Rate Advance or continue a Fixed Rate Advance as another Fixed Rate Advance, it shall transmit to the Indenture Trustee by facsimile transmission a request in substantially the form of Exhibit B-2 (a "Fixed Rate Request") so as to be received no later than 12:00 noon (New York time) four (4) Business Days prior to the date of the proposed Fixed Rate Advance, conversion or continuation specifying:

         (1) the proposed date of such Advance, conversion or continuation, which shall be a Business Day and, (A) if a conversion from a Eurodollar Rate Advance, shall be the last day of the applicable Interest Period with respect to the Advance to be converted or (B) if a continuation of a Fixed Rate Advance, shall be the last day of the Fixed Rate Period applicable thereto;

         (2) the aggregate amount of such Fixed Rate Advance, conversion or continuation, which shall be a minimum amount of $5,000,000; and

         (3) the maturity date with respect thereto (the "Fixed Rate Maturity Date"), which shall be a Business Day not later than the Maturity Date.

         The Lessee shall pay to the Indenture Trustee a fee of $1,000 for each Fixed Rate Request.

         (ii) Upon receipt of a Fixed Rate Request from the Lessee, the Indenture Trustee will promptly forward such Fixed Rate Request to the Participants by facsimile transmission.

         (iii)(1) Each Participant, upon receipt of a Fixed Rate Request, shall submit an offer (a "Fixed Rate Offer") to fund its Loans or Certificate Purchaser Amounts with respect to the applicable Fixed Rate Advance, convert its Loans or Certificate Purchaser Amounts with respect to the applicable Eurodollar Rate Advance to the requested Fixed Rate Advance or continue its Loans or Certificate Purchaser Amounts with respect to the applicable Fixed Rate Advance to the requested Fixed Rate Advance in response to such Fixed Rate Request. Each Fixed Rate Offer must comply with the requirements of this subsection (iii) and must be submitted to the Indenture Trustee by facsimile transmission not later than 11:00 a.m. (New York time) three
                  (3) Business Days prior to the proposed Funding Date, conversion date or continuation date.

              (2) Each Fixed Rate Offer shall specify:

                  (A) the proposed date of the Advance, conversion or continuation;

                  (B) the principal amount of such Participant's Loans or Certificate Purchaser Amounts with respect to the Advance, conversion or continuation for which such Fixed Rate Offer is being made, which principal amount must be equal to such Participant's pro rata share of the aggregate amount requested;

                  (C) the fixed rate per annum (rounded upward to the nearest 1/100th of 1%) offered for such Fixed Rate Advance; and

                  (D) the Fixed Rate Maturity Date with respect to such Fixed Rate Advance (which shall be the date requested by the Lessee) (the period from the date any Fixed Rate Advance is made to its Fixed Rate Maturity Date is referred to as a "Fixed Rate Period").

         (iv) Promptly on receipt on the third Business Day prior to the proposed Funding Date or conversion or continuation date, the Indenture Trustee will notify the Lessee of the terms of all Fixed Rate Offers submitted by the Participants with respect to the Fixed Rate Request. The Indenture Trustee's notice to the Lessee shall specify (1) the aggregate amount for which offers have been received; and (2) the respective amounts and interest rates, as the case may be, and the weighted average interest rate so offered. Subject only to the provisions of Section 6 and to the Lessee's right to reject all Fixed Rate Offers set forth in Section 3.5(b)(v), any Fixed Rate Offer shall be irrevocable.

         (v) Promptly upon receipt of the Indenture Trustee's notice referred to in Section 3.5(b)(iv) above, on the third Business Day prior to the proposed Funding Date or conversion or continuation date, the Lessee shall notify the Indenture Trustee of its acceptance or non-acceptance of the Fixed Rate Offers which it has received pursuant to Section 3.5(b)(iv). The Lessee shall be under no obligation to accept any offer, but if any offer is rejected, all Fixed Rate Offers with respect to the same Fixed Rate Request must be rejected. If the Lessee accepts any Fixed Rate Offer, the Lessee must accept all Fixed Rate Offers with respect to the same Fixed Rate Request only in whole. If the Fixed Rate Offers are rejected or if no response is received from the Lessee, the Lessee may elect to have the applicable Advance be a Eurodollar Rate Advance pursuant to Section 3.5(a) or (c) hereof provided the conditions thereto are met. Otherwise, the Advance that was the subject of such Fixed Rate Request shall be a Eurodollar Rate Advance with an Interest Period of one month commencing on the applicable Funding Date or proposed conversion date, provided, that no Interest Period shall commence or terminate on or after the Maturity Date.

         (c) Conversion and Continuation Procedures. The Lessee may (i)(A) on the last day of any Fixed Rate Period, convert all or any part of any Fixed Rate Advance to a Eurodollar Rate Advance or (B) on the last day of any Interest Period, continue the applicable Eurodollar Rate Advance as a Eurodollar Rate Advance for a successive Interest Period, by giving notice to the Indenture Trustee by 12:00 noon, New York time, on a day which is at least three Business Days prior to the proposed date of such conversion or continuation or (ii) on the last day of any Fixed Rate Period, continue all or any part of any Fixed Rate Advance as another Fixed Rate Advance by giving the notice and following the procedure set forth in Section 3.5(b). Each such notice with respect to the conversion into or continuation of a Eurodollar Rate Advance shall be irrevocable, shall be effective upon receipt by the Indenture Trustee, shall be in writing (or by telephone to be confirmed in writing by the Lessee on the Business Day such telephonic notice was given), shall specify the Type, the date and amount of the conversion or continuation, the Advances to be converted or continued and the Interest Period applicable thereto. If the Lessee fails to give appropriate notice pursuant to this Section 3.5(c) or Section 3.5(b), such Advance shall automatically become a Eurodollar Rate Advance with an Interest Period of one month at the end of its then current Fixed Rate Period or Interest Period, provided, that no Interest Period shall commence or terminate on or after the Maturity Date. Promptly upon receipt of each notice of conversion or continuation, the Indenture Trustee shall advise each Participant thereof. No Fixed Rate Advance shall be converted or continued on any day other than the last day of the Fixed Rate Period relating to such Advance.

         SECTION 3.6. Allocation of Commitments. Schedule I hereto contains an allocation for each Participant of (i) the amount of its Commitment representing its Tranche A Loan Commitment ("Tranche A Loan Commitment"), (ii) the amount of its commitment representing its Tranche B Loan Commitment ("Tranche B Loan Commitment"), (iii) the amount of its commitment representing its Certificate Purchaser Commitment ("Certificate Commitment"), (iv) the amount of its Commitment (and allocation to its Tranche A Loan Commitment and Tranche B Loan Commitment) allocated to the 364 Day Commitment, and (v) the amount of its Commitment (and allocation to its Tranche A Loan Commitment, Tranche B Loan Commitment and Certificate Commitment) allocated to the Eighteen Month Commitment. The Lessee, the Lessor and the Participants have approved all such allocations and commitments. Schedule I shall be amended as required to reflect changes in the allocations set forth thereon due to the addition of additional Participants pursuant to Section 12.1.

         SECTION 3.7. Use of Commitments. (a) All remittances by each Participant to the Lessor to fund Advances shall be allocated first, to the 364 Day Commitment of such Participant, and second, to the Eighteen Month Commitment of such Participant. Unless extended as provided in this Section 3.7, the 364 Day Commitment shall terminate on the day which is 364 days after the Closing Date and the unused portion thereof shall not be available to the Lessor thereafter. The Lessee shall notify the Lessor, the Indenture Trustee and each Participant not less than forty-five (45) days prior to the expiration date of the 364 Day Commitment whether it wishes to extend the availability of the unused portion of the 364 Day Commitment to the Six Month Extension Termination Date. The availability of the unused portion of the 364 Day Commitment shall not be extended unless the Indenture Trustee and each Participant, in its sole discretion, has notified the Lessor and the Indenture Trustee within fifteen
(15) days prior to such termination date that it will permit the unused portion of its 364 Day Commitment to be extended to the Six Month Extension Termination Date commencing on the Extension Date. The Indenture Trustee shall notify the Lessee whether the Participants have agreed to permit the extension of such unused portion of the 364 Day Commitment to the Six Month Extension Termination Date. Any portion that is so extended shall bear Commitment Fees from and after the Extension Date at a rate applicable to the 364 Day Commitment. The parties hereto shall amend Schedule I hereto in connection with any such extension.

         (b) If the 364 Day Commitment is extended pursuant to Section 3.7(a), the Lessee shall pay to each Participant its pro rata share of the Extension Fee on the Extension Date.

         SECTION 3.8. Termination, Reduction or Extension of Participants' Commitments. (a) The Lessor shall have the right, upon not less than five (5) Business Days' written notice to the Indenture Trustee, to terminate the Participants' Commitments or, from time to time, to reduce the amount of the Participants' Commitments, provided that (i) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche A Loans shall not exceed the aggregate Tranche A Loan Commitments, (ii) after giving effect to such reduction, the aggregate outstanding principal amount of the Tranche B Loans shall not exceed the aggregate Tranche B Loan Commitments, (iii) after giving affect to such reduction, the aggregate principal amount of the Certificates shall not exceed the aggregate Certificate Commitments, and (iv) any such reduction shall be made pro rata among the Participants' Commitments within each tranche. At any time other than during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Lessee and after the occurrence and during the continuance of an Event of Default the Lessor shall exercise such right only as directed by the Required Participants.

         (b) The Lessee may, by written request to the Lessor and Indenture Trustee (which the Indenture Trustee shall promptly forward to each Participant) given at any time from time to time after six (6) months after the Closing Date, request (an "Extension Request") that the Maturity Date be extended to the date that is five (5) years after the date requested by the Lessee (the "Extension Effective Date"). No later than the date (the "Extension Response Date") which is (30) days after such request has been delivered to each of the Participants, each Participant will notify the Lessor in writing (with a copy to the Indenture Trustee and the Lessee) whether or not it consents to such Extension Request (which consent may be granted or denied by each Participant in its sole discretion and may be conditioned on receipt of such financial information or other documentation as may be specified by such Participant including without limitation satisfactory appraisals of the Property), provided that any Participant that fails to so advise the Lessor on or prior to the Extension Response Date shall be deemed to have denied such Extension Request. The extension of the Maturity Date contemplated by any Extension Request shall become effective as of the Extension Effective Date on or after the Extension Response Date on which all of the Participants (other than non-consenting Participants (each a "Non-Consenting Participant") which have been replaced by Replacement Participants in accordance with Section 3.8(c)) shall have consented to such Extension Request; provided that:

                  (A) on both the date of the Extension Request and the Extension Effective Date, (x) each of the representations and warranties made by the Lessee and the Lessor in or pursuant to the Operative Documents shall be true and correct in all material respects as if made on and as of each such date, except for representations and warranties made as of a specific date, which shall be true and correct in all material respects as of such date, (y) no Event of Default shall have occurred and be continuing, and (z) on each of such dates the Indenture Trustee shall have received a certificate of the Lessee and the Lessor, each as to itself, as to the matters set forth in clause (x) above and from the Lessee as to the matters set forth in clause (y) above, and

                  (B) the Indenture Trustee and the Required Participants shall have received satisfactory evidence that the Expiration Date shall, after giving effect to any extension thereof which has become effective on or prior to such Extension Effective Date, occur on the Maturity Date as so extended.

         (c) The Lessee shall be permitted to replace any Non-Consenting Participant under this Section 3.8 with a replacement bank or other financial institution (a "Replacement Participant") at any time on or prior to the date which is thirty (30) days after the relevant Extension Response Date; provided that (i) such replacement does not conflict with any Requirement of Law, (ii) the Replacement Participant shall purchase, at par, all of the Notes and/or Certificates of such Non-Consenting Participant on or prior to the date of replacement, (iii) the Lessee shall be liable to such Non-Consenting Participant under Section 13 of this Agreement if any Advance (or Loan or Certificate Purchaser Amount with respect thereto) shall be prepaid (or purchased) other than on the last day of the Interest Period or Interest Periods relating thereto, (iv) the Replacement Participant, if not already a Participant, shall be reasonably satisfactory to the Required Participants, (v) such replacement shall be made in accordance with the provisions of Section 12 of this Agreement (provided that the Lessee or the relevant Replacement Participant shall be obligated to pay or cause to be paid the Transaction Expenses arising in connection therewith), (vi) the Replacement Participant shall have agreed to be subject to all of the terms and conditions of this Agreement (including the extension of the Maturity Date contemplated by the relevant Extension Request) and the other Operative Documents, and (vii) at any time other than during the continuance of an Event of Default, the Lessee shall have the exclusive right to designate the Replacement Participant. The Indenture Trustee hereby agrees to cooperate with the Lessee in the Lessee's efforts to arrange one or more Replacement Participants as contemplated by this Section 3.8(c).

         SECTION 3.9. Types of Advances; Interest and Certificate Yield Rates; Procedures.

         (a) Each Advance shall be comprised of either a Fixed Rate Advance or a Eurodollar Rate Advance (each being herein called a "Type" of Advance), as the Lessee shall specify in the related Funding Request or notice of conversion or continuation pursuant to Section 3.5. Each Fixed Rate Advance (and Loan and Certificate Purchaser Amount with respect to such Fixed Rate Advance) shall bear interest or, with respect to a Certificate Purchaser Amount, yield ("Certificate Yield"), as the case may be, for each day during the Fixed Rate Period with respect thereto at a rate per annum equal to the Fixed Rate determined with respect to such Fixed Rate Period plus the Applicable Margin.

         (b) Each Eurodollar Rate Advance (and Loan and Certificate Purchaser Amount with respect to such Eurodollar Rate Advance) shall bear interest or Certificate Yield, as the case may be, for each day during each Interest Period with respect thereto at a rate per annum equal to the Eurodollar Rate determined for such day plus the Applicable Margin; provided, however, that:

         (i) each Advance and related Loan and Certificate Purchaser Amount outstanding during the period beginning on the Closing Date and ending on the date three (3) Business Days thereafter shall bear interest or Certificate Yield during such period at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin; and

         (ii) an Advance and related Loan and Certificate Purchaser Amount shall bear interest or Certificate Yield, as the case may be, at a rate per annum equal to the Alternate Base Rate plus the Applicable Margin to the extent expressly required by the terms hereof.

The Lessee shall give irrevocable written notice to the Indenture Trustee, in accordance with Section 3.5 and the applicable provisions of the term "Interest Period" set forth in Appendix 1, of the length of each Interest Period to be applicable to each Eurodollar Rate Advance.

         (c) If all or a portion of (i) the amount of any Loans or Certificate Purchaser Amounts with respect to any Advance, (ii) any interest or Certificate Yield payable thereon or (iii) any other amount payable hereunder shall not be paid when due (whether at the stated maturity, by acceleration or otherwise), such overdue amount shall bear interest at a rate per annum which is equal to the Overdue Rate.

         (d) Interest and Certificate Yield shall be payable in immediately available funds (except as provided in paragraph (e) below) in arrears on each Scheduled Payment Date, provided that (i) interest accruing pursuant to paragraph (c) of this Section 3.9 shall be payable from time to time on demand and (ii) each prepayment of Advances shall be accompanied by accrued interest to the date of such prepayment on the amount of Advances so prepaid plus amounts payable under Section 13.6 hereof. The Indenture Trustee shall provide the Lessee with not less than five (5) days' notice of the amount of Basic Rent due on any Scheduled Payment Date.

         (e) On each date which is three (3) Business Days prior to each Scheduled Payment Date during the Construction Period, unless the Lessee notifies the Lessor prior to such date that the Lessee desires to pay in cash on the Scheduled Payment Date the accrued interest and Certificate Yield on Loans and Certificate Purchaser Amounts, respectively, with respect to Advances allocated to Property Improvement Costs during the Construction Period and makes such cash payment on the Scheduled Payment Date, the Lessee shall be deemed to have requested an Advance comprised of an Interest Payment Advance pursuant to Section 3.5 and the Lessor shall be deemed to have requested a funding of Loans and Certificate Purchaser Amounts pursuant to Sections 3.2 and 3.3 with respect to such Advance in an amount equal to the aggregate amount of the Basic Rent due and payable on such date with respect to accrued interest and Certificate Yield on Loans and Certificate Purchaser Amounts, respectively, with respect to outstanding Advances. Each Interest Payment Advance shall initially be deemed to be a Eurodollar Rate Advance having a one month Interest Period. The Funding Date with respect to any such Interest Payment Advance (and related Loans and Certificate Purchaser Amounts and with respect thereto) shall be the relevant Scheduled Payment Date (provided that such Advance and such funding shall be subject to satisfaction of the applicable conditions precedent set forth in Section 6) and the proceeds of such payment shall be applied to pay such accrued interest and Certificate Yield. On each such Funding Date during the Construction Period, the Property Cost and Property Improvements Cost shall be increased by an amount equal to the Basic Rent paid on such date with respect to such Property with the proceeds of such payment. The Indenture Trustee shall provide the Lessee on a monthly basis with a detailed statement or other form of confirmation showing all deemed Interest Payment Advances made to the Lessee pursuant to this Section 3.9(e).

         (f) Capitalization of Certain Amounts During Construction Period.

         (i) On each date during the Construction Period that any amount is payable by the Lessee under the Operative Documents on account of (A) Basic Rent (to the extent provided in Section 3.9(e)), (B) fees pursuant to Section 4 or (c) Supplemental Rent consisting of amounts payable by the Lessor as rent or otherwise under the Ground Lease, such amounts shall be capitalized by automatically treating such amount as an Advance and related Loans and Certificate Purchaser Amounts made on such date.

         (ii) If any Lessor Party shall request the Lessor to capitalize the amount of (A) any Claims or Taxes pursuant to Section 13.1(z) or 13.5(a), (B) any increased costs or reduced amounts pursuant to clause
         (2) of Section 13.10(a) or (C) any loss or liability pursuant to
         Section 24.1 of the Lease, any such amount shall be capitalized by automatically treating such amount as an Advance and related Loans and Certificate Purchaser Amounts (funded by such Lessor Party); provided, however, that the Lessee shall have no obligation to pay any such amounts if the Lessee exercises the Remarketing Option or is otherwise required to pay the Residual Value Guarantee Amount in accordance with the Lease and the other Operative Documents, except to the extent such amounts may be included in the Residual Value Guarantee Amount. If any such capitalized amounts are included in the Asset Termination Value, Lease Balance or Participant Balance (the "3.9(f)(ii) portion" of the Asset Termination Value, Lease Balance or Participant Balance), all the Lessee payments and other amounts applied to the Asset Termination Value, Lease Balance or Participant Balance shall be applied as follows:

                  (1) If any 3.9(f)(ii) portion is outstanding when a payment is to be applied to the Asset Termination Value, Lease Balance or Participant Balance, such payment shall first be applied to the 3.9(f)(ii) portion of the Asset Termination Value, Lease Balance or Participant Balance and shall be shared by the Lessor Parties that funded such 3.9(f)(ii) portion of the Asset Termination Value, Lease Balance, or Participant Balance pro rata based on the amounts so funded by and owed to such Lessor Parties.

                  (2) If any amount of such payment then remains, such remaining amount shall be applied to all other amounts included in the Asset Termination Value, Lease Balance or Participant Balance (the "project costs portion" of the Asset Termination Value, Lease Balance or Participant Balance) and shall be shared by the Participants as provided in Section 6.2 to Section 6.10 of the Indenture.

         The Indenture Trustee shall notify the Lessee, the Lessor and each Participant of each amount capitalized and treated as an Advance (and related Loans and Certificate Purchaser Amounts) under this Section 3.9(f)(ii) within fifteen (15) days after each such Advance.

         (iii) Transaction Expenses incurred during the Construction Period shall be funded as Advances and related Loans and Certificate Purchaser Amounts and capitalized to the extent set forth in Section 9.1.


         SECTION 3.10. Computation of Interest and Certificate Yield. (a) For purposes of determining the Alternate Base Rate, interest and Certificate Yield shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed; and for purposes of determining a Eurodollar Rate or a Fixed Rate, interest and Certificate Yield shall be calculated on the basis of a 360-day year for the actual days elapsed. The Indenture Trustee shall as soon as practicable after the commencement of each Interest Period or Fixed Rate Period notify the Lessor, the Lessee and the Participants of each determination of a Eurodollar Rate or a Fixed Rate. Any change in the interest rate on an Advance and related Loans and Certificate Purchaser Amounts resulting from a change in the Alternate Base Rate, the Eurocurrency Reserve Requirements or the Applicable Margin shall become effective as of the opening of business on the day on which such change becomes effective. The Indenture Trustee shall as soon as practicable notify the Lessor, the Lessee and the Participants of the effective date and the amount of each such change in interest rate.

         (b) Each determination of an interest rate by the Indenture Trustee pursuant to any provision of this Agreement shall be conclusive and binding on the Lessor, the Lessee and the Participants in the absence of manifest error. The Indenture Trustee shall, at the request of such parties, deliver to such parties a statement showing the quotations used by the Indenture Trustee in determining any interest rate pursuant to Section 3.9(a).

                                   SECTION 4.

                                      FEES

         SECTION 4.1. Commitment Fees. The Lessee shall pay to the Indenture Trustee for the account of each Participant a commitment fee (the "Commitment Fees") for the period from and including the Closing Date to the earlier of (i) the Completion Date or (ii) the Outside Completion Date, computed in the case of each Participant at a rate per annum equal to the Commitment Fee Rate applicable to the 364 Day Commitment or the Eighteen Month Commitment, as the case may be, on the amount of the Available Commitment of such Participant, in each case during the period for which payment is made, payable on each Commitment Fee Payment Date. Commitment Fees shall be calculated on the basis of a 365- (or 366-, as the case may be) day year for the actual days elapsed.

         SECTION 4.2. Underwriting Fee. The Lessee shall pay to the Arranger the underwriting fee (the "Underwriting Fee") referred to in, and at such times as provided in, the Arranger Fee Letter.

         SECTION 4.3. Administrative Fee. The Lessee shall pay an administrative fee (the "Administrative Fee") to the Arranger for its own account as provided in, and at such times as provided in, the Arranger Fee Letter.

         SECTION 4.4. Overdue Fees. If all or a portion of any fee due hereunder shall not be paid when due, such overdue amount shall bear interest, payable by the Lessee on demand, at a rate per annum equal to the Overdue Rate from the date of such nonpayment until such amount is paid in full (as well after as before judgment).

         SECTION 4.5. Extension Fee. The Lessee shall pay the Extension Fee to the Indenture Trustee for the account of each Participant agreeing to an extension of the 364 Day Commitment if any portion of the 364 Day Commitment is extended pursuant to Section 3.7. The Extension Fee shall be payable on the Extension Date.


                                   SECTION 5.

                        CERTAIN INTENTIONS OF THE PARTIES

         SECTION 5.1. Nature of Transaction. (a) It is the intent of the parties hereto that: (i) the Lease constitutes an "operating lease" pursuant to Statement of Financial Accounting Standards No. 13, as amended, for purposes of Lessee's financial reporting, and (ii) for purposes of federal, state and local income or franchise taxes and for any other tax imposed on or measured by income, the transaction contemplated hereby is a financing arrangement and preserves ownership in the Property in the Lessee.

Accordingly, and notwithstanding any provision of this Participation Agreement to the contrary, the parties hereto agree and declare that: (i) the transactions contemplated by the Lease are intended to have a dual, rather than single, form; and (ii) all references in this Participation Agreement to the "lease" of the Property which fail to reference such dual form do so as a matter of convenience only and do not reflect the intent of parties hereto as to the true form of such arrangements. Nevertheless, the Lessee acknowledges and agrees that neither the Indenture Trustee, the Lessor nor any Participant has made any representations or warranties to the Lessee concerning the tax, accounting or legal characteristics of the Operative Documents and that the Lessee has obtained and relied upon such tax, accounting and legal advice concerning the Operative Documents as it deems appropriate.

         (b) Anything to the contrary in the Operative Documents notwithstanding, the parties hereto intend and agree that with respect to the nature of the transactions evidenced by the Lease in the context of the exercise of remedies under the Operative Documents, including, without limitation, in the case of any proceedings under commercial or real estate law, any insolvency or receivership proceedings or a petition under the United States bankruptcy laws or any other applicable insolvency laws or statute of the United States of America or any State or Commonwealth thereof affecting the Lessee, the Lessor, or any Participant or any enforcement or collection actions, (i) the transactions evidenced by the Lease are loans made by the Lessor and the Participants as unrelated third party lenders to the Lessee secured by the Property, (ii) the obligations of the Lessee under the Lease to pay Basic Rent and Supplemental Rent or Asset Termination Value in connection with a purchase of the Property pursuant to the Lease shall be treated as payments of interest on and principal of, respectively, loans from the Lessor and the Participants to the Lessee, and (iii) the Lease grants a security interest and mortgage or deed of trust or lien, as the case may be, in the Property to the Lessor and the Participants to secure the Lessee's performance under and payment of all amounts under the Lease and the other Operative Documents.

         (c) Specifically, without limiting the generality of subsection (b) of this Section 5.1, the parties hereto further intend and agree that, for the purpose of securing the Lessee's obligations for the repayment of the above-described loans from the Lessor and the Participants to the Lessee, (i) the Lease shall also be deemed to be a security agreement and financing statement within the meaning of Article 9 of the Uniform Commercial Code (and specifically, a construction mortgage, as said term is defined in Section 9-313(1)(c) of the Uniform Commercial Code) and a real property mortgage or deed of trust; (ii) the conveyance provided for in Article II of the Lease shall be deemed to be a grant by the Lessee to the Lessor and the Participants of a mortgage lien and security interest in all of the Lessee's right, title and interest in and to the Property and all proceeds of the conversion, voluntary or involuntary, of the foregoing into cash, investments, securities or other property, whether in the form of cash, investments, securities or other property (it being understood that Lessee hereby mortgages and warrants and grants a security interest in the Property to Lessor and the Participants to secure such loans); (iii) the possession by the Lessor or any of its agents of notes and such other items of property as constitute instruments, money, negotiable documents or chattel paper shall be deemed to be "possession by the secured party" for purposes of perfecting the security interest pursuant to Section 9-305 of the Uniform Commercial Code; and (iv) notifications to Persons holding such property, and acknowledgments, receipts or confirmations from financial intermediaries, bankers or agents (as applicable) of the Lessee shall be deemed to have been given for the purpose of perfecting such security interest under Applicable Law. The Lessor and the Lessee shall, to the extent consistent with the Lease, take such actions and execute, deliver, file and record such other documents, financing statements, mortgages and deeds of trust as may be reasonably necessary to ensure that, if the Lease were deemed to create a security interest in the Property in accordance with this Section, such security interest would be deemed to be a perfected security interest of first priority under Applicable Law and will be maintained as such throughout the Term.

         (d) Specifically, without limiting the generality of subsections (a),
(b) and (c) of this Section 5.1, the parties hereto intend and agree that, for purposes of filing federal, state and local returns, reports and other statements relating to income or franchise taxes, or any other taxes imposed upon or measured by income, (i) the Lessee shall be entitled to take any deduction, credit, allowance or other reporting position consistent with its status as owner of the Property; and (ii) neither the Lessor nor any Participant shall take an initial position on its federal, state and local returns, reports and other statements relating to income or franchise taxes that is inconsistent with the Lessee's status as owner of the Property.

         (e) If the transaction evidenced by this Agreement and the other Operative Documents can no longer be treated as an operating lease pursuant to GAAP for accounting purposes, all provisions in the Operative Documents limiting the Lessee's obligation to pay the Lease Balance or Asset Termination Value (including the Remarketing Option) shall no longer apply. If any such change in accounting treatment shall occur, the Lessee shall enter into such amendments to the Operative Documents as the Lessor or the Required Participants may reasonably request to reflect the foregoing.

         SECTION 5.2. Amounts Due Under Lease. Anything else herein or elsewhere to the contrary notwithstanding, it is the intention of the Lessee, the Lessor, the Participants and the Indenture Trustee that: (i) the amount and timing of installments of Basic Rent due and payable from time to time from the Lessee under the Lease shall be equal to the aggregate payments due and payable as interest and principal on the Notes and Certificate Yield on, and the Certificate Purchaser Amounts with respect to, the Certificates on each Payment Date; (ii) if the Lessee elects the Purchase Option or becomes obligated to purchase the Property under the Lease, the Notes, the Certificate Purchaser Amounts, all interest and Certificate Yield, thereon and all other obligations of the Lessee owing to the Certificate Holders, the Owner Trustee, the Note Holders and the Indenture Trustee shall be paid in full by the Lessee; (iii) if the Lessee properly elects the Remarketing Option, the Lessee shall only be required to pay to the Lessor the proceeds of the sale of the Property, the Residual Value Guarantee Amount and any amounts due pursuant to Section 13 of this Participation Agreement and Section 22.1 of the Lease; and (iv) upon an Event of Default resulting in an acceleration of the Lessee's obligation to purchase the

Property under the Lease, the amounts then due and payable by the Lessee under the Lease shall include all amounts necessary to pay in full the Asset Termination Value, plus all other amounts then due from the Lessee to the Note Holders, the Indenture Trustee, the Certificate Holders and the Owner Trustee under the Operative Documents.


                                   SECTION 6.

                      CONDITIONS PRECEDENT TO CLOSING DATE,
                ACQUISITION OF GROUND LEASE INTEREST AND ADVANCES

         SECTION 6.1. Conditions Precedent -- Documentation. The obligation of the Lessor to acquire the Ground Lease Interest by ground lease on the Ground Lease Interest Acquisition Date, the obligation of the Lessor to make an Advance to finance the acquisition of Equipment or the construction of any Improvements or the funding of any Interest Payment Advance or other Section 3.9(f)(ii) portion on any Funding Date, and the obligation of each Participant to purchase its respective Notes and/or Certificates on the Closing Date and to make available to the Lessor its related portion of each such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and the conditions precedent set forth in Section 6.2 and Section 6.3 (it being understood that the Lessor's obligation to acquire such Ground Lease Interest or to finance such Equipment, if any, or Improvements shall not be subject to the conditions precedent set forth in this Section 6.1, Section 6.2 or Section 6.3 to the extent such conditions are actions required of the Lessor) on or prior to the Closing Date, Ground Lease Interest Acquisition Date or such Funding Date, as the case may be:

         (a) Acquisition and Funding Request. Prior to the Ground Lease Interest Acquisition Date or applicable Funding Date, the Indenture Trustee and the Lessor shall have received a fully executed counterpart of the Acquisition Request or Funding Request, as the case may be, appropriately completed by the Lessee, in accordance with Sections 3.4 and 3.5, respectively; provided, that this condition shall be deemed to have been satisfied in connection with an Interest Payment Advance or funding of a Section 3.9(f)(ii) portion pursuant to
Section 3.9 hereof.

         (b) Closing Date; Operative Documents. The Closing Date shall have occurred and each of the Operative Documents to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect, including, without limitation,
(i) this Participation Agreement, (ii) the Lease, (iii) the Indenture, (iv) the Notes, (v) the Trust Agreement, (vi) the Certificates, (vii) the Guarantee,
(viii) the Cash Collateral Agreement, (ix) the Construction Agency Agreement,
(x) the Construction Agency Agreement Assignment, (xi) the Mortgage, (xii) the Assignment of Lease, (xiii) the Consent to Assignment, (xv) the Ground Lease and
(xvi) the Appointment of Co-Trustee. No Default or Event of Default shall exist thereunder (both before and after giving effect to the transactions contemplated by the Operative Documents), and the Lessor, the Indenture Trustee and each Participant shall each have received a fully executed copy of each of such Operative

Documents (other than (A) the Lease and Lease Supplement, of which the Indenture Trustee shall receive the originals and the Lessor and the Certificate Purchasers shall receive specimens, (B) the Certificates, of which each Certificate Purchaser shall receive its original and the Lessee, the Indenture Trustee and the Note Purchasers shall receive specimens), and (C) the Notes, of which each Note Purchaser shall receive its original and the other parties shall receive specimens. On or prior to the Closing Date or the Ground Lease Interest Acquisition Date, as applicable, the Operative Documents (or memoranda thereof), any supplements thereto and any financing statements in connection therewith required under the Uniform Commercial Code shall have been recorded, registered and filed, if necessary, in such manner as to enable the respective counsel to render their opinions referred to in clauses (l) below.

         (c) Environmental Certificate. The Indenture Trustee, each Participant and the Lessor shall have received an Environmental Certificate substantially in the form of Exhibit C (an "Environmental Certificate") with respect to the Property, provided that such Environmental Certificate shall be delivered not less than five (5) Business Days prior to the Ground Lease Interest Acquisition Date and accompanied by the Environmental Audit for the Property, each of which shall have been approved by the Indenture Trustee, the Required Participants and the Lessor, it being understood and agreed that the Lessee agrees to provide a Phase II environmental site assessment with respect to any Recognized Environmental Conditions (as defined in the certificate) shown on such certificate or indicated in the Environmental Audit within ninety (90) days following the Ground Lease Interest Acquisition Date if requested by the Required Participants, to remedy any such conditions within two hundred seventy
(270) days following the Ground Lease Interest Acquisition Date and to deliver to the Indenture Trustee, the Lessor and each Participant upon completion of such remedial action a written statement by the consultant who prepared the Environmental Audit indicating that all such exceptions have been remedied in compliance with Applicable Law.

         (d) Appraisal. On or prior to the Ground Lease Interest Acquisition Date, the Indenture Trustee, the Lessor and the Participants shall have received an Appraisal of the Property, which Appraisal shall (i) show as of the projected Completion Date the Fair Market Sales Value of the Ground Lease Interest and the Improvements to be constructed thereon in accordance with the Plans and Specifications, and (ii) meet the other applicable requirements set forth in the definition of the term "Appraisal" contained in Appendix 1.

         (e) Ground Lease. As of the Ground Lease Interest Acquisition Date, the conditions to commencement of the lease term under the Ground Lease shall have been satisfied to satisfaction of, or waived by, the Ground Lessor, the Lessor and the Participants, the Ground Lease shall have been duly executed and shall be in full force and effect and the lease term thereunder shall have commenced as of such date.

         (f) Lease Supplement; Equipment Schedule. The Lessee and the Lessor shall have delivered (i) on or prior to the Ground Lease Interest Acquisition Date, the original counterpart of the Lease Supplement executed by the Lessee and the Lessor to the

Indenture Trustee and (ii) on or prior to the applicable Funding Date, a duly executed Equipment Schedule covering any Equipment, if any, being acquired with the proceeds of such Advance by the Lessor.

         (g) Survey and Title Insurance. On or prior to the Ground Lease Interest Acquisition Date, the Lessee shall have delivered (i) an ALTA/ACSM
(1992)(Urban) Survey of the Property, including Table A numbers 1, 2, 3, 4, 6, 8, 9, 10 and 11, certified to the Lessor, the Indenture Trustee, the Participants and the title company and otherwise in form reasonably acceptable to the Participants, (ii) an ALTA (1992) owners title insurance policy with extended coverage over the general exceptions, insuring leasehold title in the Lessor to the Ground Lease and the Ground Lease Interest and fee title in the Lessor to the Improvements, subject only to the Permitted Exceptions, (iii) an ALTA (1992) Loan Policy insuring the Indenture Trustee that the Lien of the Mortgage is a first and primary lien in the Lessor's interest in the Lease, in the leasehold title to the Ground Lease Interest and in the fee title to the Improvements, subject only to pending disbursements for construction and the Permitted Exceptions, and (iv) an ALTA (1992) Loan Policy insuring the Indenture Trustee that the Lien of the Lease is a first and primary Lien in the Lessee's interest in the Property; such policies each in an amount not less than the estimated Property Cost and to be reasonably satisfactory to the Lessor, the Indenture Trustee and the Participants with extended coverage, access, tax parcel, survey identicality, variable rate, future advances, usury, comprehensive, fraudulent conveyances, doing business, mechanics liens and zoning endorsements and such other endorsements as and to the extent available in such jurisdiction where the Property is located, if requested by the Required Participants.

         (h) Evidence of Recording and Filing. On or prior to the Ground Lease Interest Acquisition Date, the Indenture Trustee shall have received evidence reasonably satisfactory to it that each of the Ground Lease, the Lease Supplement, the Assignment of Lease and Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage shall have been or are being recorded with the appropriate Governmental Authorities in the order in which such documents are listed in this clause, and the UCC Financing Statements with respect to the Property being acquired shall have been or are being filed with the appropriate Governmental Authorities.

         (i) Evidence of Insurance. On or prior to the Ground Lease Interest Acquisition Date, copies of the Lessee's insurance policies with respect to the Property required to be maintained pursuant to the Lease shall have been delivered to the insurance consultant of the Lessor and the Participants and such policies shall be reasonably satisfactory to such insurance consultant, the Lessor and the Participants.

         (j) Evidence of Use of Proceeds. On or prior to the applicable Funding Date, the Indenture Trustee and each Participant shall have received evidence reasonably satisfactory to the Indenture Trustee and each Participant as to the use of the proceeds of the Advance in accordance with the provisions of Section 8.1(g).

         (k) Taxes. On or prior to the Ground Lease Interest Acquisition Date, all taxes, fees and other charges in connection with the execution, delivery, recording, filing and registration of the Operative Documents shall have been paid or provisions for such payment shall have been made to the satisfaction of the Indenture Trustee, each Participant and the Lessor.

         (l) Opinions of Counsel. On or prior to the Closing Date, (i) the Lessee shall have delivered to the Indenture Trustee, each Participant and the Lessor an opinion of Orrick, Herrington & Sutcliffe LLP, counsel to the Lessee, as to the matters set forth in Exhibit D (with an appropriate update on the Ground Lease Interest Acquisition Date (if different than the Closing Date) with respect to the Property and the Mortgage); (ii) the Owner Trustee shall have delivered to the Indenture Trustee, the Lessee and each Participant an opinion of counsel reasonably satisfactory to the Indenture Trustee, each Participant and the Lessee in the form set forth on Exhibit E; and (iii) Dorsey & Whitney, counsel to the Co-Trustee, shall have issued to the Lessor, the Indenture Trustee, the Lessee and the Participants its opinion to the effect and in the form set forth on Exhibit F.

         (m) Approvals. All necessary (or, in the reasonable opinion of the Lessor, the Participants or the Indenture Trustee or any of their respective counsel, advisable) Governmental Actions and covenants and approvals of or by any Governmental Authority or other Person, in each case required by any Requirement of Law, covenant or restriction affecting the Property or the transactions contemplated thereby shall have been obtained or made and be in full force and effect prior to the time required to be in effect.

         (n) Litigation. No action or proceeding shall have been instituted, nor shall any action or proceeding be threatened, before any Governmental Authority, nor shall any order, judgment or decree have been issued or proposed to be issued by any Governmental Authority (i) to set aside, restrain, enjoin or prevent the full performance of this Participation Agreement, the Lease or any other Operative Document or any transaction contemplated hereby or thereby or
(ii) which is reasonably likely to have a Material Adverse Effect.

         (o) Requirements of Law. In the reasonable opinion of the Lessor, the Participants, the Indenture Trustee and their respective counsel, the transactions contemplated by the Operative Documents do not and will not violate any Requirement of Law and do not and will not subject the Lessor, the Indenture Trustee or any Participant to any adverse regulatory or tax prohibitions or constraints.

         (p) Responsible Officer's Certificate of the Lessee. The Lessor, each Participant and the Indenture Trustee shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Lessee stating that
(i) each and every representation and warranty of the Lessee contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Lease, the Ground Lease or the Construction Agency Agreement has occurred and is continuing; (iii) each Operative Document to which the Lessee is a party is in full force and effect with respect to it; and (iv) the Lessee has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

         (q) The Lessee's Resolutions and Incumbency Certificate, etc. On or prior to the Closing Date, the Lessor, each Participant and the Indenture Trustee shall each have received (i) a certificate of the Secretary or an Assistant Secretary of the Lessee attaching and certifying as to (A) the resolutions of the Board of Directors of the Lessee, duly authorizing the execution, delivery and performance by the Lessee of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (B) its articles of incorporation and bylaws, and (C) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party, and (ii) a good standing certificate from the appropriate officer of the state in which the Property is located.

         (r) Responsible Officer's Certificate of the Guarantor. The Lessor, each Participant and the Indenture Trustee shall each have received a Responsible Officer's Certificate, dated as of the Closing Date, of the Guarantor stating that (i) each and every representation and warranty of the Guarantor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date; (ii) no Default or Event of Default under the Guarantee has occurred and is continuing; (iii) each Operative Document to which the Guarantor is a party is in full force and effect with respect to it; and (iv) the Guarantor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date.

         (s) The Guarantor's Resolutions and Incumbency Certificate, etc. On or prior to the Closing Date, the Lessor, each Participant and the Indenture Trustee shall each have received a certificate of the Secretary or an Assistant Secretary of the Guarantor attaching and certifying as to (i) the resolutions of its Board of Directors duly authorizing the execution, delivery and performance by the Guarantor of documents and agreements of the type represented by each Operative Document to which it is or will be a party (ii) its articles of incorporation and by-laws, and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

         (t) Ground Lease Interest Acquisition Date. The Ground Lease Interest Acquisition Date shall occur on or prior to September 28, 1998.

         (u) No Material Adverse Effect. As of each Funding Date, there shall not have occurred any Material adverse change in the Lessee's or the Guarantor's capital structure, ownership or consolidated assets, liabilities, results of operations, or financial condition from that set forth or contemplated in the most recent financial statements delivered pursuant to Section 8.4(m) or Section 10.1(a), and no event or condition shall have occurred that would result in a Material Adverse Effect, provided that for purposes of this condition precedent, the Momentum Transaction shall not be deemed to constitute a Material adverse change or result in a Material Adverse Effect.

         (v) Officer's Certificate of the Lessor. The Lessee, the Indenture Trustee and each Participant shall have received a certificate of an Authorized Officer of the Lessor, dated as of the Closing Date, stating that (i) each and every representation and warranty of the Lessor contained in the Operative Documents to which it is a party is true and correct on and as of the Closing Date, (ii) each Operative Document to which the Lessor is a party is in full force and effect with respect to it, (iii) the Lessor has duly performed and complied with all covenants, agreements and conditions contained herein or in any Operative Document required to be performed or complied with by it on or prior to the Closing Date, and (iv) the Lessor has the capacity to act as a trustee and hold the Property in the jurisdiction in which the Property is located.

         (w) The Lessor's Resolutions and Incumbency Certificate, etc. On or prior to the Closing Date, the Lessee, the Indenture Trustee and each Participant shall have received a certificate of the Secretary or an Assistant Secretary of the Lessor attaching and certifying as to (i) the resolutions of the Board of Directors duly authorizing the execution, delivery and performance by the Lessor of documents and agreements of the type represented by each Operative Document to which it is or will be a party, (ii) the pertinent provisions of its by-laws and (iii) the incumbency and signature of persons authorized to execute and deliver on its behalf the Operative Documents to which it is a party.

         (x) Construction Budget; Plans and Specifications. On or prior to the Ground Lease Interest Acquisition Date, each Participant shall have received a copy of the "Design Review" Plans and Specifications and Budget, each in a form reasonably satisfactory to each Participant. The Chief Financial Officer of the Lessee shall certify that the "Final" Plans and Specifications will conform to the "Design Review" Plans and Specifications in all Material respects and the Budget was prepared based on the "Design Review" Plans and Specifications.

         (y) Sale of All Notes and Certificates. On the Closing Date, each of the Notes and Certificates shall have been purchased by the other Note Purchasers and Certificate Purchasers, as applicable.

         (z) Legal Fees and Expenses. The Lessee shall have caused to be paid as provided in Section 9 all reasonable fees and expenses of attorneys for the Owner Trustee, the Indenture Trustee and any Participant (which attorneys may be employees of such Person) paid or incurred in connection with the preparation, negotiation, execution and delivery of the Operative Documents.

         SECTION 6.2. Further Conditions Precedent. The obligation of the Lessor to acquire the Ground Lease Interest on the Ground Lease Interest Acquisition Date or to make an Advance on any Funding Date and the obligation of each Participant to make available its related portion of such Advance on such Funding Date are subject to satisfaction or waiver of the following conditions precedent and to satisfaction on or before the Ground Lease Interest Acquisition Date, the Closing Date or such Funding

Date, as the case may be, of the conditions precedent set forth in Section 6.1 (it being understood that the Lessor's obligations to acquire the Ground Lease Interest and each Participant's obligation to fund an Advance shall not be subject to the conditions precedent set forth in Section 6.1, Section 6.3 and this Section 6.2 to the extent such conditions are actions required of the Lessor or such Participant, as the case may be):

         (a) Representations and Warranties. On such date the representations and warranties of the Lessee, the Guarantor, the Lessor, the Indenture Trustee and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct on and as of such earlier date.

         (b) Performance of Covenants. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date.

         (c) Title. Title to the Property shall conform to the representations and warranties set forth in Section 8.4(c).

         (d) No Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the acquisition of the Property and/or the making of the Advance requested by such Funding Request, as the case may be.

         SECTION 6.3. Conditions Precedent to Closing Date. The obligation of the Lessor, the Indenture Trustee, each Participant, the Lessee and the Guarantor to execute and deliver the Operative Documents referred to in Section 6.3(a) hereof on the Closing Date and to consummate the closing on the Closing Date are subject to satisfaction or waiver of the following conditions precedent (it being understood that such Person's obligations under this Section 6.3 shall not be subject to the conditions precedent set forth in this Section 6.3 to the extent such conditions are actions required of such Person):

         (a) Operative Documents. Each of the Operative Documents to be entered into on the Closing Date shall have been duly authorized, executed and delivered by the parties thereto, and shall be in full force and effect

         (b) Representations and Warranties. On such date the representations and warranties of the Lessee, the Guarantor, the Lessor, the Indenture Trustee and each Participant contained herein and in each of the other Operative Documents shall be true and correct as though made on and as of such date.

         (c) Performance of Covenants. The parties hereto shall have performed their respective agreements contained herein and in the other Operative Documents to be performed by them on or prior to such date.

         (d) No Default. There shall not have occurred and be continuing any Default or Event of Default under any of the Operative Documents, and no Default or Event of Default under any of the Operative Documents will have occurred after giving effect to the execution and delivery of the Operative Documents.


                                   SECTION 7.

                           COMPLETION DATE CONDITIONS

         SECTION 7.1. Conditions. The occurrence of the Completion Date shall be subject to the fulfillment to the satisfaction of, or waiver by, the Required Participants of the following conditions precedent at which time "Completion" shall be deemed to have occurred:

         (a) Construction Completion. The construction of the Improvements shall have been completed substantially in accordance with the Plans and Specifications and all Applicable Law and Insurance Requirements, and the Property shall be ready for occupancy and use as a facility described in Recital A of this Agreement. This shall require, without limiting the generality of the preceding sentence, that (i) all utilities required to adequately service the Improvements for their intended use are available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws) and (ii) access to the Improvements for pedestrians and motor vehicles from publicly dedicated streets and public highways is available.

         (b) Architect's Certificate; Date-Down Endorsement. The Lessee shall have furnished to the Lessor and the Indenture Trustee a (i) certificate of the Architect (substantially in the form of Exhibit H) dated at or about the Completion Date and stating that (a) the Improvements have been completed substantially in accordance with the Plans and Specifications and the Property is ready for occupancy, (b) the Property, as so completed, complies in all material respects with all Applicable Laws, and certifying that attached thereto are true and complete copies of an "as built" or "record" set of the Plans and Specifications, and a plat of survey of the Property "as built" showing all paving, driveways, fences and exterior improvements; and (ii) a date-down endorsement to or amendment and restatement of the title insurance policies described in Section 6.1(g).

         (c) Lessee Certification. The Lessee shall have furnished the Lessor and the Indenture Trustee with a certification of the Lessee (substantially in the form of Exhibit I) as follows:

         (i) The representations and warranties of the Lessee with respect to the Property set forth in Section 8.4(b) are true and correct as of the Completion Date. All amounts owing to third parties for the construction of the Improvements have been paid in full.

         (ii) No changes or modifications were made to the related Plans and Specifications after the Closing Date that have had a Material adverse effect on the value, use or useful life of the Property.


                                   SECTION 8.

                                 REPRESENTATIONS

         SECTION 8.1. Representations of the Bank and the Lessor. Bank, in its individual capacity and the Owner Trustee, each as to itself, represents and warrants to each of the other parties hereto as follows, provided that the representations in the following paragraphs (f), (g), (h), (i), (j), (k) and (l) are made solely in its capacity as the Owner Trustee:

         (a) Due Organization, etc. It is a Delaware banking corporation duly organized and validly existing and in good standing under the laws of the United States and has the corporate power and authority to enter into and perform its obligations under the Trust Agreement and (assuming due authorization, execution and delivery of the Trust Agreement by the Certificate Purchasers) has the corporate and trust power and authority to act as the Owner Trustee and to enter into and perform the obligations under each of the other Operative Documents to which the Bank or the Owner Trustee, as the case may be, is or will be a party and each other agreement, instrument and document to be executed and delivered by it in connection with or as contemplated by each such Operative Document to which the Bank or the Owner Trustee, as the case may be, is or will be a party.

         (b) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is or will be a party, either in its individual capacity or (assuming due authorization, execution and delivery of the Trust Agreement by the Certificate Purchasers) as the Owner Trustee, as the case may be, has been duly authorized by all necessary action on its part and neither the execution and delivery thereof, nor the consummation of the transactions contemplated thereby, nor compliance by it with any of the terms and provisions thereof (i) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (ii) does or will contravene any current United States law, governmental rule or regulation relating to its banking or trust powers, (iii) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its articles of association or by-laws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected or (iv) does or will require any Governmental Action by any Governmental Authority of the United States and regulating its banking or trust powers.

         (c) Enforceability, etc. The Trust Agreement and, assuming the Trust Agreement is the legal, valid and binding obligation of the Certificate Purchasers, each other Operative Document to which the Bank or the Owner Trustee, as the case may be, is or will be a party have been, or on or before the Closing Date or Ground Lease Interest Acquisition Date will be, duly executed and delivered by the Bank or the Owner Trustee, as the case may be, and the Trust Agreement and each such other Operative Document to which the Bank or the Owner Trustee, as the case may be, is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against the Bank or the Owner Trustee, as the case may be, in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

         (d) Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is or will be a party, either in its individual capacity or as the Owner Trustee, before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability, in its individual capacity or as Owner Trustee, to perform its obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Owner Trustee or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

         (e) Assignment. It has not assigned or transferred any of its right, title or interest in or under the Lease except in accordance with the Operative Documents.

         (f) Defaults. No Default or Event of Default under the Operative Documents attributable to it has occurred and is continuing.

         (g) Use of Proceeds. The proceeds of the Notes and the Certificates shall be applied solely in accordance with the Operative Documents.

         (h) Securities Act. Neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf has offered or sold any interest in the Trust Estate or the Notes, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person other than the Certificate Purchasers, the Note Purchasers and other accredited investors, and neither the Owner Trustee nor any Person authorized by the Owner Trustee to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate or the Notes to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

         (i) Chief Place of Business. The Owner Trustee's chief place of business, chief executive office and office where the documents, accounts and records relating to the transactions contemplated by this Participation Agreement and each other Operative Document are kept are located at Rodney Square North, 1100 North Market Street, Wilmington, Delaware 19890, Attention: Corporate Trust Administration.

         (j) Federal Reserve Regulations. The Owner Trustee is not engaged principally in the business of extending credit for the purpose of purchasing or carrying any margin stock (within the meaning of Regulation U of the Board), and no part of the proceeds of the Notes or the Certificates will be used by it to purchase or carry any margin stock or to extend credit to others for the purpose of purchasing or carrying any such margin stock or for any purpose that violates, or is inconsistent with, the provisions of Regulation G, T, U, or X of the Board.

         (k) Investment Company Act. The Owner Trustee is not an "investment company" or a company controlled by an "investment company" within the meaning of the Investment Company Act.

         (l) No Plan Assets. The Owner Trustee is not acquiring its interests in the Property with the assets of any Plan (or its related trust).

         SECTION 8.2. Representations of the Participants. (a) Representations of each Participant. Each Participant severally as to itself represents to the other parties hereto as follows:

         (i) The Notes or Certificates to be purchased by it are being acquired by it for its own account and for investment and not with a view to any distribution thereof, but without prejudice to the rights of such Participant at all times to sell or otherwise dispose of all or any part of its Notes or Certificates in accordance with the terms hereof and of the Operative Documents and under an exemption from the Securities Act and otherwise in compliance with all applicable state securities laws, subject, nevertheless to any requirement of law that the disposition of such Participant's Notes or Certificates at all times shall be within its control.

         (ii) Each Participant, by its purchase and acceptance of a Note or Certificate, hereby represents and warrants to each of the other parties hereto that at least one of the following statements is an accurate representation as to the source of funds to be used by such Participant to make its investment hereunder:

                  (A) If such Participant is an insurance company, no part of such funds constitutes assets allocated to any separate account maintained by it in which any Plan (or its related trust) has any interest; or

                  (B) If such Participant is an insurance company, to the extent that any part of such funds constitutes assets allocated to any separate account maintained by it, it has disclosed in writing to the Lessee, the other Participants, the Owner Trustee, and the Indenture Trustee the names of each Plan whose assets in such account exceed ten percent of the total assets or are expected to exceed ten percent of the total assets of such account as of the date of such investment (for the purposes of this subdivision (B), all Plans maintained by the same employer or employee organization are deemed to be a single plan); or

                  (C) If such Participant is a bank, to the extent that any part of such funds constitutes assets allocated to any bank collective investment vehicle maintained by it, it has disclosed in writing to the Lessee, the Participants, the Owner Trustee, and the Indenture Trustee the names of each Plan whose assets in such vehicle exceed ten percent of the total assets or are expected to exceed ten percent of the total assets of such vehicle as of the date of such investment (for the purpose of this subdivision (C), all Plans maintained by the same employer or employee organization are deemed to be a single plan); or

                  (D) If such Participant is other than an insurance company, no part of such funds constitutes assets of any Plan (other than a governmental plan exempt from the coverage of ERISA); or

                  (E) If such Participant is an insurance company, such funds constitute assets allocated to a general account and such general account is an "insurance company general account" as such term is defined in
                           Section V(e) of Department of Labor Prohibited Transaction Exemption ("PTE") 95-60 (issued July 12,
                           1995) and such investment is eligible for and satisfies the requirements of PTE 95-60; or

                  (F) If such funds constitute assets of a specific Plan, complete and correct information as to the identity of which such Participant has disclosed in writing to the Lessee, the other Participants, the Owner Trustee and the Indenture Trustee; or

                  (G) The source of funds is an "investment fund" managed by a "qualified professional asset manager" or "QPAM" (as defined in Part V of PTE 84-14, issued March 13,
                           1984), provided that no other party to the transactions described in this Agreement and no "affiliate" of such other party (as defined in Section V(C) of PTE 84-14) has at this time, and during the immediately preceding one year, exercised the authority to appoint or terminate said QPAM as manager of the assets of any plan identified in writing pursuant to clause (F) or to negotiate the terms of said QPAM's management agreement on behalf of any such identified plans.

         (b) Representations of each Certificate Purchaser. Each Certificate Purchaser severally as to itself represents and warrants to each of the other parties hereto as follows:

         (i) Due Organization, etc. It is a duly organized and validly existing corporation in good standing under the laws of the jurisdiction of its incorporation and has the corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party.

         (ii) Authorization; No Conflict. The execution, delivery and performance of each Operative Document to which it is or will be a party has been duly authorized by all necessary action on its part and neither the execution and delivery by it thereof, nor the consummation of the transactions by it contemplated thereby, nor compliance by it with any of the terms and provisions thereof (A) does or will require any approval or consent of any trustee or holders of any of its indebtedness or obligations, (B) does or will contravene any current United States law, governmental rule or regulation specifically applicable to it, (C) does or will contravene or result in any breach of or constitute any default under, or result in the creation of any Lien upon any of its property under, its certificate of incorporation or bylaws, or any indenture, mortgage, deed of trust, conditional sales contract, credit agreement or other agreement or instrument to which it is a party or by which it or its properties may be bound or affected which would have a material adverse effect on the ability of such Certificate Purchaser to perform its obligations under the Operative Documents to which it is a Party or (D) based upon the representations of the Lessee contained in Section 8.4(j), does or will require on its behalf any Governmental Action by any Governmental Authority not already expressly provided for in the Operative Documents.

         (iii) Enforceability, etc. Each Operative Document to which such Certificate Purchaser is or will be a party has been or on or before the Closing Date or Ground Lease Interest Acquisition Date will be, duly executed and delivered by such Certificate Purchaser and each such Operative Document to which such Certificate Purchaser is a party constitutes, or upon execution and delivery will constitute, a legal, valid and binding obligation enforceable against such Certificate Purchaser in accordance with the terms thereof, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting creditors' rights or by general equitable principles.

         (iv) Litigation. There is no action or proceeding pending or, to its knowledge, threatened to which it is a party on the Closing Date before any Governmental Authority that, if adversely determined, would materially and adversely affect its ability to perform its obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of such

         Certificate Purchaser or would question the validity or enforceability of any of the Operative Documents to which it is or will become a party.

         (v) Defaults. No Default or Event of Default under the Operative Documents attributable to it has occurred and is continuing.

         (vi) Securities Act. Neither such Certificate Purchaser nor any Person authorized by such Certificate Purchaser to act on its behalf has offered or sold any interest in the Trust Estate, or in any similar security relating to the Property, or in any security the offering of which for the purposes of the Securities Act would be deemed to be part of the same offering as the offering of the aforementioned securities to, or solicited any offer to acquire any of the same from, any Person and neither such Certificate Purchaser nor any Person authorized by such Certificate Purchaser to act on its behalf will take any action which would subject the issuance or sale of any interest in the Trust Estate to the provisions of Section 5 of the Securities Act or require the qualification of any Operative Document under the Trust Indenture Act of 1939, as amended.

         (vii) Investment Company Act. Such Certificate Purchaser is not an "investment company" or a company "controlled" by an investment company within the meaning of the Investment Company Act.

         SECTION 8.3. Representations of the Lessee. The Lessee represents and warrants to each of the other parties hereto that:

         (a) Corporate Status. The Lessee (i) is a corporation duly organized, validly existing and in good standing under the laws of the State of Delaware and (ii) has duly qualified and is authorized to do business and has obtained a certificate of authority to transact business as a foreign corporation in the jurisdiction where the Property is located and in each other jurisdiction where the failure to so qualify is reasonably likely to be Material.

         (b) Corporate Power and Authority. The Lessee has corporate power and authority to execute, deliver and carry out the terms and provisions of the Operative Documents to which it is or will be a party and has taken all necessary corporate action to authorize the execution, delivery and performance of the Operative Documents to which it is or will be a party and has or will have duly executed and delivered each Operative Document required to be executed and delivered by it and, assuming the due authorization, execution and delivery thereof on the part of each other party thereto, each such Operative Document constitutes or will constitute a legal, valid and binding obligation enforceable against it in accordance with its terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles.

         (c) No Violation. Neither the execution, delivery and performance by the Lessee of the Operative Documents to which it is or will be a party nor compliance with the terms and provisions thereof, nor the consummation by the Lessee of the transactions contemplated therein (i) will result in a violation by the Lessee of any applicable provision of any law, statute, rule, regulation, order, writ, injunction or decree of any court or governmental instrumentality having jurisdiction over the Lessee or the Property that would (x) adversely affect the validity or enforceability of the Operative Documents to which the Lessee is a party, or the title to, or value or condition of, the Property, or (y) have a Material Adverse Effect on the consolidated financial position, business or consolidated results of operations of the Lessee, or (z) have an adverse effect on the ability of the Lessee to perform its obligations under the Operative Documents, (ii) will conflict with or result in any breach under, or (other than pursuant to the Operative Documents) result in the creation or imposition of (or the obligation to create or impose) any Lien upon any of the property or assets of Lessee pursuant to the terms of, any indenture, loan agreement or other agreement for borrowed money to which the Lessee is a party or by which it or any of its property or assets is bound or to which it may be subject (other than Permitted Liens), or (iii) will violate any provision of the certificate or articles of incorporation or bylaws of the Lessee.

         (d) Litigation. There are no actions, suits or proceedings pending or, to the knowledge of the Lessee, threatened (i) that are reasonably likely to have a Material Adverse Effect or (ii) that question the validity of the Operative Documents or the rights or remedies of the Lessor, the Indenture Trustee or the Participants with respect to the Lessee or the Property under the Operative Documents.

         (e) Governmental Approvals. No Governmental Action by any Governmental Authority having jurisdiction over the Lessee or the Property is required to authorize or is required in connection with (i) the execution, delivery and performance by the Lessee of any Operative Document or (ii) the legality, validity, binding effect or enforceability against the Lessee of any Operative Document, except for the filing or recording of the Operative Documents listed in Section 8.4(f) hereof with the appropriate Governmental Authorities, all of which will have been completed on or prior to the Ground Lease Interest Acquisition Date.

         (f) Investment Company Act. The Lessee is not an "investment company" or a company "controlled" by an "investment company," within the meaning of the Investment Company Act.

         (g) Public Utility Holding Company Act. The Lessee is not a "holding company, or a "subsidiary company," or an "affiliate" of a "holding company, or of a "subsidiary company" of a "holding company", within the meaning of the Public Utility Holding Company Act of 1935, as amended.

         (h) Information. The information and materials regarding the Lessee and the Property which were provided by the Lessee to one or more of the Participants prior to the Closing Date or the Ground Lease Interest Acquisition Date are true and accurate in all material respects on the date as of which such information and materials are dated or certified and not incomplete by omitting to state any material fact necessary to make such information not misleading at such time in light of the circumstances under which such information was provided.

         (i) Taxes. All United States federal income tax returns and all other Material tax returns which are required to have been filed have been or will be prepared in accordance with applicable law and filed by or on behalf of the Lessee by the respective due dates, including extensions, and all taxes due with respect to the Lessee pursuant to such returns or pursuant to any assessment received by the Lessee have been or will be paid. The charges, accruals and reserves on the books of the Lessee in respect of taxes or other governmental charges are, in the opinion of the Lessee, adequate.

         (j) Compliance with ERISA. Each member of the ERISA Group has fulfilled its obligations under the minimum funding standards of ERISA and the Code with respect to each Plan and is in compliance in all Material respects with the presently applicable provisions of ERISA and the Code with respect to each Plan. No member of the ERISA Group has (i) sought a waiver of the minimum funding standard under Section 412 of the Code in respect of any Plan, (ii) failed to make any contribution or payment to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement, or made any amendment to any Plan or Benefit Arrangement, which has resulted or could result in the imposition of a Lien or the posting of a bond or other security under ERISA or the Code or (iii) incurred any liability under Title IV of ERISA other than a liability to the PBGC for premiums under Section 4007 of ERISA. The execution and delivery of this Agreement, including the issuance and sale of the Notes and the Certificates and the consummation of the transactions contemplated hereby and thereby under the Operative Documents on the Closing Date will not involve any prohibited transactions, within the meaning of Section 406 of ERISA or in connection with which a tax could be imposed pursuant to Section 4975 of the Code, involving the use of "Plan assets" (as defined in Regulation Section 2510.3-010 of ERISA). The representation by the Lessee in the preceding sentence is made in reliance upon the subject to the correctness of the representations by the Participants in Section 8.2(a) hereof.

         (k) Environmental and Other Regulations. Except as set forth in
Schedule III attached hereto, the Lessee is in compliance with, and the Property is in compliance in all material respects with, all Environmental Laws in the jurisdiction in which the Property is located and in all other domestic jurisdictions, other than, with respect to such other jurisdictions, those Environmental Laws the non-compliance with which would not have a Material Adverse Effect.

         (l) Offer of Securities, etc. Neither the Lessee nor any Person authorized to act on its behalf has, directly or indirectly, offered (i) any interest in the Property, the Lease or the Trust Estate or any other interest similar thereto (the sale or offer of which would be integrated with the sale or offer of such interest in the Property, the Lease or the Trust Estate), for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants, the Owner Trustee, the Indenture Trustee and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission) or (ii) any Notes or any other similar securities (the sale or offer of which would be integrated with the sale or offer of the Notes, for sale to, or solicited any offer to acquire any of the same from, any Person other than the Participants and other "accredited investors" (as defined in Regulation D of the Securities and Exchange Commission)).

         (m) Financial Statements.

         (i) The audited consolidated statement of financial position of the Lessee and its consolidated Subsidiaries as of December 31, 1997 and the related consolidated statements of income, stockholders equity and cash flows for the fiscal year then ended, reported on by Ernst & Young LLP, a copy of which has been delivered to each of the Lessor, the Participants and the Indenture Trustee, present fairly in all material respects, in conformity with generally accepted accounting principles, the financial position of the Lessee as of such date and its results of operations and cash flows for such fiscal year.

         (ii) The unaudited consolidated statement of financial position of the Lessee and its consolidated Subsidiaries as of June 30, 1998 and the related unaudited consolidated statements of income, stockholders equity and cash flows for the year to date, a copy of which has been delivered to each of the Lessor, the Participants and the Indenture Trustee, present fairly in all material respects, in conformity with generally accepted accounting principles applied on a basis substantially consistent with the financial statements referred to in clause (i) of this subsection (m), the consolidated financial position of the Lessee as of such date and its consolidated results of operations and cash flows for such year-to-date period (subject to normal year-end adjustments).

         (n) No Material Adverse Change. Since December 31, 1997, there has been no Material adverse change in the condition (financial or otherwise), business, operations, assets, liabilities or properties of the Lessee and its consolidated Subsidiaries taken as a whole, and there has been no damage, destruction or loss of the physical property (whether or not covered by insurance) of the Lessee and its consolidated Subsidiaries which taken as a whole materially and adversely affects their business or operations or the ability of the Lessee to perform its obligations under the Operative Documents to which it is a party, provided that for purposes of this representation and warranty, the Momentum Transaction shall not be deemed to constitute a Material adverse change or result in a Material Adverse Effect.

         (o) No Defaults. Neither the Lessee nor any of its Subsidiaries is in default in the performance, observance or fulfillment of any of the obligations, covenants or conditions contained in any agreement to which it is a party or by which it is bound, which default, individually or in the aggregate, could reasonably be expected to have a Material Adverse Effect.

         (p) Properties; Leases. The Lessee and its respective Subsidiaries have good and sufficient title to their respective properties that individually or in the aggregate are

Material, including all properties reflected in the Lessee's most recent audited financial statements referred to in Section 8.3(m) or purported to have been acquired by the Lessee or any of its Subsidiaries after the date of such audited financial statements (except as sold or otherwise disposed of in the ordinary course of business), in each case free and clear of Liens prohibited in any Operative Document other than Permitted Liens. All leases that individually or in the aggregate are Material are valid and subsisting and are in full force and effect in all material respects.


         (q) Licenses, Permits, etc. Except as disclosed in Schedule IV,

         (i) The Lessee and its Subsidiaries own or possess all licenses, permits, franchises, authorizations, patents, copyrights, service marks, trademarks and trade names, or rights thereto, that individually or in the aggregate are Material, without known conflict with the rights of others;

         (ii) To the best knowledge of the Lessee, no product of the Lessee or any of its Subsidiaries infringes in any material respect any license, permit, franchise, authorization, patent, copyright, service mark, trademark, trade name or other right owned by any other Person; and

         (iii) To the best knowledge of the Lessee, there is no Material violation by any Person of any right of the Lessee or any of its Subsidiaries with respect to any patent, copyright, service mark, trademark, trade name or other right owned or used by the Lessee or any of its Subsidiaries.

         (r) Year 2000. The Lessee and its Subsidiaries have reviewed or are reviewing the areas within their business and operations which could be adversely affected by, and have developed or are developing a program to address on a timely basis, the "Year 2000 problem" (that is, the risk that computer applications used by the Lessee and its Subsidiaries may be unable to recognize and perform properly date-sensitive functions involving certain dates prior to and any date after December 31, 1999), and have made related appropriate inquiry of material suppliers and vendors. Based on such review and program, the Lessee believes that the "Year 2000 Problem" will not have a Material Adverse Effect on the Lessee.

         SECTION 8.4. Representations of the Lessee With Respect to the Property on the Ground Lease Interest Acquisition Date. The Lessee hereby represents and warrants as follows as of the Ground Lease Interest Acquisition Date:

         (a) Representations. The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Documents are true and correct. The Construction Agent and the Lessee are in compliance in with their respective obligations under the Operative Documents and there exists no Default or Event of Default.

         (b) Property. The Property consists of the Ground Lease Interest on which facilities of the type described in Recital A of this Agreement will be constructed pursuant to the Construction Agency Agreement. The Property is located in the State of California. The Property as improved substantially in accordance with the related Plans and Specifications and the anticipated use thereof by the Lessee and its agents, assignees, employees, invitees, lessees, licensees, contractors and tenants will comply in all material respects with all Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all zoning and land use laws and Environmental Laws) and Insurance Requirements, except for such Requirements of Law as the Lessee shall be contesting in good faith by appropriate proceedings. The related Plans and Specifications have been or will be prepared in all material respects in accordance with applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, applicable Environmental Laws and building, planning, zoning and fire codes) and upon completion of the facility substantially in accordance with the Plans and Specifications, such facility and the other Improvements on such Property will not encroach in any manner onto any adjoining land (except as permitted by express written easements or as insured by appropriate title insurance) and such facility and other Improvements will comply in all Material respects with all applicable Requirements of Law (including, without limitation, Title III of the Americans with Disabilities Act, all applicable Environmental Laws and building, planning, zoning and fire codes). Upon completion of such facility substantially in accordance with the related Plans and Specifications, the Improvements including, without limitation, structural members, the plumbing, heating, air conditioning and electrical systems thereof, and all water, sewer, electric, gas, telephone and drainage facilities will be completed in a workmanlike manner and will be in first class working condition and fit for use as a suburban office facility, and all other utilities required to adequately service the Improvements for their intended use are or will be available and "tapped on" and hooked up pursuant to adequate permits (including any that may be required under applicable Environmental Laws). There is no action, suit or proceeding (including any proceeding in condemnation or eminent domain or under any Environmental Law) pending or, to the best of the Lessee's knowledge, threatened with respect to the Lessee, its Affiliates or such Property which adversely affects the title to, or the use, operation or value of, the Property. No fire or other casualty with respect to the Property has occurred. The Property has available all material services of public facilities and other utilities necessary for use and operation of such facility and the other Improvements for their primary intended purposes, including, without limitation, adequate water, gas and electrical supply, storm and sanitary sewerage facilities, telephone, other required public utilities and means of access to such facility from publicly dedicated streets and public highways for pedestrians and motor vehicles. All utilities serving such Property, or proposed to serve such Property in accordance with the related Plans and Specifications, are located in, and vehicular access to the Improvements on such Property is provided by, either public rights-of-way abutting such Property or Appurtenant Rights. All material licenses, approvals, authorizations, consents, permits (including, without limitation, building, demolition and environmental permits, licenses, approvals, authorizations and consents), easements and rights-of-way, including proof and dedication, required for (x) the use, treatment, storage, transport, disposal or disposition of any Hazardous Substance on, at, under or from such Property during the construction of the Improvements thereon, and (y) construction of such Improvements in accordance with the related Plans and Specifications and the

Construction Agency Agreement have either been obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, or will be obtained from the appropriate Governmental Authorities having jurisdiction or from private parties, as the case may be, prior to commencing any such construction or use and operation, as applicable and will in each case be maintained by the Lessee during the periods for which they are required by Applicable Law or such Governmental Authorities.

         (c) Title. Upon execution and recordation of the Ground Lease, the Ground Lease will create a valid and subsisting leasehold estate in the Land in favor of the Lessor, subject only to Permitted Exceptions.

         (d) Insurance. The Lessee has obtained insurance coverage covering the Property which meets the requirements of Article XIV of the Lease, and such coverage is in full force and effect.

         (e) Lease. Upon the execution and delivery of the Lease Supplement to the Lease, (i) the Lessee will have unconditionally accepted the Property and will be bound by the terms of the Lease Supplement and will have a valid leasehold or subleasehold interest in the Property, subject only to the Permitted Exceptions; (ii) the Lessee's obligation to pay Rent will be an independent covenant and no right of deduction or offset will exist with respect to any Rent or other sums payable under the Lease; and (iii) no Rent under the Lease will have been prepaid and the Lessee will have no right to prepay the Rent, except as specifically set forth therein.

         (f) Protection of Interests. (i) On the Ground Lease Interest Acquisition Date, the Lease Supplement, the Assignment of Lease, the Supplement to Assignment of Lease, the Consent to Assignment and the Mortgage are each in a form sufficient, and if recorded with the Official Records of Alameda County will have been recorded in all recording offices necessary, to grant perfected first priority liens (other than Permitted Exceptions) on the Property to the Indenture Trustee or the Lessor, as the case may be, (ii) the Indenture Trustee Financing Statements are each in a form sufficient, and if filed with the Official Records of Alameda County and the office of the Secretary of State of California, will have been filed in all filing offices necessary, to create a valid and perfected first (other than Permitted Exceptions) priority security interest in the Lessor's interest in all Equipment, if any, to be located on the Property and the Improvements; and (iii) the Lessor Financing Statements are each in a form sufficient, and if filed with the Official Records of Alameda County and the office of the Secretary of State of California will have been filed in all filing offices necessary, to perfect the Lessor's interest under the Lease to the extent the Lease is a security agreement.

         (g) Flood Hazard Areas. No portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, or if any portion of the Property is located in an area identified as a special flood hazard area by the Federal Emergency Management Agency or other applicable agency, then flood insurance has been obtained for the Property or such portion thereof in accordance with Section 14.2(b) of the Lease and in accordance with the National Flood Insurance Act of 1968, as amended.

         (h) Conditions Precedent. All conditions precedent contained in this Agreement and in the other Operative Documents relating to the acquisition and leasing of the Property by the Lessor have been satisfied in full or waived.

         SECTION 8.5. Representations of the Lessee With Respect to Each Advance. The Lessee hereby represents and warrants as of each Funding Date on which an Advance is made as follows:

         (a) Representations. The representations and warranties of the Construction Agent and the Lessee set forth in the Operative Documents (including the representations and warranties set forth in Sections 8.3 and 8.4) are true and correct in all Material respects on and as of such Funding Date, except to the extent such representations or warranties relate solely to an earlier date, in which case such representations and warranties shall have been true and correct in all Material respects on and as of such earlier date. The Construction Agent and the Lessee are in compliance in all Material respects with their respective obligations under the Operative Documents and there exists no Event of Default or, to the Lessee's knowledge, Default. No Event of Default or, to the Lessee's knowledge, Default will occur as a result of, or after giving effect to, the Advance requested by the Acquisition Request or the Funding Request on such date.

         (b) Improvements. Construction of the Improvements to date has been performed in a good and workmanlike manner, substantially in accordance with the Plans and Specifications and in compliance with all Insurance Requirements and Requirements of Law.

         (c) No Liens. There have been no Liens against the Property since the recordation of the Ground Lease, the Lease Supplement, the Assignment of Lease, the Consent to Assignment or the Mortgage other than Permitted Exceptions and Lessor Liens, if any. The Certificate Purchaser Amounts and Loans funding such Advance are secured by the Lien of the Mortgage.

         (d) Advance. The amount of the Advance requested represents amounts owing or amounts that the Lessee reasonably believes will be due in the one hundred twenty (120) days following such Advance from the Lessee to third parties in respect of Property Improvements Costs, or amounts paid by the Lessee to third parties in respect of Property Costs for which the Lessee has not previously been reimbursed by an Advance. The conditions precedent to such Advance and the related remittances by the Participants with respect thereto set forth in Section 6 have been satisfied.

         (e) Lease. Upon the execution and delivery of each Equipment Schedule to the Lease, the Lessee will have unconditionally accepted the Equipment, if any, subject to the Lease Supplement and will have good and marketable title to a valid and subsisting leasehold interest in such Equipment, subject only to Permitted Exceptions.

         (f) Protection of Interests. On each Funding Date for the acquisition of Equipment, (i) the Lease Supplement, the applicable Equipment Schedule and the Mortgage are each a form sufficient to grant perfected Liens on the Lessee's and the Lessor's interests, respectively, in the Equipment to the Lessor and Indenture Trustee, respectively, (ii) the Indenture Trustee Financing Statements are each in a form sufficient, and if filed with the Official Records of Alameda County and the Office of the Secretary of State of California, will have been filed in all filing offices necessary, to create a valid and perfected first priority security interest in such interest in such Equipment, and (iii) the Lessor Financing Statements are each in a form sufficient, and if filed with the Official Records of Alameda County and the Office of the Secretary of State of California, will have been filed in all filing offices necessary, to perfect the Lessor's interest in such Equipment under the Lease to the extent the Lease is a security agreement.

         (g) Title Insurance Date Down Endorsement. Prior to each Advance during the Construction Period and prior to an Advance following the Construction Period for Property Improvement Costs to which a mechanics' lien could take priority over the lien of the Mortgage or the lien of the Lease, the Lessee shall furnish the Lessor an endorsement or other coverage reasonably acceptable to the Indenture Trustee from the title insurance company issuing the policies pursuant to Section 6.1, insuring the Lessor and the Indenture Trustee that (i) all mechanics' or similar liens and claims for such liens which could arise from that part of the Property Improvements Costs previously paid for, if any, or to be paid for with the then proposed Advance, have been waived and (ii) there has not been filed with respect to all or any parts of the Ground Lease Interest and Improvements any mechanics' or similar liens or claims of such liens that are not discharged of record, or insured over by the title insurance company, in respect of any part of the Ground Lease Interest and Improvements. The Lessee shall pay or cause to be paid the cost of any such endorsement or coverage.

         SECTION 8.6. Representations and Warranties of the Indenture Trustee. The Indenture Trustee in its individual capacity represents and warrants to each of the other parties hereto that:

         (a) Due Organization. It is a corporation duly organized and validly existing under the laws of The Netherlands and has corporate power and authority to enter into and perform its obligations under this Agreement and each other Operative Documents to which it is or will be party.

         (b) Due Authorization; Enforceability. This Agreement and each other Operative Document to which it is or will be a party (as the Indenture Trustee and, to the extent expressly so provided therein, in its individual capacity) have been, or when executed and delivered will be, duly authorized by all necessary corporate action on the part of the Indenture Trustee and have been, or on the Closing Date or Ground Lease Interest Acquisition Date will have been, duly executed and delivered by the Indenture Trustee (as the Indenture Trustee or in its individual capacity, as the case may be), and, assuming the due authorization, execution and delivery hereof and thereof by the other parties hereto and thereto and that this Agreement and each other Operative Document to which it is or will be a party constitutes the legal, valid and binding obligation of the other parties hereto and thereto, are or, upon execution and delivery thereof, will be legal, valid and binding obligations of the Indenture Trustee (as the Indenture Trustee or in its individual capacity, as the case may be), enforceable against it in accordance with their respective terms, except as the same may be limited by insolvency, bankruptcy, reorganization or other laws relating to or affecting the enforcement of creditors' rights or by general equitable principles. The Notes issued on the Closing Date will have been duly authenticated on the Closing Date.

         (c) No Violation. The execution, delivery and performance by the Indenture Trustee of this Agreement and each other Operative Document to which it is or will be a party are not and will not be inconsistent with the articles of incorporation or by-laws of the Indenture Trustee, do not and will not contravene any applicable law, rule or regulation of the [State of Delaware] or any federal law, rule or regulation of the United States of America governing its banking, trust or fiduciary activities and will not contravene any provision of, or constitute a default under, any indenture, mortgage, contract or other instrument to which it is a party or by which it or its properties are bound, or require any consent or approval of any Governmental Authority under any applicable law, rule or regulation of the State of Delaware or any federal law, rule or regulation of the United States of America governing its banking, trust or fiduciary activities.

         (d) Litigation. There are no actions or proceedings pending or, to its knowledge, threatened, to which it is or will be a party, either in its individual capacity or as Indenture Trustee, before any court, tribunal, administrative agency, board or arbitrator in the State of Delaware that concern the Property or the transaction contemplated by the Operative Documents or that, if adversely determined, would materially and adversely affect is ability to perform its obligations under the Operative Documents to which it is a party, would have a material adverse effect on the financial condition of the Indenture Trustee or would question the validity or enforceability of any of the Operative Documents to which it is or is to become a party.


                                   SECTION 9.

                           PAYMENT OF CERTAIN EXPENSES

                  The Lessee agrees, for the benefit of the Lessor, the Indenture Trustee and the Participants, that:

         SECTION 9.1. Transaction Expenses. (a) During the Construction Period,
(i) the Lessee shall pay from time to time all Transaction Expenses of the Lessee and the Ground Lessor in respect of the transactions consummated on the Closing Date, the Ground Lease Interest Acquisition Date or any Funding Date, and (ii) all other

Transaction Expenses shall be capitalized and paid as Advances funded by related Loans and Certificate Purchaser Amounts on the date of payment.

                  (b) On the Closing Date and during the Construction Period, the following Transaction Expenses shall be paid as Advances (and funded by related Loans and Certificate Purchaser Amounts) and subsequent to the Construction Period, the Lessee shall pay, as the case may be, (i) the initial and annual fee of Bank for acting as Owner Trustee and all expenses of the Owner Trustee and any necessary co-trustees (including reasonable counsel fees and expenses) or any successor Owner Trustee, for acting as Owner Trustee under the Trust Agreement, (ii) the initial and annual fee of the Indenture Trustee (including reasonable counsel fees and expenses) or any successor Indenture Trustee for acting as Indenture Trustee under the Indenture, (iii) all Transaction Expenses of the Lessor, (iv) the Commitment Fees, (v) the Underwriting Fee, (vi) the Administrative Fee, (vii) all Transaction Expenses incurred by the Indenture Trustee, the Participants or the Lessor in entering into any future amendments or supplements with respect to any of the Operative Documents, whether or not such amendments or supplements are ultimately entered into, or giving or withholding of waivers or consents hereto or thereto, in each case (except after the occurrence of an Event of Default) which have been requested by or approved by the Lessee, (viii) all Transaction Expenses incurred by the Lessor, the Participants or the Indenture Trustee in connection with any purchase of the Property by the Lessee or other Person pursuant to Articles XVI, XVII, XX or XXII of the Lease, and (ix) all Transaction Expenses incurred by any of the other parties hereto in respect of enforcement of any of their rights or remedies against the Lessee in respect of the Operative Documents. The Lessee shall pay its own Transaction Expenses and those of the Ground Lessor.

         SECTION 9.2. Brokers' Fees and Stamp Taxes. The Lessee shall pay or cause to be paid any brokers' fees and any and all stamp, transfer and other similar taxes, fees and excises, if any, including any interest and penalties, which are payable in connection with the transactions contemplated by this Participation Agreement and the other Operative Documents.

         SECTION 9.3. Obligations. The Lessee shall pay on or before the due date thereof, all costs, expenses and other amounts required to be paid the Owner Trustee under the Mortgage, the Indenture (other than the principal of, and interest on, the Notes) and the Assignment of Lease.


                                   SECTION 10.

                         OTHER COVENANTS AND AGREEMENTS

         SECTION 10.1. Covenants of the Lessee. The Lessee hereby agrees that so long as this Participation Agreement is in effect:

         (a) Information. The Lessee will deliver to the Lessor, the Participants and the Indenture Trustee:

         (i) as soon as available and in any event within ninety (90) days after the end of each fiscal year of the Lessee, a statement of financial position of the Lessee and its consolidated subsidiaries as of the end of such fiscal year and the related consolidated statements of income, stockholders equity and cash flows for such fiscal year, setting forth in each case in comparative form the figures for the previous fiscal year, all reported on by independent public accountants of nationally recognized standing, together with a Responsible Officer's Certificate from the chief financial officer of the Lessee substantially in the form of Exhibit R hereto containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10.1;

         (ii) as soon as available and in any event within forty-five (45) days after the end of each of the first three quarters of each fiscal year of the Lessee, an unaudited consolidated statement of financial position of the Lessee as of the end of such period and the related consolidated statements of income, stockholders equity and cash flows for such period and for the portion of the Lessee's fiscal year ended at the end of such period, together with a Responsible Officer's Certificate of the chief financial officer of the Lessee or other officer responsible for the financial affairs of the Lessee substantially in the form of Exhibit R hereto containing a computation of, and showing compliance with, each of the financial ratios and restrictions contained in this Section 10.1 and stating that no Default known to the Lessee or Event of Default has occurred or is continuing or, if any Default known to the Lessee or Event of Default has occurred and is continuing, describing it and the steps, if any, being taken to cure it;

         (iii) promptly after the filing thereof, if applicable, copies (without exhibits thereto other than, in the case of reports on Form 10-K, the portions of the annual report incorporated therein by reference) of all reports on Forms 10-K, 10-Q and 8-K (or their equivalents), which the Lessee shall have filed with the Securities and Exchange Commission under the Securities Exchange Act of 1934, as amended;

         (iv) if and when any member of the ERISA Group (1) gives or is required to give notice to the PBGC of any "reportable event" (as defined in Section 4043 of ERISA) with respect to any Plan which might constitute grounds for a termination of such Plan under Title IV or ERISA, or knows that the plan administrator of any Plan has given or is required to give notice of any such reportable event, a copy of the notice of such reportable event given or required to be given to the PBGC; (2) receives notice of complete or partial withdrawal liability under Title IV of ERISA or notice that any Multiemployer Plan is in reorganization, is insolvent or has been terminated, a copy of such notice; (3) receives notice from the PBGC under Title IV of ERISA of an intent to terminate, impose liability (other than for premiums under Section 4007 of ERISA) in respect of, or appoint a trustee to administer any Plan, a copy of such notice; (4) applies for a waiver of the minimum funding standard under Section 412 of the Code, a copy of such application; (5) gives notice of intent to terminate any Plan under Section 4041(c) of ERISA, a copy of such notice and other information filed with the PBGC; (6) gives notice of withdrawal from any Plan pursuant to Section 4063 of ERISA, a copy of such notice; or
         (7) fails to make any payment or contribution to any Plan or Multiemployer Plan or in respect of any Benefit Arrangement or makes any amendment to any Plan or Benefit Arrangement which has resulted or could result in the imposition of a Lien or the posting of a bond or other security, a certificate of the chief financial officer or the chief accounting officer of the Lessee setting forth details as to such occurrence and action, if any, which the Lessee or applicable member of the ERISA Group is required or proposes to take;

         (v) promptly after the occurrence of any Default known to the Lessee or Event of Default, notice thereof in writing, together with information regarding the steps, if any, being taken to cure it; and

         (vi) from time to time such additional information regarding the Lessee, the Lessee or the Property as the Lessor or the Indenture Trustee, at the request of any Participant, may reasonably request.

         (vii) statements of financial performance and compliance certificates required to be provided by the Lessee to the Lessor, the Indenture Trustee and the Participants herein shall: (i) include a statement that the Year 2000 remediation efforts of the Lessee and its Subsidiaries are ongoing and no substantial changes have occurred in the disclosures on this subject contained in the most recent filings made by the Lessee to the Securities and Exchange Commission and; (ii) indicate whether an auditor, regulator, or third party consultant has issued a management letter or other communication regarding the Year 2000 exposure, program or progress of the Lessee and/or its Subsidiaries.

         (b) Compliance with Laws. The Lessee will, and will cause its Subsidiaries to, comply in all material respects with all applicable laws, ordinances, rules, regulations, orders and requirements of governmental authorities (including, without limitation, Environmental Laws and ERISA and the rules and regulations thereunder) except where the necessity of compliance therewith is contested in good faith by appropriate proceedings and such contest is not reasonably likely to result in a Material Adverse Effect.

         (c) Further Assurances. The Lessee shall take or cause to be taken from time to time all action necessary to assure during the Term that title to the Property remains in the Lessor as contemplated by Section 12.1 of the Lease, that the Lessor holds a perfected Lien on the Property securing the Lease Balance as contemplated by Section 7.1 of the Lease, and that the Indenture Trustee holds a perfected Lien on the Property, the Lease and the Indenture Trust Estate securing the repayment of the Notes and Certificates.

         (d) Existence; Franchises; Businesses. Except as otherwise expressly permitted in this Agreement, the Lessee shall, and shall cause each Subsidiary to (i) maintain in full force and effect its separate existence and all rights, licenses, leases and franchises reasonably necessary to the conduct of its business, and (ii) continue doing business as a whole in the lines of business in which they were engaged on the Closing Date.

         (e) Books and Records. The Lessee shall, and shall cause each Subsidiary to, maintain its books and records in accordance with GAAP, and permit the Lessor and each Participant to make or cause to be made inspections and audits of any books, records and papers of the Lessee and its Subsidiaries and to make extracts therefrom at all such reasonable times after reasonable notice and as often as any such Person may reasonably require, provided that (i) at any time other than during the continuance of an Event of Default, such Person shall not make such inspections and audits more often than once yearly without a specific reasonable purpose and (ii) at any time after the occurrence and during the continuance of an Event of Default, (A) the Lessee shall pay for the cost and expense of any such inspections and audits and (B) the Lessor and each Participant shall have the right to speak directly with the auditors of the Lessee in the presence of the Lessee.

         (f) Minimum Consolidated Quick Ratio. The Lessee shall maintain at all times a minimum Consolidated Quick Ratio of 1.00 to 1.00, provided that the Consolidated Quick Ratio shall be reduced to .95 to 1.0 solely for the fiscal quarter in which the Momentum Distribution is made.

         (g) Minimum Consolidated Tangible Net Worth. At no time will the Lessee's Consolidated Tangible Net Worth be less than an amount equal to the sum of (i) eighty-five percent (85%) of the Lessee's Consolidated Tangible Net Worth at the end of the fiscal quarter ending June 30, 1998 (as adjusted for the fiscal quarter in which the Momentum Transaction is consummated) plus (ii) an amount equal to seventy-five percent (75%) of the Lessee's Consolidated Net Income for each fiscal quarter of the Lessee beginning with the quarter ending after June 30, 1998 (but with no deduction on account of negative Consolidated Net Income for any fiscal quarter, unless such negative Consolidated Net Income was caused solely by charges taken for the purchase of in-process research and development, in which case such amount shall be deducted) plus (iii) one hundred percent (100%) of the aggregate net proceeds, including the fair market value of property other than cash (as determined in good faith by the Board of Directors of the Lessee), received by the Lessee from the issuance and sale after June 30, 1998 of any capital stock of the Lessee (other than the issuance and sale of any capital stock (x) to a Subsidiary of the Lessee or (y) which is required to be redeemed, or is redeemable at the option of the holder, if certain events or conditions occur or exist or otherwise) or in connection with the conversion or exchange of any Indebtedness of the Lessee into capital stock of the Lessee after June 30, 1998.

         (h) Maximum Consolidated Debt to Consolidated Total Capital Ratio. At no time shall the ratio of the Lessee's Consolidated Debt to Consolidated Total Capital be greater than 0.35 to 1.00, provided that prior to the Lessee or any Subsidiary incurring any new Debt, the Lessee shall prepare a pro forma consolidated balance sheet as of the end of the Lessee's next preceding fiscal quarter reflecting such new Debt and the application of the proceeds thereof, and such pro forma must show that the financial covenants contained in Sections 10.1
(f)-(j) would not be violated as a result of the incurrence of such new Debt.

         (i) Minimum Consolidated Fixed Charge Ratio. The Lessee shall maintain at all times a minimum Consolidated Fixed Charge Ratio of 1.5 to 1.00 as measured at the end of any fiscal quarter on a rolling four quarter basis.

         (j) Minimum Consolidated Cash Balances. At no time shall the Lessee's Consolidated Cash Balance fall below Lessee's Adjusted Consolidated Total Liabilities and 150% of Adjusted Consolidated Current Liabilities.

         (k) Liens. The Lessee shall not, and shall not permit any Subsidiary to, create, assume, or permit to exist, any Lien on any of its property or assets now owned or hereafter acquired except (i) Liens in favor of the Lessor or the Indenture Trustee under the Operative Documents, (ii) statutory Liens of landlords, (iii) easements, rights-of-way, zoning and similar restrictions and other similar charges or encumbrances not interfering with the ordinary conduct of business on assets other than the Property and which do not detract materially from the value of the property to which they attached or impair materially the use thereof, (iv) Liens created to secure purchase money Indebtedness or Capitalized Lease Obligations, provided that such Liens are only in respect of the property or assets subject to, and secure only, such Indebtedness, (v) Permitted Liens and (vi) Liens in an amount (exclusive of other Liens permitted under this Section 10.1(k)) at any time not to exceed 10% of the Lessee's Consolidated Tangible Assets at such time to secure any Indebtedness of the Lessee and Liens permitted under Section 10.1(k)(i) of the Participation Agreement dated as of December 4, 1996, as amended (the "Initial Participation Agreement") among the Lessee and the Lessor, the Indenture Trustee and the Participants (as such terms are defined therein). Notwithstanding the foregoing there shall be no Liens on any of the Cash Collateral or the Collateral other than Liens in favor of the Lessor and the Indenture Trustee, for the benefit of the Participants.

         (l) Mergers, Acquisitions, Etc.. The Lessee shall not, nor shall it permit any Subsidiary to, enter into any merger, consolidation or amalgamation, or liquidate, wind-up or dissolve itself (or suffer any liquidation or dissolution), acquire or establish any Subsidiary or acquire all or substantially all of the assets of any other Person; provided, however, that as long as no Default of which the Lessee has knowledge or could have obtained knowledge through the exercise of reasonable diligence in the ordinary course of business or resulting from any affirmative act of the Lessee or Event of Default shall have occurred before or immediately after giving effect thereto:

         (i) any Subsidiary of the Lessee may be merged or consolidated with or into the Lessee (provided, however, that the Lessee shall be the continuing or surviving corporation) or with or into any one or more wholly-owned Subsidiaries of the Lessee (provided, however, that the wholly-owned Subsidiary or Subsidiaries shall be the continuing or surviving corporation);

         (ii) the Lessee may merge or consolidate with any other Person so long as the Lessee is the surviving corporation;

         (iii) the Lessee and its Subsidiaries may make any Investment permitted by Section 10.1(p);

         (iv) the Lessee and its Subsidiaries may make any acquisition in which the consideration paid consists entirely of common stock of the Lessee or any of its Subsidiaries; and

         (v) the Lessee and its Subsidiaries may make any acquisition in which the cash portion of the consideration paid is $50,000,000 or less.

         (m) Asset Dispositions. The Lessee shall not, nor shall it permit any Subsidiary to, Transfer any of its assets or property, whether now owned or hereafter acquired; provided, however, that as long as no Default of which the Lessee has knowledge or could have obtained knowledge through the exercise of reasonable diligence in the ordinary course of business or resulting from any affirmative act of the Lessee or Event of Default shall have occurred before or immediately after giving effect thereto:

         (i) any wholly-owned Subsidiary may Transfer any or all of its assets (upon voluntary liquidation or otherwise) to the Lessee or any other wholly-owned Subsidiary of the Lessee;

         (ii) the Lessee and its Subsidiaries may Transfer any surplus, damaged, worn or obsolete equipment (other than the Equipment, unless the Lessee has purchased the same or substituted equipment therefor as permitted by the Lease) or inventory for not less than fair market value;

         (iii) the Lessee and its Subsidiaries may Transfer any defaulted receivables to a collection agency in the ordinary course of business;

         (iv) the Lessee may Transfer Lot 56 and the Dublin Parcel;

         (v) the Lessee may Transfer receivables to PeopleSoft Credit Corp. in connection with the financing by the Lessee of any initial sale of a particular software license to a third party;

         (vi) the Lessee and its Subsidiaries may Transfer any other assets or property (other than the Property or the property (as defined in the Initial Participation Agreement)), provided that the aggregate value of such assets and property (based on the greater of the fair market value or book value of such assets or properties) so Transferred in any fiscal year on a rolling aggregate basis does not exceed fifteen percent (15%) of the Lessee's Consolidated Tangible Net Worth as measured at the end of each fiscal quarter of the Lessee; and

         (vii) the Lessee may make the Momentum Distribution.

         (n) Transactions with Affiliates. The Lessee shall not, nor shall it permit any Subsidiary to, conduct any business or enter into any transaction or series of similar transactions (including the purchase, sale, lease or exchange of any property or the rendering of any service) with any Affiliate of the Lessee or any legal or beneficial owner of 5% or more of any class of capital stock of the Lessee or with any Affiliate of such owner unless the terms of such business, transaction or series of transactions are (i) as favorable to the Lessee or such Subsidiary as terms that would be obtainable at the time for a comparable transaction or series of similar transactions in arm's-length dealings with an unrelated third Person or, if such transaction is not one which by its nature could be obtained from such Person, is on fair and reasonable terms and (ii) are in the ordinary course of business or, if not in the ordinary course of business, are set forth in writing and the board of directors of the Lessee or such Subsidiary, as the case may be, has determined in good faith that such business or transaction or series of transactions meet the applicable criteria set forth in clause (i) above.

         (o) Restricted Payments. The Lessee shall not, nor shall it cause or permit any of its Subsidiaries to, make any Restricted Payment; provided, that
(i) Lessee's Subsidiaries may make dividends, distributions and payments to the Lessee, (ii) the Lessee may make Restricted Payments consisting of payments made to repurchase or retire, or payments upon the exercise or conversion of, warrants outstanding on the Closing Date to purchase the Company's common stock and (iii) the Lessee may make the Restricted Payments contemplated by the Momentum Transaction.

         (p) Investments. The Lessee shall not, nor shall it permit any of its Subsidiaries to, make any investment in, or make or accrue loans or advances of money to any Person, through the direct or indirect lending of money, holding of securities or otherwise, other than Permitted Investments and the investment contemplated by the Momentum Transaction.

         (q) Maintenance and Repair. The Lessee, at its sole cost and expense, shall, and shall cause each of its Subsidiaries to, maintain its properties in good working order, mechanical condition and repair and make all necessary repairs thereto, of every kind and nature whatsoever, whether interior or exterior, ordinary or extraordinary, structural or nonstructural or foreseen or unforeseen, in each case as required by all Requirements of Law in all material respects, insurance requirements and contractual requirements and on a basis consistent with the operation and maintenance of commercial properties comparable in type and location to such properties and in compliance with prudent industry practice.

         (r) Payment of Taxes. The Lessee and each of its Subsidiaries shall promptly pay when due all taxes, assessments or other charges owing by the Lessee or such Subsidiary, except for such taxes, assessments and other charges that are being contested in good faith by appropriate proceedings and adequate reserves shall have been set aside therefor in accordance with GAAP.

         (s) Insurance. The Lessee shall maintain, and cause each Subsidiary to maintain, such insurance as may be required by law and such other insurance, to such extent and against such hazards and liabilities, as is customarily maintained by companies similarly situated.

         SECTION 10.2. Cooperation with the Lessee. The Lessor, the Participants and the Indenture Trustee shall, to the extent reasonably requested by the Lessee (but without assuming additional liabilities, duties or other obligations on account thereof), at the Lessee's expense, cooperate with the Lessee in connection with its covenants contained herein including, without limitation, at any time and from time to time, upon the request of the Lessee, to promptly and duly execute and deliver any and all such further instruments, documents and financing statements (and continuation statements related thereto) as the Lessee may reasonably request in order to perform such covenants.

         SECTION 10.3. Covenants of the Owner Trustee, the Certificate Holders, and the Bank. Each of the Owner Trustee, the Certificate Holders and the Bank, as applicable, hereby agrees with the other parties hereto that so long as this Participation Agreement is in effect:

         (a) Discharge of Liens. Each of the Certificate Holders, the Owner Trustee and Bank, each agreeing as to itself only, will not create or permit to exist at any time, and will, at its own cost and expense, promptly take such action as may be necessary duly to discharge, or to cause to be discharged, all Lessor Liens on the Property attributable to it; provided, however, that the Certificate Holders, the Owner Trustee and Bank shall not be required to so discharge any such Lessor Lien while the same is being contested in good faith by appropriate proceedings diligently prosecuted so long as such proceedings shall not involve any material danger of impairment of the Liens of the Liability or the Security Documents or of the sale, forfeiture or loss of, and shall not interfere with the use or disposition of, the Property or title thereto or any interest therein or the payment of Rent.

         (b) Trust Agreement. Without prejudice to any right under the Trust Agreement of the Owner Trustee to resign, or the Certificate Holders' right under the Trust Agreement to remove the institution acting as Owner Trustee, each of the Certificate Holders and the Owner Trustee hereby agrees with the Lessee, each Note Holder and the Indenture Trustee (i) not to terminate or revoke the trust created by the Trust Agreement except as permitted by Article V of the Trust Agreement, (ii) not to amend, supplement, terminate or revoke or otherwise modify any provision of the Trust Agreement in such a manner as to adversely affect the rights of any such party without the prior written consent of such party and (iii) to comply with all of the terms of the

Trust Agreement, the nonperformance of which would adversely affect any such party or the Property or title thereto or any interest therein or the payment of Rent.

         (c) Successor Owner Trustee. The Owner Trustee or any successor may resign or be removed by the Certificate Holders as Owner Trustee, a successor Owner Trustee may be appointed, and a corporation may become the Owner Trustee under the Trust Agreement, only in accordance with the provisions of Article IV of the Trust Agreement and, in the absence of a Default or an Event of Default, with the consent of the Lessee, which consent shall not be unreasonably withheld or delayed.

         (d) Indebtedness; Other Business. The Owner Trustee, in its capacity as Owner Trustee under the Trust Agreement, and not in its individual capacity, shall not contract for, create, incur or assume any indebtedness, or enter into any business or other activity, other than pursuant to or under the Operative Documents.

         (e) Instructions. The Certificate Holders shall give the Owner Trustee all instructions necessary for the Owner Trustee to carry out the Certificate Purchasers' and the Owner Trustee's obligations under the Operative Documents, including without limitation the Indenture and the Security Documents and shall not instruct the Owner Trustee to take any action in contravention of the Operative Documents.

         (f) Change of Chief Place of Business. The Owner Trustee shall give prompt notice to the Lessee and the Indenture Trustee if the Owner Trustee's name changes or the chief place of business or chief executive office, or the office where the records concerning the accounts or contract rights relating to the Property are kept, shall cease to be located as set forth in Section 8.1(i).

         (g) Performance of Covenants. The Lessor will (i) cause its representations and warranties contained herein and each of the other Operative Documents to be true and correct as of the date made or deemed made herein or therein, (ii) perform on a timely basis its covenants and agreements contained herein and in the other Operative Documents and (iii) deliver on a timely basis all certificates, statements and other documents required to be delivered by it herein and in the other Operative Documents.


                                   SECTION 11.

                                LESSEE DIRECTIONS

         The Note Holders, the Indenture Trustee, the Certificate Purchasers, the Lessee and the Owner Trustee hereby agree that, so long as no Default or Event of Default under the Lease exists, the Lessee shall have the exclusive right to approve any successor Indenture Trustee pursuant to Section 7.8 of the Indenture.

                                   SECTION 12.

                      TRANSFERS OF PARTICIPANTS' INTERESTS

         SECTION 12.1. Restrictions on and Effect of Transfer by Participants.

         (a) Transfer of Notes. Each Note Holder agrees that it will transfer any Notes held by it only in a transaction which is exempt from registration under the Securities Act and otherwise in accordance with applicable federal and state securities laws, the terms hereof and of the Security Documents. By acceptance of any Notes, each Note Holder shall be deemed to have made the representations set forth in Section 8.2(a) hereof and such acceptance shall constitute such Note Holder's agreement to be bound by the terms and provisions of this Agreement and the Security Documents.

         (b) Note Transfer Procedures. Each of the parties hereto, and each other Note Holder, by its acceptance of a Note, hereby agrees as follows:

         (i) On or prior to the date of any transfer of a Note by a Note Holder, such Note Holder shall furnish to the Certificate Holders, the Owner Trustee, the Indenture Trustee and the Lessee a written notice (a "Transfer Notice") (A) setting forth the name of the proposed transferee, (B) specifying the particular representation contained in
         Section 8.2(a)(ii) hereof that shall be deemed made by the transferee Note Holder upon such transfer and (C) in the event that such notice shall specify that the representation that shall be deemed made by the proposed transferee is of the type set forth in subparagraph (B), (C), or (E) of Section 8.2(a)(ii) hereof, such notice shall be given not less than ten days prior to the date of transfer and shall further set forth the information required to be disclosed pursuant to such subparagraph; and

         (ii) In the event that the Transfer Notice shall contain information of the type described in clause (C) of the preceding paragraph, then the Lessee shall use commercially reasonable efforts to determine as promptly as practicable (but in no event later than ten days following receipt of the Transfer Notice) whether, as a result of matters relating to the Lessee or the Certificate Holders or any of their respective Affiliates, the proposed transfer could result in a prohibited transaction, within the meaning of section 406 or 407 of ERISA or in a transaction in connection with which a tax could be imposed pursuant to Section 4975 of the Code (or any successor provision thereto); and

         (iii) In the event that the Lessee shall determine that the proposed transfer could result in such a prohibited transaction or a transaction in connection with which a tax could be imposed pursuant to Section 4975 of the Code, then (a) the Lessee shall thereupon furnish written notice to such Note Holder and such other party describing in reasonable detail the basis of such conclusion and (b) such Note Holder shall refrain from consummating the proposed transaction, unless and until such Note Holder shall obtain the written concurrence of the Lessee and the Certificate Holders to such transfer. Upon the request of such Note Holder, the Lessee and the Certificate Holders, as appropriate, agree to confer in good faith regarding such conclusion.

         (iv) Prior to a refinancing, if any, of the Notes and Certificates in the private placement market, the restrictions on transfer applicable to Certificate Holders set forth in Section 12.1(c) shall be equally applicable to transfers of Notes by Note Holders and each Note Holder wishing to transfer any Note shall comply therewith, substituting "Note Holder", "Notes" and "Note Purchaser" for "Certificate Holder", "Certificates" and "Certificate Purchaser" as required.

         (c) Transfers of Certificates. No Certificate Holder may (without, in the absence of a continuing Lease Default or Lease Event of Default, the prior written consent of the Lessee (not to be unreasonably withheld)) assign, convey or otherwise transfer all or any portion of its right, title or interest in, to or under its Certificates or any of the Operative Documents, or the Property, provided that (1) any Certificate Holder may pledge its interest without the consent of the Lessee to any Federal Reserve Bank, (2) each transferee must be an Institutional Investor, (3) without the prior written consent of the Lessee, any Certificate Purchaser may transfer all or any portion of its interest to any Institutional Investor that has either capital, surplus and undivided profits of at least $40,000,000 or a net worth of at least $40,000,000 and (4) without the prior written consent of the Lessee, each Certificate Purchaser may transfer all or any portion of its interest to any Affiliate of such Participant or to any other existing Participant; provided that in the case of any transfer (other than to such Affiliate) each of the following conditions and any other applicable conditions of the other Operative Documents are satisfied:

         (i) Required Notice and Effective Date. If a Certificate Holder desires to effect a transfer of its Certificates (or any portion thereof), it shall give written notice of each such proposed transfer to the Lessee, the Indenture Trustee and each other Participant at least five (5) Business Days prior to such proposed transfer, setting forth the name of such proposed transferee, the percentage or interest to be retained by such Participant, if any, and the date on which such transfer is proposed to become effective. All reasonable out-of-pocket costs (including, without limitation, legal expenses) incurred by the Lessor, the Indenture Trustee or any Participant in connection with any such disposition by such Participant under this Section 12.1(c) shall be borne by such transferring Participant. In the event of a transfer under this Section 12.1(c), any expenses incurred by the transferee in connection with its review of the Operative Documents and its investigation of the transactions contemplated thereby shall be borne by such transferee or the relevant Participant, as they may determine, but shall not be considered costs and expenses which the Lessee is obligated to pay or reimburse under Section 9. Any such proposed transfer shall become effective upon the later of (i) the date proposed in the transfer notice referred to above and (ii) the date on which all conditions to such transfer set forth in this Section 12.1(c) shall have been satisfied.

         (ii) Assumption of Obligations. Any transferee of a Certificate Holder's interest pursuant to this Section 12.1 shall execute and deliver to the Indenture Trustee, the Lessor and the Lessee an Assignment and Acceptance in substantially the form attached hereto as Exhibit J ("Assignment and Acceptance"), duly executed by such transferee and the transferring Participant, and a letter in substantially the form of the Participant's Letter attached hereto as Exhibit K ("Participant's Letter"), duly executed by such transferee, and thereupon the obligations of the transferring Participant under the Operative Documents shall be proportionately released and reduced to the extent of such transfer. Upon any such transfer as above provided, the transferee shall be deemed to be bound by all obligations (whether or not yet accrued) under, and to have become a party to, all Operative Documents to which its transferor was a party, shall be deemed the pertinent "Participant" for all purposes of the Operative Documents and shall be deemed to have made that portion of the payments pursuant to this Participation Agreement previously made or deemed to have been made by the transferor represented by the interest being conveyed; and each reference herein and in the other Operative Documents to the pertinent "Certificate Purchaser" or "Certificate Holder" shall thereafter be deemed a reference to the transferee, to the extent of such transfer, for all purposes. Upon any such transfer, the Indenture Trustee shall deliver to each Participant, the Lessor and the Lessee a new Schedule I and Schedule II to this Agreement, revised to reflect the relevant information for such new Participant and the Commitment of such new Participant (and the revised Commitment of the transferor Participant if it shall not have transferred its entire interest).

         (iii) Representations. Notwithstanding anything to the contrary set forth above, no Certificate Holder may assign, convey or transfer its interest to any Person, unless such Person shall have delivered to the Indenture Trustee, the Lessor and the Lessee a certificate confirming the accuracy of the representations and warranties set forth in Section 8 with respect to such Person (other than as such representation or warranty relates to the execution and delivery of Operative Documents) and representing that such Person has, independently and without reliance upon the Indenture Trustee, any other Participant or, except to the extent of the Lessee's representations made under the Operative Documents when made, the Lessee, and based on such documents and information as it has deemed appropriate, made its own appraisal of and investigation into this transaction, the Property and the Lessee and made its own decision to enter into this transaction.

         (iv) Applicable Law. Such transfer shall comply with Applicable Law and shall not require registration under any securities law applicable thereto.

         (v) At-Risk Requirements. Any transferee of a Certificate Holder's interest pursuant to this Section 12.1 agrees to comply with the "at-risk" requirements under GAAP with respect to such interest as set forth in Issues 90-15, 96-21 and 97-1 of The Emerging Issues Task Force Abstracts published by the Financial Accounting Standards Board, provided that the foregoing transfer restriction shall not apply (A) after the occurrence and during the continuance of an Event of Default or (B) to any transfer necessitated as a result of any of the events specified in Section 13.9.

         (d) Effect. From and after any transfer of its Notes or Certificates, the transferring Participant shall be released, to the extent assumed by the transferee, from its liability and obligations hereunder and under the other Operative Documents to which such transferor is a party in respect of obligations to be performed on or after the date of such transfer. Upon any transfer by a Participant as above provided, any such transferee shall be deemed a "Participant" for all purposes of such documents and each reference herein to a Participant shall thereafter be deemed a reference to such transferee for all purposes to the extent of such transfer, except as the context may otherwise require. Notwithstanding any transfer as provided in this Section 12.1, the transferor shall be entitled to all benefits accrued and all rights vested prior to such transfer, including, without limitation, rights to indemnification under this Participation Agreement or any other Operative Document.

         (e) Arranger's Fee. Each transferring Participant shall pay to the Arranger a transfer fee of $2,500.

         SECTION 12.2. Covenants and Agreements of Participants.

         (a) Participations. Each Participant covenants and agrees that it will not grant participations in its Notes or Certificates to any Person (a "Sub-Participant") unless such participation complies with Applicable Law and does not require registration under any securities law applicable thereto and such Sub-Participant (i) is a bank or other financial institution and (ii) represents and warrants, in writing, to such Participant for the benefit of the Participants, the Lessor and the Lessee that (A) no part of the funds used by it to acquire an interest in any Participation Interest constitutes assets of any "employee benefit plan" (as defined in Section 3(3) of ERISA) which is subject to Title I of ERISA, or "plan" (as defined in Section 4975(e)(1) of the Code) and (B) such Sub-Participant is acquiring its interest for investment purposes without a view to the distribution thereof. Any such Person shall require any transferee of its interest in its Notes or Certificates to make the representations and warranties set forth in the preceding sentence, in writing, to such Person for its benefit and the benefit of the Participants, the Lessor, the Indenture Trustee and Lessee. In the event of any such sale by a Participant of a participating interest in its Notes or Certificates to a Sub-Participant, such Participant's obligations under this Participation Agreement and under the other Operative Documents shall remain unchanged, such Participant shall remain solely responsible for the performance thereof, such Participant shall remain the holder of its Notes or Certificates, for all purposes under this Participation Agreement and under the other Operative Documents, and the Lessor, the Indenture Trustee and, except as set forth in Section 12.2(b), the Lessee shall continue to deal solely and directly with such Participant in connection with such Participant's rights and obligations under this Participation Agreement and under the other Operative Documents.

         (b) Transferee Indemnities. Each Sub-Participant shall be entitled to the benefits of Sections 13.5, 13.6, and 13.7 and 13.10 with respect to its participation in the Notes or Certificates outstanding from time to time; provided that no Sub-Participant shall be entitled to receive any greater amount pursuant to such Sections than the transferor Participant would have been entitled to receive in respect of the amount of the participation transferred by such transferor Participant to such Sub-Participant had no such transfer or participation occurred.

         SECTION 12.3. Future Participants. Each Participant shall be deemed to be bound by and, upon compliance with the requirements of this Section 12, will be entitled to all of the benefits of the provisions of, this Participation Agreement.


                                   SECTION 13.

                                 INDEMNIFICATION

         SECTION 13.1. General Indemnification. The Lessee agrees, whether or not any of the transactions contemplated hereby shall be consummated, to assume liability for, and to indemnify, protect, defend, save and keep harmless each Indemnitee, on an After Tax Basis, from and against, any and all Claims that may be imposed on, incurred by or asserted against such Indemnitee (whether because of action or omission by such Indemnitee or otherwise), whether or not such Indemnitee shall also be indemnified as to any such Claim by any other Person and whether or not such Claim arises or accrues prior to the Closing Date or after the Expiration Date, in any way relating to or arising out of:

         (a) any of the Operative Documents or any of the transactions contemplated thereby or any violation thereof by the Lessee, and any amendment, modification or waiver in respect thereof;

         (b) the Property, the Lease, the Ground Lease, the Trust Estate, the Indenture Trust Estate or any part thereof or interest therein;

         (c) the purchase, design, construction, preparation, installation, inspection, delivery, non-delivery, acceptance, rejection, ownership, management, possession, operation, rental, lease, sublease, repossession, maintenance, repair, alteration, modification, addition or substitution, storage, transfer of title, redelivery, use, financing, refinancing, disposition, operation, condition, sale (including, without limitation, any sale pursuant to Sections 16.2, 16.3, 16.4, 17.2(c), 17.2(e) or 17.4 of the Lease or any sale pursuant to Articles XX or XXII of the Lease), return or other disposition of all or any part or any interest in the Property or the imposition of any Lien (or incurring of any liability to refund or pay over any amount as a result of any Lien) thereon, including, without limitation: (1) Claims or penalties arising from any violation of federal, state or local law, rule, regulation or order or in tort (strict liability or otherwise), (2) latent or other defects, whether or not discoverable, (3) any Claim based upon a violation or alleged violation of the terms of any restriction, easement, condition or covenant or other matter affecting title to the Property, (4) the making of any Modifications in violation of any standards imposed by any insurance policies required to be maintained by Lessee pursuant to the Lease which are in effect at any time with respect to the Property or any part thereof, (5) any Claim for patent, trademark or copyright infringement, and (6) Claims arising from any public improvements with respect to the Property resulting in any charge or special assessments being levied against the Property or any plans to widen, modify or realign any street or highway adjacent to the Property;

         (d) the offer, issuance or sale of the Notes and Certificates, provided that (i) the Lessor shall not be entitled to indemnification under this clause
(d) if it shall have been determined by a court of competent jurisdiction to have breached its representation set forth in Section 8.1(h), (ii) no Participant shall be entitled to indemnification under this clause (d) if it shall have been determined by a court of competent jurisdiction to have breached its representation set forth in Section 8.2(b)(vi) and (iii) neither the Lessor, the Indenture Trustee nor any Participant shall be entitled to indemnification under this clause (d) with respect to any Claim which a court of competent jurisdiction determines to have arisen out of any misrepresentation of a material fact made by the Lessor, the Indenture Trustee or such Participant, unless the misrepresentation was made in reliance upon and in conformity with information furnished to the Lessor, the Indenture Trustee or such Participant, as applicable, by the Lessee;

         (e) the breach by the Lessee of any covenant, representation or warranty made by it or deemed made by it in any Operative Document or any certificate required to be delivered by any Operative Document;

         (f) the retaining or employment of any broker, finder or financial advisor by the Lessee to act on its behalf in connection with this Participation Agreement, or the incurring of any fees or commissions to which the Lessor might be subjected by virtue of entering into the transactions contemplated by this Participation Agreement;

         (g) the existence of any Lien on or with respect to the Property, the Improvements, the Equipment, any Basic Rent or Supplemental Rent, the Cash Collateral, title thereto, or any interest therein including any Liens which arise out of the possession, use, occupancy, construction, repair or rebuilding of the Property or by reason of labor or materials furnished or claimed to have been furnished to the Lessee, the Existing Owner, the Lessor or any of their contractors or agents or by reason of the financing of the Property or any personalty or equipment purchased or leased by the Lessee or Improvements or Modifications constructed by the Lessee, except Lessor Liens and Liens in favor of the Indenture Trustee or the Lessor;

         (h) the transactions contemplated by the Lessee hereby or by any other Operative Document, in respect of the application of Parts 4 and 5 of Subtitle B of Title I of ERISA and any prohibited transaction described in Section 4975(c) of the Code (other than any Claim resulting from a breach of representation or warranty of the Lessor or any Participant); or

         (i) the lease of the Ground Lease Interest and the purchase or ownership of the other Property by the Lessor, or any matters arising therefrom or related thereto;

provided, however, the Lessee shall not be required to indemnify (x) the Lessor for any Claim to the extent arising from any misrepresentation by the Lessor under Section 8.1 (e) or (l) or from the failure by the Lessor to comply with
Section 10.3 (a), or (y) any Indemnitee under this Section 13.1 for any of the following: (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) any Claim resulting from Lessor Liens which the Lessor is responsible for discharging under the Operative Documents, (3) any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the return or remarketing of the Property so long as the Lessor, the Indenture Trustee and the Participants are not exercising remedies against the Lessee in respect of the Operative Documents and no Default or Event of Default under the Lease has occurred and is continuing, (4) any Imposition or other claims for Taxes of the type(s) described in Section 13.5 and (5) any Claims of the type(s) described in Sections 13.2 (only with respect to claims in respect of a decline in the Fair Market Sales Value of the Property as a result of an event described in Section 13.2(b) and the Lessee's exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10, or (z) any Indemnitee for any such Claim under this
Section 13.1 arising during the Construction Period except as follows:

                  (1) The Lessee shall indemnify the Indemnitees as provided in this Section 13.1 from and against any and all such liabilities, losses, damages and expenses caused by or arising from any failure by the Lessee to comply with any of its obligations under the Operative Documents (including its insurance obligations), any representation by the Lessee in any of the Operative Documents not being true, any negligence or willful misconduct of the Lessee, or any claim by any third-party against the Lessee (or against any Indemnitee) based upon the alleged action or inaction by the Lessee.

                  (2) If any Lessor Party incurs any such claims or expenses for which the Lessee is not obligated to indemnify such Lessor Party pursuant to clause (z) (1) of Section 13.1, such claims shall, if such Lessor Party shall so request by a written notice to the Lessor, be capitalized pursuant to Section 3.9(f).

It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document. Without limiting the express rights of any Indemnitee under this Section 13.1, this Section 13.1 shall be construed as an indemnity only and not a guaranty of residual value of the Property or as a guaranty of the Participation Interests.

         SECTION 13.2. End of Term Indemnity.

         (a) If the Lessee elects the Remarketing Option and there would, after giving effect to the proposed remarketing transactions, be a Shortfall Amount, then prior to the Maturity Date and as a condition to the Lessee's right to complete the remarketing of the Property pursuant to Section 22.1 of the Lease, the Lessee shall cause to be delivered to the Lessor at least 30 days prior to the Expiration Date, at the Lessee's sole cost and expense, an Appraisal in form and substance satisfactory to the Lessor, the Indenture Trustee and the Required Participants (the "End of the Term Report") which shall state the appraiser's conclusions as to the reason for any decline in the Fair Market Sales Value of the Property from that anticipated for such date in the Appraisal delivered on the Closing Date.

         (b) Prior to the Expiration Date, the Lessee shall pay to the Lessor an amount (not to exceed the Shortfall Amount) equal to the portion of the Shortfall Amount that the End of the Term Report demonstrates was the result of a decline in the Fair Market Sales Value of the Property due to:

         (i) extraordinary wear and tear, excessive usage, failure to maintain, to repair, to restore, to rebuild or to replace, failure to comply with the Lease and all applicable laws, failure to use, workmanship, method of installation or removal or maintenance, repair, rebuilding or replacement (excepting in each case ordinary wear and tear);

         (ii) any Modification made to, or any rebuilding of, the Property or any part thereof by the Lessee without the consent of the Lessor; or

         (iii) the existence of any Hazardous Activity, Hazardous Substance or Environmental Violations; or

         (iv) any restoration or rebuilding carried out by the Lessee or any sublessee; or

         (v) any condemnation of any portion of the Property pursuant to Article XV of the Lease; or

         (vi) any use of the Property or any part thereof by the Lessee or any sublessee other than as a suburban office facility; or

         (vii) any grant, release, dedication, transfer, annexation or amendment made pursuant to Section 12.2 of the Lease; or

         (viii) the failure of the Lessor to have a good and marketable leasehold or fee estate in the Property, as required by the Operative Documents, free and clear of all Liens (including Permitted Liens) and exceptions to title, except (A) such Liens or exceptions to title that existed on the Ground Lease Interest Acquisition

         Date and were disclosed in the policy of title insurance delivered pursuant to Section 6.1; (B) Lessor Liens and (C) other Liens specifically consented to by the Lessor.

         SECTION 13.3. Environmental Indemnity. Without limitation of the other provisions of this Section 13, the Lessee hereby agrees to indemnify, hold harmless and defend each Indemnitee from and against any and all claims (including without limitation third party claims for personal injury or real or personal property damage), losses (including but not limited to any loss of value of the Property), damages, liabilities, fines, penalties, charges, administrative and judicial proceedings (including informal proceedings) and orders, judgments, remedial action, requirements, enforcement actions of any kind, and all reasonable and documented costs and expenses incurred in connection therewith (including but not limited to reasonable and documented attorneys' and/or paralegals' fees and expenses), including, but not limited to, all costs incurred in connection with any investigation or monitoring of site conditions or any clean-up, remedial, removal or restoration work by any federal, state or local government agency, which such Indemnitee becomes subject to because of its involvement with the Property, the transactions contemplated by the Operative Documents or any other matter referred to in paragraphs (a) through (i) of Section 13.1 arising in whole or in part, out of:

         (a) the presence on or under the Property of any Hazardous Substances, or any Releases or discharges of any Hazardous Substances on, under, from or onto the Property;

         (b) any activity, including, without limitation, construction, carried on or undertaken on or off the Property, and whether by the Lessee, the Lessor, the Ground Lessor or any predecessor in title or any employees, agents, contractors or subcontractors of the Lessee, the Lessor, the Ground Lessor or any predecessor in title, or any other Persons (including such Indemnitee), in connection with the handling, treatment, removal, storage, decontamination, cleanup, transport or disposal of any Hazardous Substances that at any time are located or present on or under or that at any time migrate, flow, percolate, diffuse or in any way move onto or under the Property;

         (c) loss of or damage to any property or the environment (including, without limitation, cleanup costs, response costs, remediation and removal costs, cost of corrective action, costs of financial assurance, fines and penalties and natural resource damages), or death or injury to any Person, and all expenses associated with the protection of wildlife, aquatic species, vegetation, flora and fauna, and any mitigative action required by or under Environmental Laws;

         (d) any claim concerning lack of compliance with Environmental Laws, or any act or omission causing an environmental condition that requires remediation or would allow any Governmental Authority to record a Lien on the land records;

         (e) any residual contamination on or under the Property, or affecting any natural resources, or any contamination of any property or natural resources arising in connection with the generation, use, handling, storage, transport or disposal of any such Hazardous Substances, and irrespective of whether any of such activities were or will be undertaken in accordance with applicable Environmental Laws; or

         (f) any material inaccuracies, misrepresentations, misstatements, and omissions and any conflicting information contained in or omitted from the Environmental Audit;

provided, however, the Lessee shall not be required to indemnify any Indemnitee under this Section 13.3 for (1) any Claim to the extent resulting from the willful misconduct or gross negligence of such Indemnitee (it being understood that the Lessee shall be required to indemnify an Indemnitee even if the ordinary (but not gross) negligence of such Indemnitee caused or contributed to such Claim), (2) subject to the provisions Section 15.2 of the Lease, any Claim to the extent attributable to acts or events occurring after the expiration of the Term or the return or remarketing of the Property so long as the Lessor, the Indenture Trustee and the Participants are not exercising remedies against the Lessee in respect of the Operative Documents and no Default or Event of Default under the Lease has occurred and is continuing, (3) any Imposition or other claims for Taxes of the type(s) described in Section 13.5 or (4) any Claims of the type(s) described in Sections 13.2 (only with respect to claims in respect of a decline in the Fair Market Sales Value of the Property and the Lessee's exercise of the Remarketing Option), 13.6, 13.7, 13.8 and 13.10. It is expressly understood and agreed that the indemnity provided for herein shall survive the expiration or termination of and shall be separate and independent from any remedy under the Lease or any other Operative Document.

         SECTION 13.4. Proceedings in Respect of Claims. With respect to any amount that the Lessee is requested by an Indemnitee to pay by reason of Section
13.1 or 13.3, such Indemnitee shall, if so requested by the Lessee and prior to any payment, submit such additional information to the Lessee as the Lessee may reasonably request and which is in the possession of such Indemnitee to substantiate properly the requested payment.

        In case any action, suit or proceeding shall be brought against any Indemnitee, such Indemnitee shall notify the Lessee of the commencement thereof, and if the Construction Period limitation on indemnification set forth in clause
(z) of the proviso to Section 13.1 does not apply, the Lessee shall be entitled, at its expense, to participate in, and, to the extent that the Lessee desires to, assume and control the defense thereof; provided, however, that the Lessee shall have acknowledged in writing its obligation to fully indemnify such Indemnitee in respect of such action, suit or proceeding, and the Lessee shall keep such Indemnitee fully apprised of the status of such action, suit or proceeding and shall provide such Indemnitee with all information with respect to such action, suit or proceeding as such Indemnitee shall reasonably request, and provided further, that the Lessee shall not be entitled to assume and control the defense of any such action, suit or proceeding if and to the extent that, (A) in the reasonable opinion of such Indemnitee, (x) such action, suit or proceeding involves any possibility of imposition of criminal liability or any risk of material civil liability on such Indemnitee or will involve a material risk of the sale, forfeiture or loss of, or the creation of any Lien (other than a Permitted Lien) on the Property or any part thereof unless, in the case of civil liability or Lien, the Lessee shall have posted a bond or other security satisfactory to the relevant Indemnitee in respect to such risk or (y) the control of such action, suit or proceeding would involve an actual or potential conflict of interest, (B) such proceeding involves Claims not fully indemnified by the Lessee which the Lessee and the Indemnitee have been unable to sever from the indemnified claim(s), or (C) an Event of Default under the Lease has occurred and is continuing. The Indemnitee may participate in a reasonable manner at its own expense and with its own counsel in any proceeding conducted by the Lessee in accordance with the foregoing. The Lessee shall not enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.3 without the prior written consent of the Indemnitee which consent shall not be unreasonably withheld in the case of a money settlement not involving an admission of liability of such Indemnitee.

         Each Indemnitee shall at the expense of the Lessee cooperate with and supply the Lessee with such information and documents reasonably requested by the Lessee as are necessary or advisable for the Lessee to participate in any action, suit or proceeding to the extent permitted by Section 13.1 or 13.3. Unless an Event of Default under the Lease shall have occurred and be continuing, no Indemnitee shall enter into any settlement or other compromise with respect to any Claim which is entitled to be indemnified under Section 13.1 or 13.3 without the prior written consent of the Lessee, which consent shall not be unreasonably withheld, unless such Indemnitee waives its right to be indemnified under Section 13.1 or 13.3 with respect to such Claim.

         Upon payment in full of any Claim by the Lessee pursuant to Section
13.1 or 13.3 to or on behalf of an Indemnitee, the Lessee, without any further action, shall be subrogated to any and all claims that such Indemnitee may have relating thereto (other than claims in respect of insurance policies maintained by such Indemnitee at its own expense), and such Indemnitee shall execute such instruments of assignment and conveyance, evidence of claims and payment and such other documents, instruments and agreements as may be necessary to preserve any such claims and otherwise cooperate with the Lessee and give such further assurances as are necessary or advisable to enable the Lessee vigorously to pursue such claims.

         Any amount payable to an Indemnitee pursuant to Section 13.1 or 13.3 shall be paid to such Indemnitee promptly upon receipt of a written demand therefor from such Indemnitee, accompanied by a written statement describing in reasonable detail the basis for such indemnity and the computation of the amount so payable and, if requested by the Lessee, such determination shall be verified by a nationally recognized independent accounting firm mutually acceptable to the Lessee and the Indemnitee at the expense of the Lessee.

         SECTION 13.5. General Impositions Indemnity.

         (a) Indemnification. The Lessee shall pay and assume liability for, and does hereby agree to indemnify, protect and defend the Property and all Indemnitees, and hold them harmless against, all Impositions on an After Tax Basis; provided, however, that the Lessee shall have no obligation to indemnify any Indemnitee for any such Impositions under this Section 13.5 arising during the Construction Period except as follows:

                  (1) The Lessee shall indemnify the Indemnitees as provided in this Section 13.5 from and against any and all such Impositions caused by or arising from any failure by the Lessee to comply with any of its obligations under the Operative Documents (including its insurance obligations), any representation by the Lessee in any of the Operative Documents not being true, any negligence or willful misconduct of the Lessee, or any claim by any third-party against the Lessee (or against any Indemnitee) based upon the alleged action or inaction by the Lessee.
                  (2) If any Lessor Party incurs any such claims or expenses for which the Lessee is not obligated to indemnify such Lessor Party pursuant to Section 13.5(a), such liabilities, losses, damages and expenses shall, if such Lessor Party shall so request by a written notice to the Lessor, be capitalized pursuant to Section 3.9(f).

         (b) Payments. (i) Subject to the terms of Section 13.5(a) and (f), the Lessee shall pay or cause to be paid all Impositions directly to the taxing authorities where feasible and otherwise to the Indemnitee, as appropriate, and the Lessee shall at its own expense, upon such Indemnitee's reasonable request, furnish to such Indemnitee copies of official receipts or other satisfactory proof evidencing such payment.

         (ii) In the case of Impositions for which no contest is conducted pursuant to Section 13.5(f) and which the Lessee pays directly to the taxing authorities, the Lessee shall pay such Impositions prior to the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which the Lessee reimburses an Indemnitee, the Lessee shall do so within twenty (20) days after receipt by the Lessee of demand by such Indemnitee describing in reasonable detail the nature of the Imposition and the basis for the demand (including the computation of the amount payable), but in no event shall the Lessee be required to pay such reimbursement prior to thirty (30) days before the latest time permitted by the relevant taxing authority for timely payment. In the case of Impositions for which a contest is conducted pursuant to Section 13.5(f), the Lessee shall pay such Impositions or reimburse such Indemnitee for such Impositions, to the extent not previously paid or reimbursed pursuant to subsection (a), prior to the latest time permitted by the relevant taxing authority for timely payment after conclusion of all contests under Section 13.5(f).

         (iii) At the Lessee's request, the amount of any indemnification payment by the Lessee pursuant to subsection (a) shall be verified and certified by an independent public accounting firm mutually acceptable to the Lessee and the Indemnitee. The fees and expenses of such independent public accounting firm shall be paid by the Lessee unless such verification shall result in an adjustment in the Lessee's favor of 5% or more of the payment as computed by the Indemnitee, in which case such fee shall be paid by the Indemnitee.

         (c) Reports and Returns. (i) The Lessee shall be responsible for preparing and filing any real and personal property or ad valorem tax returns in respect of the Property. In case any other report or tax return shall be required to be made with respect to any obligations of the Lessee under or arising out of subsection (a) and of which the Lessee has knowledge or should have knowledge, the Lessee, at its sole cost and expense, shall notify the relevant Indemnitee of such requirement and (except if such Indemnitee notifies the Lessee that such Indemnitee intends to file such report or return) (A) to the extent required or permitted by and consistent with Applicable Law, make and file in its own name such return, statement or report; and (B) in the case of any other such return, statement or report required to be made in the name of such Indemnitee, advise such Indemnitee of such fact and prepare such return, statement or report for filing by such Indemnitee or, where such return, statement or report shall be required to reflect items in addition to any obligations of the Lessee under or arising out of subsection (a), provide such Indemnitee at the Lessee's expense with information sufficient to permit such return, statement or report to be properly made with respect to any obligations of the Lessee under or arising out of subsection (a). Such Indemnitee shall, upon the Lessee's request and at the Lessee's expense, provide any data maintained by such Indemnitee (and not otherwise available to or within the control of the Lessee) with respect to the Property which the Lessee may reasonably require to prepare any required tax returns or reports. Each Indemnitee agrees to use its best efforts to send to the Lessee a copy of any written request or other notice that the Indemnitee receives with respect to any reports or returns required to be filed with respect to the Property or the transactions contemplated by the Operative Documents, it being understood that no Indemnitee shall have any liability for failure to provide such copies.

         (d) Income Inclusions. If as a result of the payment or reimbursement by the Lessee of any expenses of the Lessor or the payment of any Transaction Expenses incurred in connection with the transactions contemplated by the Operative Documents, the Lessor or any Participant shall suffer a net increase in any federal, state or local income tax liability, the Lessee shall indemnify such Persons (without duplication of any indemnification required by subsection
(a)) on an After Tax Basis for the amount of such increase. The calculation of any such net increase shall take into account any current or future tax savings realized or reasonably expected to be realized by such person in respect thereof, as well as any interest, penalties and additions to tax payable by the Lessor, or any Participant or such Affiliate, in respect thereof.

         (e) Withholding Taxes. As between the Lessee on one hand, and the Lessor or the Indenture Trustee and any Participant on the other hand, the Lessee shall be responsible for, and, subject to the provisions of Sections 13.5(g) and (h), the Lessee shall indemnify and hold harmless the Lessor, the Indenture Trustee and the Participants (without duplication of any indemnification required by subsection (a)) on an After Tax

Basis against, any obligation for United States or foreign withholding taxes imposed in respect of payments with respect to the Participation Interests or with respect to Rent payments under the Lease or payments of the Asset Termination Value or Purchase Option Price (and, if the Lessor, the Indenture Trustee or any Participant receives a demand for such payment from any taxing authority, the Lessee shall discharge such demand on behalf of the Lessor, the Indenture Trustee or such Participant). Notwithstanding the foregoing, the Lessee shall not be responsible for any payment of any withholding tax if the Lessee is not liable under the Operative Documents for payment of the ultimate tax.

         (f) Contests of Impositions. (i) If a written claim is made against any Indemnitee or if any proceeding shall be commenced against such Indemnitee (including a written notice of such proceeding), for any Impositions, such Indemnitee shall promptly notify the Lessee in writing and shall not take action with respect to such claim or proceeding without the consent of the Lessee for thirty (30) days after the receipt of such notice by the Lessee; provided, however, that, in the case of any such claim or proceeding, if action shall be required by law or regulation to be taken prior to the end of such 30-day period, such Indemnitee shall, in such notice to the Lessee, inform the Lessee of such shorter period, and no action shall be taken with respect to such claim or proceeding without the consent of the Lessee before 2 days before the end of such shorter period; provided, further, that the failure of such Indemnitee to give the notices referred to this sentence shall not diminish the Lessee's obligation hereunder except to the extent such failure precludes the Lessee from contesting all or part of such claim.

         (ii) If, within thirty (30) days of receipt of such notice from the Indemnitee (or such shorter period as the Indemnitee has notified the Lessee is required by law or regulation for the Indemnitee to commence such contest), the Lessee shall request in writing that such Indemnitee contest such Imposition, the Indemnitee shall, at the expense of the Lessee, in good faith conduct and control such contest (including, without limitation, by pursuit of appeals) relating to the validity, applicability or amount of such Impositions (provided, however, that (A) if such contest involves a tax other than a tax on net income and can be pursued independently from any other proceeding involving a tax liability of such Indemnitee, the Indemnitee, at the Lessee's request, shall allow the Lessee to conduct and control such contest and (B) in the case of any contest, the Indemnitee may request the Lessee to conduct and control such contest) by, in the sole discretion of the Person conducting and controlling such contest, (1) resisting payment thereof, (2) not paying the same except under protest, if protest is necessary and proper, (3) if the payment be made, using reasonable efforts to obtain a refund thereof in appropriate administrative and judicial proceedings, or (4) taking such other action as is reasonably requested by the Lessee from time to time.

         (iii) The party controlling any contest shall consult in good faith with the non-controlling party and shall keep the non-controlling party reasonably informed as to the conduct of such contest; provided, that all decisions ultimately shall be made in the sole discretion of the controlling party. The parties agree that an Indemnitee may at any time decline to take further action with respect to the contest of any Imposition and may settle such contest if such Indemnitee shall waive its rights to any indemnity from the Lessee that otherwise would be payable in respect of such claim (and any future claim by any taxing authority, the contest of which is precluded by reason of such resolution of such claim) and shall pay to the Lessee any amount previously paid or advanced by the Lessee pursuant to this
         Section 13.5 by way of indemnification or advance for the payment of an Imposition other than expenses of such contest.

         (iv) Notwithstanding the foregoing provisions of this Section 13.5, an Indemnitee shall not be required to take any action and the Lessee shall not be permitted to contest any Impositions in its own name or that of the Indemnitee unless (A) the Lessee shall have agreed such Imposition is subject to indemnity hereunder and shall pay to such Indemnitee on demand and on an After Tax Basis all reasonable costs, losses and expenses that such Indemnitee actually incurs in connection with contesting such Impositions, including, without limitation, all reasonable legal, accounting and investigatory fees and disbursements,
         (B) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the amount of the potential indemnity (taking into account all similar or logically related claims that have been or could be raised in any audit involving such Indemnitee for which the Lessee may be liable to pay an indemnity under this Section 13.5) exceeds $100,000, (C) the Indemnitee shall have reasonably determined that the action to be taken will not result in any material danger of sale, forfeiture or loss of the Property, or any part thereof or interest therein, will not interfere with the payment of Rent, and will not result in risk of criminal liability, (D) if such contest shall involve the payment of the Imposition prior to the contest, the Lessee shall provide to the Indemnitee an interest-free advance in an amount equal to the Imposition that the Indemnitee is required to pay (with no additional net after-tax cost to such Indemnitee), (E) in the case of a claim that must be pursued in the name of an Indemnitee (or an Affiliate thereof), the Lessee shall have provided to such Indemnitee an opinion of independent tax counsel selected by the Indemnitee and reasonably satisfactory to the Lessee stating that a reasonable basis exists to contest such claim (or, in the case of an appeal of an adverse determination, an opinion of such counsel to the effect that there is substantial authority for the position asserted in such appeal) and (F) no Event of Default hereunder shall have occurred and be continuing. In no event shall an Indemnitee be required to appeal an adverse judicial determination to the United States Supreme Court. In addition, an Indemnitee shall not be required to contest any claim in its name (or that of an Affiliate) if the subject matter thereof shall be of a continuing nature and shall have previously been decided adversely by a court of competent jurisdiction pursuant to the contest provisions of this Section 13.5, unless there shall have been a change in law (or interpretation thereof) and the Indemnitee shall have received, at the Lessee's expense, an opinion of independent tax counsel selected by the Indemnitee and reasonably acceptable to the Lessee stating that as a result of such change in law (or interpretation thereof), it is more likely than not that the Indemnitee will prevail in such contest.

         (g) Documentation of Withholding Status. Each Participant (or any successor thereto or transferee thereof) that is organized under the laws of a jurisdiction outside of the United States of America and each Lessor or Indenture Trustee that is organized under the laws of a jurisdiction outside of the United States of America shall:

         (i) on or before the date it becomes a party to any Operative Document, deliver to the Lessor and the Lessee any certificates, documents, or other evidence that shall be required by the Code or Treasury Regulations issued pursuant thereto to establish its exemption from United States Federal withholding requirements, including (A) two valid, duly completed, original copies of Internal Revenue Service Form 1001 or Form 4224 or successor applicable form, properly and duly executed, certifying in each case that such party is entitled to receive payments pursuant to the Operative Documents without deduction or withholding of United States Federal income taxes, or (B) a valid, duly completed, original copy of Internal Revenue Service Form W-8 or Form W-9 or applicable successor form, properly and duly executed, certifying that such party is entitled to an exemption from United States of America backup withholding tax; and

         (ii) so long as it shall be legally entitled to do so, on or before the date that any such form described above expires or becomes obsolete, or after the occurrence of any event requiring a change in the most recent such form previously delivered to the Lessor and the Lessee, deliver to the Lessee two further valid, duly completed, original copies of any such form or certification, properly and duly executed.

         (h) Limitation on Tax Indemnification. The Lessee shall not be required to indemnify any Indemnitee, or to pay any increased amounts to any Indemnitee or tax authority with respect to any Impositions pursuant to this Section 13.5 to the extent that such Imposition is attributable to such Indemnitee's failure to comply with the provisions of Section 13.5(g) (and, in such case, the Lessee may deduct and withhold all Taxes required by law as a result of such noncompliance from payments made by the Lessee pursuant to the Operative Documents).

         (i) Tax Savings. In the event an Indemnitee receives a refund (or similar tax savings) in respect of any Imposition paid or reimbursed by the Lessee, such Indemnitee shall within thirty (30) days thereafter remit the amount of such refund (or tax savings) to the Lessee, provided that the amount so remitted shall not exceed the lesser of: (i) the amount received by such Indemnitee as a refund (or tax savings) net of all reasonable costs and expenses incurred by such Indemnitee in connection with obtaining and paying such amount; and (ii) (a) the amount of all prior payments by the Lessee to such Indemnitee with respect to Impositions, plus any refunded interest, less (b) the amount of all prior payments by the Indemnitee to the Lessee under this Section 13.5(i).

         SECTION 13.6. Funding Losses. If any payment of any Eurodollar Rate Advance or any portion of any Loan or Certificate Purchaser Amount with respect thereto is made on any day other than the last day of an Interest Period applicable thereto, or if any payment of any Fixed Rate Advance or any portion of any Loan or Certificate Purchaser Amount with respect thereto is made on any day other than the last day of the Fixed Rate Period applicable thereto, or if the Lessee fails to utilize the proceeds of any Loans or Certificate Purchaser Amounts after notice has been given to the Lessor or any Participant in accordance with Section 3 or 4, the Lessee shall reimburse the Lessor and each Participant within fifteen (15) days after demand for any resulting loss, expense, breakage costs or swap breakage costs incurred by it, including (without limitation) any loss incurred in obtaining, liquidating or employing deposits from third parties, provided that in the case of a Eurodollar Rate Advance or a Fixed Rate Advance, such Participant or the Lessor shall have delivered to the Lessee a certificate as to the amount of such loss, expense or costs, which certificate shall be conclusive in the absence of manifest error, and provided further that in the case of a Eurodollar Rate Advance, such loss shall in no event exceed the interest or Certificate Yield on the Loans or Certificate Purchaser Amounts funding such Advance which would have been payable for the balance of such Interest Period, less the amount actually earned by the Lessor or such Participant on such Loans or Certificate Purchaser Amounts.

         SECTION 13.7. Regulation D Compensation. For so long as any Participant or the Lessor is required to increase its existing reserve percentage against "Eurocurrency Liabilities" (or any other category of liabilities which include deposits by reference to which the interest rate or Certificate Yield rate on its Loans or Certificate Purchaser Amounts or Advances is determined or any category of extensions of credit or other assets which includes loans by a non-United States office of such Participant to United States residents), and, as a result, the cost to such Participant (or its Funding Office) or the Lessor of making or maintaining its Loans or Certificate Purchaser Amounts with respect to any Advance is increased, then such Participant or the Lessor may require the Lessee to pay, contemporaneously with each payment of interest or Certificate Yield on the Loans or Certificate Purchaser Amounts an additional amount at a rate per annum up to but not exceeding the excess of (i) (A) the applicable Eurodollar Rate divided by (B) one minus the Eurocurrency Reserve Requirements and (ii) the applicable Eurodollar Rate.

         SECTION 13.8. Basis for Determining Interest Rate or Certificate Yield Rate Inadequate or Unfair. If on or prior to the first day of any Interest
Period:

         (a) deposits in dollars (in the applicable amounts) are not being offered to the Indenture Trustee in the relevant market for such Interest Period or any Participants shall advise the Indenture Trustee that the Eurodollar Rate as determined by the Indenture Trustee will not adequately and fairly reflect the cost to such Participant of funding its Loans or Certificate Purchaser Amounts with respect to any Advance for such Interest Period; or

         (b) any Participant determines that, by reason of the adoption, on or after the date of this Participation Agreement, of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or governmental agency, it is restricted, directly or indirectly, in the amount it may hold of (i) a category of liabilities that includes deposits by reference to which, or on the basis of which, the interest rates or Certificate Yield rates applicable to Advances based on the Eurodollar Rate are directly or indirectly determined, or (ii) the category of assets which includes Advances based on the Eurodollar Rate;

the Indenture Trustee shall forthwith give notice thereof to the Lessee and the Participants, whereupon until the Indenture Trustee notifies the Lessee that the circumstances giving rise to such suspension no longer exist, each outstanding Loan and Certificate Purchaser Amount shall begin to bear interest at the Alternate Base Rate plus the Applicable Margin on the last day of the then current Interest Period applicable thereto.

         SECTION 13.9. Illegality. If, on or after the date of this Participation Agreement, the adoption of any applicable law, rule or regulation, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or compliance by any Participant (or its Funding Office) with any request or directive (whether or not having the force of law) of any such authority, central bank or comparable agency, shall make it unlawful or impossible for any Participant (or its Funding Office) to make, maintain or fund its Loans or Certificate Purchaser Amounts with respect to any Advance and such Participant shall so notify the Indenture Trustee, the Indenture Trustee shall forthwith give notice thereof to the other Participants and the Lessee, whereupon until such Participant notifies the Lessee and the Indenture Trustee that the circumstances giving rise to such suspension no longer exist, the obligation of such Participant to fund its Loans or Certificate Purchaser Amounts with respect to any Advance shall be suspended. If such notice is given, each outstanding Loan and Certificate Purchaser Amount of such Participant then outstanding shall begin to bear interest at the Alternate Base Rate plus the Applicable Margin either (a) on the last day of the then current Interest Period applicable to such Advance if such Participant may lawfully continue to maintain and fund such Loan or Certificate Purchaser Amount to such day or (b) immediately if such Participant shall determine that it may not lawfully continue to maintain and fund such Loan or Certificate Purchaser Amount to such day.

         SECTION 13.10.Increased Cost and Reduced Return. (a) In the event that the adoption of any applicable law, rule or regulation, or any change therein or in the interpretation or application thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof or compliance by any Participant or the Lessor with any request or directive after the date hereof (whether or not having the force of law) of any such authority, central bank or comparable agency:

                  (i) does or shall subject such Participant or the Lessor to any additional tax of any kind whatsoever with respect to the Operative Documents or any Loan or Certificate Purchaser Amount or Advance made by it, or change the basis or the applicable rate of taxation of payments to such Participant or the Lessor of principal, Certificate Purchaser Amount, Certificate Yield or any other amount payable hereunder (except for the imposition of or change in any tax on or measured by the overall net income of such Participant or the Lessor (other than any such tax imposed by means of withholding)); or

                  (ii) does or shall impose, modify or hold applicable any reserve, special deposit, insurance assessment, compulsory loan or similar requirement against assets held by, or deposits or other liabilities in or for the account of, advances or loans by, or other credit extended by, or any other acquisition of funds by, any office of such Participant or the Lessor which are not otherwise included in determination of the rate of interest or Certificate Yield rate on Advances hereunder;

and the result of any of the foregoing is to increase the cost to such Participant of making or maintaining its Loan or Certificate Purchaser Amounts or Advances or to reduce any amount receivable hereunder with respect thereto, then in any such case, the Lessee shall promptly pay such Participant or the Lessor, upon its demand, any additional amounts necessary to compensate such Participant or the Lessor for such increased cost or reduced amount receivable which such Participant or the Lessor deems to be material as determined by such Participant or the Lessor; provided, however, that the Lessee shall have no obligation to pay any additional amounts under this Section 13.10(a) on account of any increased costs or reduced amounts arising during the Construction Period except as follows:

                  (1) The Lessee shall pay any additional amounts under this
                  Section 13.10(a) on account of any increased costs or reduced amounts caused by or arising from any failure by the Lessee to comply with any of its obligation under the Operative Documents (including its insurance obligations), any representation by the Lessee in any of the Operative Documents not being true, any negligence or willful misconduct of the Lessee, or any claim by any third-party against the Lessee (or against any Lessor Party) based upon the alleged action or inaction by the Lessee.

                  (2) If any Lessor Party incurs any such increased costs or reduced amounts for which the Lessee is not obligated to pay additional amounts pursuant to clause (1) above, the amount of such increased costs and reduced amounts shall, if such Lessor Party shall so request by a written notice to the Lessor, be capitalized pursuant to Section 3.9(f).

         (b) If any Participant or the Lessor shall have determined that, after the date hereof, the adoption of any applicable law, rule or regulation regarding capital adequacy, or any change therein, or any change in the interpretation or administration thereof by any Governmental Authority, central bank or comparable agency charged with the interpretation or administration thereof, or any request or directive regarding capital adequacy (whether or not having the force of law) of any such authority, central bank or comparable agency has or would have the effect of reducing the rate of return on capital of such Participant or the Lessor (or any entity directly or indirectly controlling such Participant or the Lessor) as a consequence of such Participant's or the Lessor's obligations under the Operative Documents to a level below that which such Participant or the Lessor (or any entity directly or indirectly controlling such Participant or the Lessor) could have achieved but for such adoption, change, request or directive (taking into consideration its policies with respect to capital adequacy) by an amount deemed by such Participant or the Lessor to be material, then from time to time, within 15 days after demand by such Participant or the Lessor (with a copy to the Indenture Trustee), the Lessee shall pay to such Participant or the Lessor such additional amount or amounts as will compensate such Participant or the Lessor (or its parent) for such reduction.

         SECTION 13.11.Notice and Mitigation. Each demand for payment of Supplemental Rent pursuant to Sections 13.6, 13.7, 13.9 or 13.10 must be accompanied by a certificate of the Person claiming compensation (an "Affected Person") setting forth in reasonable detail the computation of such compensation (including the reasons therefor), which certificate shall be conclusive and binding for all purposes absent manifest error. Prior to demand by an Affected Person for Supplemental Rent pursuant to Sections 13.6 (other than a demand relating to Fixed Rate Advances), 13.7, 13.9 or 13.10, such Affected Person agrees that it will use its reasonable efforts to reduce and eliminate any claim for compensation including, subject to Applicable Law, a change in applicable lending office for this transaction; provided, however, that nothing herein shall obligate an Affected Person to take any action which, in the opinion of such Affected Person, is unlawful, or results in any unreimbursed costs or expenses to such Affected Person, which costs or expenses would not have been incurred but for such action. No Affected Person shall be entitled to any compensation under this Section 13.11 with respect to Sections 13.6 (other than a demand relating to Fixed Rate Advances), 13.7, 13.9 or 13.10 unless at the time it requests such compensation it is the policy or general practice of such Affected Person to demand compensation for comparable costs in similar circumstances under comparable provisions of documents to which it is a party.

         SECTION 13.12.Substitution of Participant. If (i) the obligation of any Participant to make Loans or fund Certificate Purchaser Amounts has been suspended pursuant to this Section 13, or (ii) any Participant has demanded compensation or given notice of its intention to demand compensation under
Section 13.11 with respect to Sections 13.6 (other than a demand relating to Fixed Rate Advances), 13.7, 13.8, 13.9 or 13.10, the Lessee shall have the right, with the assistance of the Indenture Trustee, to seek one or more mutually satisfactory substitute banks or financial institutions (which may be one or more of the Participants) to replace such Participant under the Operative Documents.

         SECTION 13.13.Indemnity Payments in Addition to Residual Value Guarantee Amount. The Lessee acknowledges and agrees that its obligations to make indemnity payments under this Section 13 are separate from, in addition to, and do not reduce, its obligation to pay the Residual Value Guarantee Amount under the Lease; provided, that except as otherwise set forth in Section 13.2 hereof, the Shortfall Amount payable by the Lessee in connection with the Remarketing Option under the Lease shall not be increased under this Section 13.

         SECTION 13.14.Limitations on Indemnification. Notwithstanding any other provisions of Sections 13.1, 13.5 or 13.10 (the "Indemnification Sections") to the contrary, during the Construction Period, the Lessee (i) shall only be obligated to indemnify the Lessor (and not any other Indemnitee, except to the extent any Claims of such Indemnitee, Impositions against such Indemnitee, or losses, costs or expenses suffered or incurred by such Indemnitee arise solely from a Fully Indemnifiable Event) for any Claims of the Lessor under Section 13.1, Impositions against the Lessor under Section 13.5, or losses, costs or expenses suffered or incurred by the Lessor under Section 13.10 (collectively "Lessor Losses") provided, that such Lessor Losses shall include costs and expenses of the Lessor under Section 13.15 and (ii) shall have no right to contest any matter covered under Section 13.1, 13.5 or 13.10, notwithstanding the language of Section 13.1, 13.5 or 13.10, if such matter is not fully indemnifiable by the Lessee because of the operation of Section 13.14 or because such matter is not indemnifiable due to the exclusions set forth in Section 13.1
(z), 13.5 (a) or 13.10(a).

         SECTION 13.15.Lessor Indemnification.

         (a) Indemnified Losses. During the Construction Period, the Lessor shall pay, indemnify, protect, defend, save and keep harmless each Indemnitee (other than the Lessor, its Affiliates, successors, assigns, directors, shareholders, partners, officers, employees and agents) (an "Indemnified Party") on an After Tax Basis from and against any Losses (as hereinafter defined) arising from Covered Matters (as hereinafter defined), subject to the limitations set forth in this Section 13.15.

         (b) Definitions. For purposes of this Section 13.15, the following terms shall have the meanings set forth below:

         "Covered Matters" means each of the matters set forth in the Indemnification Sections.

         "Losses" means each of the Claims, Impositions, losses, costs or expenses indemnified against pursuant to any of the Indemnification Sections.

         (c) No Indemnification for Certain Matters. The Lessor shall not be required to indemnify or hold harmless any Indemnified Party hereunder against any matter referred to in clause (a) of this Section (i) to the extent arising solely as a result of any Fully Indemnifiable Event or (ii) to the extent of the exceptions or exclusions from indemnification contained in any of the Indemnification Sections.

         (d) Limitations on Indemnification by Lessor. The Lessor's obligation to indemnify and hold harmless any Indemnified Party under this Section:

                  (i) is not an individual or personal obligation of the Lessor or the Bank, but solely its obligation as Owner Trustee, and nothing herein shall be construed as creating any liability on the Bank, individually or personally, to pay, indemnify or hold harmless any Indemnified Party under this Section;

                  (ii) is not an obligation binding on the Trust Estate created by the Trust Agreement except to the extent of any payments received by the Lessor pursuant to the Indemnification Sections;

                  (iii) shall be paid and discharged solely and exclusively from amounts received by the Lessor pursuant to the Indemnification Sections, and it is expressly agreed by each Indemnified Party that the sole recourse of each such Person for payment or discharge of the indemnification obligations created under this Section shall be to such amounts paid by the Lessee or the Guarantor pursuant to the Indemnification Sections;

                  (iv) is the sole and exclusive right of each Indemnified Party against the Lessor, and any right to proceed against the Lessor individually or otherwise under common law, federal or state securities laws or otherwise for indemnification or contribution in connection with the matters covered by this Section, is hereby expressly waived by each Indemnified Party (other than claims that may be made against the Lessor or the Bank, individually or personally, for fraud, gross negligence or willful misconduct).

Nothing in this Section is intended as or should be construed as a limitation on the right of any Indemnified Party to make indemnification, contribution or other claims of any kind against the Lessee or the Guarantor, to the extent that such claims otherwise may be made, with respect to any matter, including indemnification for Losses of the type referred to in this Section.

         (d) Repayment to the Lessor. To the extent that any payments made pursuant to the Indemnification Sections are subsequently invalidated, declared to be fraudulent or preferential, set aside or required to be repaid by the Lessor to a trustee, debtor in possession, receiver or other Person under any Bankruptcy Law, common law or equitable cause, then to such extent, the Indemnified Parties who received any such payments from the Lessor (or any portion thereof) shall repay any such amounts to the Lessor, or as may otherwise be directed by a court of competent jurisdiction.

         (f) Survival, Reinstatement. The indemnification obligations of the Lessor under this Section shall survive and be reinstated to the same extent, for the same period and in the same manner as the indemnification obligations of the Lessee under the Indemnification Sections.

         (g) Indemnification Procedures. The right of any Indemnified Party to seek indemnification from the Lessor under this Section is subject to and conditioned upon compliance by any such Indemnified Party with the notice, cooperation, appointment of counsel, contest rights and other provisions in the Indemnification Sections as fully as if such Sections were set forth herein, except (i) that any reference in the Indemnification Sections to the Lessee shall be deemed to be a reference to the Lessor or, if the Lessor so directs in any case, the Lessor and/or the Lessee for purposes of this Section and (ii) the limitation in the Indemnification Sections on the number of counsel that may be engaged to represent Indemnified Parties shall be deemed to be a reference to the same number of counsel acting on behalf of Indemnified Parties rather than Indemnitees under the Indemnification Sections, to the extent such costs are recoverable pursuant to the Indemnification Sections.


                                   SECTION 14.

                              THE INDENTURE TRUSTEE

         Each Certificate Holder hereby irrevocably designates and appoints the Indenture Trustee as the agent of such Participant under this Agreement, the Indenture and the other Operative Documents to the extent set forth in the Indenture, and each Certificate Holder irrevocably authorizes the Indenture Trustee, in such capacity, to take such action on its behalf under the provisions of this Agreement and the other Operative Documents and to exercise such powers and perform such duties as are expressly delegated to the Indenture Trustee by the terms of this Agreement, the Indenture and the other Operative Documents, together with such other powers as are reasonably incidental thereto.


                                   SECTION 15.

                                  MISCELLANEOUS

         SECTION 15.1. Survival of Agreements. The representations, warranties, covenants, indemnities and agreements of the parties provided for in the Operative Documents, and the parties' obligations under any and all thereof, shall survive the execution and delivery of this Participation Agreement, the transfer of the Property to the Lessor, the construction of any Improvements, any disposition of any interest of the Lessor in the Property or any Improvements, payment of the Notes and Certificates and any disposition thereof and shall be and continue in effect notwithstanding any investigation made by any party and the fact that any party may waive compliance with any of the other terms, provisions or conditions of any of the Operative Documents. Except as otherwise expressly set forth herein or in other Operative Documents, the indemnities of the parties provided for in the Operative Documents shall survive the expiration or termination of any thereof.

         SECTION 15.2. No Broker, etc. Each of the parties hereto represents to the others that it has not retained or employed any broker, finder or financial adviser to act on its behalf in connection with this Participation Agreement or the transactions contemplated herein, nor has it authorized any broker, finder or financial adviser retained or employed by any other Person so to act. Any party who is in breach of this representation shall indemnify and hold the other parties harmless from and against any liability arising out of such breach of this representation.

         SECTION 15.3. Notices. Unless otherwise specifically provided herein, all notices, consents, directions, approvals, instructions, requests and other communications required or permitted by the terms hereof to be given to any Person shall be given in writing and delivered (i) personally, (ii) by a nationally recognized overnight courier service, (iii) by mail (by registered or certified mail, return receipt requested, postage prepaid) or (iv) by facsimile, in each case directed to the address of such Person as indicated on Schedule II. Any such notice shall be effective upon receipt or refusal.

         From time to time any party may designate a new address for purposes of notice hereunder by written notice to each of the other parties hereto in accordance with this Section.

         SECTION 15.4. Counterparts. This Participation Agreement may be executed by the parties hereto in separate counterparts, each of which when so executed and delivered shall be an original, but all such counterparts shall together constitute but one and the same instrument.

         SECTION 15.5. Amendments. Subject to the provisions of Section 8.1 of the Indenture, no Operative Document nor any of the terms thereof may be terminated, amended, supplemented, waived or modified with respect to the Lessee, the Lessor, the Bank, the Indenture Trustee or any Participant, except
(a) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Lessee, the Lessor, the Bank, or the Indenture Trustee, with the written agreement or consent of such party, and (b) in the case of a termination, amendment, supplement, waiver or modification to be binding on the Participants, with the written agreement or consent of the Required Participants; provided, however, that

                  (x) no such termination, amendment, supplement, waiver or modification shall without written agreement or consent of each Participant:

                  (i) modify any of the provisions of this Section 15.5, change the definition of "Required Participants" or modify or waive any provision of an Operative Agreement requiring action by the foregoing;

                  (ii) amend, modify, waive or supplement any of the provisions of Section 3.8 or Sections 5, and 6 of the Indenture or the representations of such Participant in Section 8 or the covenants in Sections 7 and 10 of this Participation Agreement;

                  (iii) reduce, modify, amend or waive any fees or indemnities in favor of any Participant, including without limitation amounts payable pursuant to Section 13 (except that any Person may consent to any reduction, modification, amendment or waiver of any indemnity payable to it);

                  (iv) modify, postpone, reduce or forgive, in whole or in part, any payment of Rent (other than pursuant to the terms of any Operative Agreement), any payment in respect of its Note or Certificate, or any payment of the Asset Termination Value, Commitment Fee, Residual Value Guarantee Amount, amounts due pursuant to Section 22.2 of the Lease, interest, Certificate Yield or, subject to clause (iii) above, any other amount payable under the Lease or this Participation Agreement, or modify the definition or method of calculation of Rent (other than pursuant to the terms of any Operative Agreement), Asset Termination Value, Commitment Fee, Shortfall Amount, Residual Value Guarantee Amount, Property Improvements Cost, Participant Balance, Tranche A Participant Balance, Tranche B Participant Balance, or any other definition which would affect the amounts to be advanced or which are payable under the Operative Documents;

                  (v) consent to any assignment of the Lease, releasing the Lessee from its obligations in respect of the payments of Rent and the Asset Termination Value or changing the absolute and unconditional character of such obligation;

                  (vi) except as authorized by the Operative Documents, release the Lessor's interest in all or a substantial part of the Property;

                  (vii) amend the definition of "Event of Default;"

                  (viii) terminate or release the Guarantee or amend, supplement, waive or modify any provision thereof;

                  (ix) increase the amount of the Commitment of such Participant; and

                  (y) no other termination, amendment, supplement, waiver or modification shall, without the written agreement or consent of the Lessor and the Required Participants, be made to the Lease or Section 6 of this Participation Agreement.

         SECTION 15.6. Headings, etc. The Table of Contents and headings of the various Sections of this Agreement are for convenience of reference only and shall not modify, define, expand or limit any of the terms or provisions hereof.

         SECTION 15.7. Parties in Interest. Except as expressly provided herein, none of the provisions of this Participation Agreement are intended for the benefit of any Person except the parties hereto. Subject to the provisions of
Section 25.1 of the Lease,
the Lessee shall not assign or transfer any of its rights or obligations under the Operative Documents without the prior written consent of the Lessor, the Indenture Trustee and the Participants, except that the Lessee may without such consent assign rights or obligations of the Lessee under the Operative Documents to a Subsidiary of the Lessee, provided that the Lessee remains primarily liable with respect to such obligations and provides its full unconditional and irrevocable guaranty of such Subsidiary's obligations under the Operative Documents, such guaranty to be in form and substance reasonably satisfactory to the Required Participants.

         SECTION 15.8. GOVERNING LAW. THIS PARTICIPATION AGREEMENT SHALL IN ALL RESPECTS BE GOVERNED BY THE LAW OF THE STATE OF CALIFORNIA (EXCLUDING ANY CONFLICT-OF-LAW OR CHOICE-OF-LAW RULES WHICH MIGHT LEAD TO THE APPLICATION OF THE INTERNAL LAWS OF ANY OTHER JURISDICTION) AS TO ALL MATTERS OF CONSTRUCTION, VALIDITY AND PERFORMANCE.

         SECTION 15.9. Severability. Any provision of this Participation Agreement that is prohibited or unenforceable in any jurisdiction shall, as to such jurisdiction, be ineffective to the extent of such prohibition or unenforceability without invalidating the remaining provisions hereof, and any such prohibition or unenforceability in any jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.

         SECTION 15.10.Liability Limited. (a) The Lessee, the Indenture Trustee, and the Participants each acknowledge and agree that the Owner Trustee is (except as otherwise expressly provided herein or therein) entering into this Participation Agreement and the other Operative Documents to which it is a party (other than the Trust Agreement), solely in its capacity as trustee under the Trust Agreement and not in its individual capacity and that Bank shall not be liable or accountable under any circumstances whatsoever in its individual capacity for or on account of any statements, representations, warranties, covenants or obligations stated to be those of the Owner Trustee in its trust capacity, except for its own gross negligence or willful misconduct and as otherwise expressly provided herein or in the other Operative Documents, and it is understood and agreed that all obligations of the Lessor to the Lessee, the Indenture Trustee, any Certificate Holder and any Note Holder under the Operative Documents are solely nonrecourse obligations (except as otherwise expressly provided therein) enforceable only against the Trust Estate.

                  (b) Each party hereto acknowledges that the provisions of
Section 7.2 of the Indenture in favor of the Indenture Trustee shall apply to the Indenture Trustee under each other Operative Document.

         SECTION 15.11.Further Assurances. The parties hereto shall promptly cause to be taken, executed, acknowledged or delivered, at the sole expense of the Lessee, all such further acts, conveyances, documents and assurances as the other parties may from time to time reasonably request in order to carry out and effectuate the intent and purposes of this Participation Agreement, the other Operative Documents, and the transactions contemplated hereby and thereby (including, without limitation, the preparation, execution and filing of any and all Uniform Commercial Code financing statements and other filings or registrations which the parties hereto may from time to time request to be filed or effected). The Lessee, at its own expense and without need of any prior request from any other party, shall take such action as may be necessary (including any action specified in the preceding sentence), or (if the Lessor shall so request) as so requested, in order to maintain and protect all security interests provided for hereunder or under any other Operative Document.

         SECTION 15.12.Submission to Jurisdiction. The Lessee hereby submits to the nonexclusive jurisdiction of the United States District Court for the Northern District of California and of any California state court sitting in San Francisco for purposes of all legal proceedings arising out of or relating to the Operative Documents or the transactions contemplated hereby. The Lessee irrevocably waives, to the fullest extent permitted by law, any objection which it may now or hereafter have to the laying of the venue of any such proceeding brought in such a court and any claim that any such proceeding brought in such a court has been brought in an inconvenient forum.

         SECTION 15.13.Confidentiality. The Lessor, the Indenture Trustee and each Participant represent that they will maintain the confidentiality of the transactions contemplated by, and of any written or oral information provided under, the Operative Documents by or on behalf of the Lessee (hereinafter collectively called "Confidential Information"), subject to the Lessor's, the Indenture Trustee's and each Participant's (a) obligation to disclose any such Confidential Information pursuant to a request or order under applicable laws and regulations or pursuant to a subpoena or other legal process, (b) right to disclose any such Confidential Information to its bank examiners, Affiliates, auditors, counsel and other professional advisors and to other Participants, (c) right to disclose any such Confidential Information in connection with any litigation or dispute involving the Participants and the Lessee or any of its Subsidiaries and Affiliates and (d) right to provide such information to Sub-Participants, prospective Sub-Participants to which sales of participating interests are permitted pursuant to this Participation Agreement and prospective assignees to which assignments of interests are permitted pursuant to this Participation Agreement, but only if (i) such Sub-Participant, prospective Sub-Participant or prospective assignee agrees in writing to maintain the confidentiality of such information on terms substantially similar to those of this Section as if it were a "Participant" party hereto and (ii) the Lessee receives copies of such written agreement prior to the release of such information. Notwithstanding the foregoing, any such information supplied to a Participant, Sub-Participant, prospective Sub-Participant or prospective assignee under this Participation Agreement shall cease to be Confidential Information if it is or becomes known to such Person by other than unauthorized disclosure, or if it becomes a matter of public knowledge.

         SECTION 15.14.WAIVER OF JURY TRIAL. EACH OF THE LESSEE, THE INDENTURE TRUSTEE, THE LESSOR, AND EACH PARTICIPANT HEREBY IRREVOCABLY WAIVES ANY AND ALL RIGHT TO TRIAL BY JURY IN ANY

LEGAL PROCEEDING ARISING OUT OF OR RELATING TO THE OPERATIVE DOCUMENTS OR THE TRANSACTIONS CONTEMPLATED HEREBY.

         SECTION 15.15.Usury Savings Clause. Nothing contained in this Participation Agreement or the other Operative Documents shall be deemed to require the payment of interest or other charges by the Lessee or any other Person in excess of the amount which may be may lawfully be charged under any applicable usury laws. In the event that the Lessor or any other Person shall collect moneys under the Participation Agreement or any other Operative Document which are deemed to constitute interest (including, without limitation, the Basic Rent or Supplemental Rent) which would increase the effective interest rate to a rate in excess of that permitted to be charged by applicable law, all such sums deemed to constitute interest in excess of the legal rate shall, upon such determination, at the option of the Person to whom such payment was made, be returned to the Person making such payment or credited against other amounts owed by the person making such payment.

                            [SIGNATURE PAGES FOLLOW]

DOCUMENT NUMBER: 363621.7

                 IN WITNESS WHEREOF, the parties hereto have caused this Participation Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                                        PEOPLESOFT, INC., as Lessee


                                        By:_____________________________________
                                           Mark G. Thompson, Treasurer


                                        WILMINGTON TRUST COMPANY,
                                        not in its individual capacity, except
                                        as expressly stated herein, but solely
                                        as Owner Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        ABN AMRO BANK N.V.,
                                        not in its individual capacity, except
                                        as expressly stated herein, but solely
                                        as Indenture Trustee

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        ABN AMRO LEASING, INC.,
                                        as a Certificate Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        ABN AMRO BANK N.V.,
                                        SAN FRANCISCO INTERNATIONAL BRANCH,
                                        as a Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        By:_____________________________________
                                           Name:
                                           Title:


                                        CREDIT LYONNAIS LOS ANGELES BRANCH,
                                        as a Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        KEYBANK NATIONAL ASSOCIATION,
                                        as a Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        BANQUE NATIONALE DE PARIS,
                                        as a Note Purchaser

                                        By:_____________________________________
                                           Name:

                                           Title:


                                        FLEET BANK, as a Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:

                                        THE FUJI BANK, LIMITED, as a Note
                                        Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        THE DAI-ICHI KANGYO BANK, LIMITED, as a
                                        Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        THE BANK OF NOVA SCOTIA, as a Note
                                        Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                        SAN FRANCISCO AGENCY, as a Note
                                        Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:


                                        WELLS FARGO BANK, as a Note Purchaser

                                        By:_____________________________________
                                           Name:
                                           Title:

                                  //SCHEDULE I


                                                                  PRE-COMPLETION   POST-COMPLETION
                                 PRE-COMPLETION  POST-COMPLETION  COMMITMENT       COMMITMENT
          PARTICIPANT            COMMITMENTS     COMMITMENTS      PERCENTAGE       PERCENTAGE
364 Day Commitments

ABN AMRO LEASING, INC.

Tranche A Loan Commitment:                                        0.0%             0.0%

Tranche B Loan Commitment:                                        0.0%             0.0%

Certificate Commitment:                                           3.0%             3.0%

Total 364 Day Commitment:                                         3.0%             3.0%


ABN AMRO BANK N.V.,
SAN FRANCISCO
INTERNATIONAL BRANCH

Tranche A Loan Commitment:                                        9.85782568%      9.37535145%

Tranche B Loan Commitment:                                        0.77853796%      1.26101218%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         10.63636364%     10.63636364%

CREDIT LYONNAIS
 LOS ANGELES BRANCH

Tranche A Loan Commitment:                                        9.68931584%      9.21508903%

Tranche B Loan Commitment:                                        0.76522962%      1.23945642%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         10.45454545%     10.45454545%

KEYBANK NATIONAL ASSOCIATION

Tranche A Loan Commitment:                                        9.68931584%      9.21508903%

Tranche B Loan Commitment:                                        0.76522962%      1.23945642%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         10.45454545%     10.45454545%

BANK NATIONALE DE PARIS

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

FLEET BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

MELLON BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

THE FUJI BANK, LIMITED

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

THE DAI-ICHI KANGYO BANK,
LIMITED SAN FRANCISCO AGENCY

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

THE BANK OF NOVA SCOTIA

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

THE INDUSTRIAL BANK OF JAPAN,
LIMITED SAN FRANCISCO AGENCY

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%

WELLS FARGO BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total 364 Day Commitment:                                         8.18181818%      8.18181818%


AGGREGATE 364 DAY TRANCHE A                                       89.90000000%     85.50000000%
LOAN COMMITMENT OF ALL
PARTICIPANTS:

AGGREGATE 364 DAY TRANCHE B                                       7.10000000%      11.50000000%
LOAN COMMITMENT OF ALL
PARTICIPANTS:

AGGREGATE 364 DAY CERTIFICATE                                     3.00000000%      3.00000000%
COMMITMENT OF ALL PARTICIPANTS:

AGGREGATE 364 DAY COMMITMENT     $83,000,000     $83,000,000      100.00000000%    100.00000000%
OF ALL PARTICIPANTS:


EIGHTEEN MONTH COMMITMENTS

ABN AMRO LEASING, INC.

Tranche A Loan Commitment:                                        0.0%             0.0%

Tranche B Loan Commitment:                                        0.0%             0.0%

Certificate Commitment:                                           3.0%             3.0%

Total Eighteen Month                                              3.0%             3.0%
Commitment:

ABN AMRO BANK N.V.,
SAN FRANCISCO
INTERNATIONAL BRANCH

Tranche A Loan Commitment:                                        9.85782568%      9.37535145%

Tranche B Loan Commitment:                                        0.77853796%      1.26101218%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              10.63636364%     10.63636364%
Commitment:

CREDIT LYONNAIS
 LOS ANGELES BRANCH

Tranche A Loan Commitment:                                        9.68931584%      9.21508903%

Tranche B Loan Commitment:                                        0.76522962%      1.23945642%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              10.45454545%     10.45454545%
Commitment:

KEYBANK NATIONAL ASSOCIATION

Tranche A Loan Commitment:                                        9.68931584%      9.21508903%

Tranche B Loan Commitment:                                        0.76522962%      1.23945642%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              10.45454545%     10.45454545%
Commitment:

BANK NATIONALE DE PARIS

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

FLEET BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

MELLON BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

THE FUJI BANK, LIMITED

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

THE DAI-ICHI KANGYO BANK,
LIMITED SAN FRANCISCO AGENCY

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:
THE BANK OF NOVA SCOTIA

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

THE INDUSTRIAL BANK OF JAPAN,
LIMITED SAN FRANCISCO AGENCY

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%


Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:

WELLS FARGO BANK

Tranche A Loan Commitment:                                        7.58294283%      7.21180881%

Tranche B Loan Commitment:                                        0.59887535%      0.97000937%

Certificate Commitment:                                           0.0%             0.0%

Total Eighteen Month                                              8.18181818%      8.18181818%
Commitment:


AGGREGATE EIGHTEEN MONTH                                          89.90000000%     85.50000000%
TRANCHE A LOAN COMMITMENT OF
ALL PARTICIPANTS:

AGGREGATE EIGHTEEN MONTH                                          7.10000000%      11.50000000%
TRANCHE B LOAN COMMITMENT OF
ALL PARTICIPANTS:

AGGREGATE EIGHTEEN MONTH                                          3.00000000%      3.00000000%
CERTIFICATE COMMITMENT OF ALL
PARTICIPANTS:
AGGREGATE EIGHTEEN MONTH         $27,000,000     $27,000,000      100.00000000%    100.00000000%
COMMITMENT OF ALL PARTICIPANTS:

//


                                   SCHEDULE II

                 Notice Information, Funding Offices and Payment Instructions

                      Lessee:PEOPLESOFT, INC.
                                4305 Hacienda Drive
                                Pleasanton, California 94588
                                Attention: General Counsel

                                Telephone:        (925) 694-7180
                                Facsimile:        (925) 694-7184

              with copies to:PEOPLESOFT, INC.
                                4305 Hacienda Drive
                                Pleasanton, California 94588
                                Attention: Director of Real Estate

                                Telephone:        (925) 694-7053
                                Facsimile:        (925) 694-7050

                                PEOPLESOFT, INC.
                                4305 Hacienda Drive
                                Pleasanton, California 94588
                                Attention: Chief Financial Officer

                                Telephone:        (925) 694-7114
                                Facsimile:        (925) 694-7190

                                GRIGGS RESOURCE GROUP
                                3470 Mt. Diablo Boulevard
                                Suite A-205
                                Lafayette, California 94549
                                Attention:        Brian Griggs

                                Telephone:        (510) 299-4870
                                Facsimile:        (510) 299-4872

                                ORRICK HERRINGTON & SUTCLIFFE
                                400 Sansome Street
                                San Francisco, California 94111
                                Attention: William Murray

                                Telephone:        (415) 773-5807
                                Facsimile:        (415) 773-5759


                       Lessor:WILMINGTON TRUST COMPANY
                                Rodney Square North
                                1100 North Market Street
                                Wilmington, Delaware 19890
                                Attention:  Corporate Trust Administration

                                Telephone:        (302) 651-1000
                                Facsimile:        (302) 651-8882

                                Payments shall be made to:

                                Wilmington Trust Company
                                Wilmington, Delaware
                                ABA No.: 031100092
                                For Credit to:   PeopleSoft '98
                                Account No.: 46147-0

                                Attention:  Charisse Rodgers, Corp Trust
                                Administration

                                Telephone:        (302) 651-8951
                                Facsimile:        (302) 427-4749

           Indenture Trustee:   ABN AMRO BANK N.V.
                                1325 Avenue of the Americas
                                New York, New York 10019
                                Attention:        Edward Corletzi

                                Telephone:        (212) 314-1721
                                Facsimile:        (212) 314-1709

                                Payments shall be made to:

                                Federal Reserve Bank of New York, New York, NY ABN AMRO Bank New York
                                ABA No.: 026009580
                                For account of: ABN AMRO Bank San Francisco
                                Account No.: 651001054541
                                Re: PeopleSoft, Inc.

           Co-Trustee:          U.S. BANK TRUST NATIONAL ASSOCIATION
                                One California Street, Suite 400
                                San Francisco, CA 94111
                                Attention:  Jennifer Holder, Vice President

                                Telephone:        (415) 273-4576
                                Facsimile:        (415) 273-4590

                                Payments shall be made to:

                                ABA No.: 091000022
                                U.S. Bank Trust: 180121167365
                                San Francisco Wire Clearing: 4730027
                                Ref: 95457370
                                Attention:       Jennifer Holder, Vice President


           Participant:         ABN AMRO LEASING, INC.
                                135 South LaSalle Street
                                Suite 711
                                Chicago, Illinois 60603
                                Attention:        David M. Shipley

                                Telephone:        (312) 904-2183
                                Facsimile:        (312) 904-6217

                                Payments shall be made to:

                                LaSalle National Bank
                                ABA No.: 071-000-505
                                For account of:   ABN AMRO Leasing, Inc.
                                Account No.: 2226951
                                Attention:        Jaime Guzman

           Participant:         ABN AMRO BANK N.V.,
                                SAN FRANCISCO INTERNATIONAL BRANCH
                                101 California Street, Suite 4550
                                San Francisco, California 94111-5812
                                Attention:        Jamie Dillon

                                Telephone:        (415) 984-3750
                                Facsimile:        (415) 362-3524


                                Payments shall be made to:

                                Federal Reserve Bank of New York, New York, NY ABN AMRO Bank New York
                                ABA No.: 026009580
                                For account of: ABN AMRO Bank San Francisco
                                Account No.: 651001054541
                                Re: PeopleSoft, Inc.


           Participant:         CREDIT LYONNAIS LOS ANGELES BRANCH
                                515 S. Flower Street, 22nd Floor
                                Los Angeles, California 90071
                                Attention:        Rita Raychaudhuri

                                Telephone:        (213) 362-5954
                                Facsimile:        (213) 623-3437

                                Payments shall be made to:

                                Federal Reserve Bank of New York, New York, NY Credit Lyonnais New York
                                ABA No.: 026008073
                                For further credit to: Credit Lyonnais
                                Los Angeles Branch

                                Account: Credit Lyonnais New York
                                Re: PeopleSoft, Inc.

            Participant:        KEYBANK NATIONAL ASSOCIATION
                                700 Fifth Avenue, 46th Floor
                                M/S 31-10-4612
                                Seattle, Washington 98104
                                Attention:        Rick Ameny

                                Telephone:        (206) 684-6014
                                Facsimile:        (206) 684-6035

                                Payments shall be made to:

                                KeyBank National Association, Seattle, WA
                                ABA No.: 125000574
                                For further credit to: Specialty Services Team Account No.: 01500163
                                Re: PeopleSoft, Inc.


            Participant:        BANQUE NATIONALE DE PARIS
                                180 Montgomery Street
                                San Francisco, California 94104
                                Attention: Michael McCorriston

                                Telephone:        (415) 956-0707
                                Facsimile:        (415) 296-8954

                                Payments shall be made to:

                                Banque Nationale de Paris New York
                                ABA No.: 026007689
                                For Credit: Banque Nationale de Paris San
                                Francisco
                                Account No.: 14334000176

             Participant:       FLEET BANK
                                1 Federal Street
                                Mail Stop MAOF D07A
                                Boston, Massachussetts 02110
                                Attention: Matt Glauninger

                                Telephone:        (617) 346-0029
                                Facsimile:        (617) 346-1633

                                Payments shall be made to:

                                Fleet Bank
                                ABA No.: 011000138
                                For Credit: Commercial Loan Wire Suspense
                                G/L Account No.: 1510351-03156
                                Re:     PeopleSoft, Inc.


               Participant:     MELLON BANK, N.A.
                                435 Tasso Street, Suite 100
                                Palo Alto, California 94301
                                Attention:        Mike Rogers

                                Telephone:        (650) 326-3005
                                Facsimile:        (650) 326-2382

                                Payments shall be made to:

                                Mellon Bank, N.A., Pittsburgh, PA
                                ABA No.: 043000261
                                Account No.: 990873800 - Loan Administration
                                Re: PeopleSoft, Inc.


               Participant:     THE FUJI BANK, LIMITED
                                601 California Street, Suite 500
                                San Francisco, California 94108
                                Attention:      Quentin Falconer, Vice President

                                Telephone:        (415) 296-5452
                                Facsimile:        (415) 362-4613

                                Payments shall be made to:

                                Bankers Trust Company, New York, NY
                                ABA No.: 021001033
                                For Credit: The Fuji Bank, Limited Los Angeles Agency
                                Account No.: 04402840
                                Attention:  CP&A
                                Re:     PeopleSoft, Inc.


               Participant:     THE DAI-ICHI KANGYO BANK, LIMITED
                                SAN FRANCISCO AGENCY

                                101 California Street, Suite 4002
                                San Francisco, California 94111
                                Attention: Mark Dirsa

                                Telephone:        (415) 393-1813
                                Facsimile:        (415) 788-7868

                                Payments shall be made to:

                                The Dai-Ichi Kangyo Bank, Limited
                                New York Branch, New York, NY
                                ABA No.: 026-004307

                                For further credit to: The Dai-Ichi Kangyo Bank, Limited
                                San Francisco Agency
                                Account No.: 079 740 111 268
                                Re: PeopleSoft, Inc.


               Participant:     THE BANK OF NOVA SCOTIA
                                580 California Street
                                Suite 2100
                                San Francisco, California 94104
                                Attention: Chris Osborn

                                Telephone:        (415) 616-4170
                                Facsimile:        (415) 397-0791

                                Payments shall be made to:

                                The Bank of Nova Scotia
                                ABA No.: 026002532
                                For  Credit:  The Bank of Nova Scotia San
                                Francisco Loan Service
                                Account No.: 0610136
                                Re: PeopleSoft, Inc.


               Participant:     THE INDUSTRIAL BANK OF JAPAN, LIMITED
                                SAN FRANCISCO AGENCY
                                555 California Street, Suite 3110
                                San Francisco, California 94104
                                Attention: Greg Stewart

                                Telephone:        (415) 693-1824

                                Facsimile:        (415) 982-1917

                                Payments shall be made to:

                                Bank of America NT & SA, Concord, CA
                                ABA No.: 121-000-358
                                Account: The Industrial Bank of Japan, Limited Los Angeles Agency
                                Account No.: 62906-14014
                                "For Credit to IBJ SFA, A/C 2601-22011"
                                Re: PeopleSoft, Inc.


                 Participant:    WELLS FARGO
                                 201 3rd Street
                                 8th Floor
                                 San Francisco, California 94103
                                 Attention:        Oscar Enriquez

                                 Telephone:        (415) 477-5425
                                 Facsimile:        (415) 477-0675

                                 Payments shall be made to:

                                 Wells Fargo Bank
                                 ABA No.: 121000248
                                 For Credit: G/L# 2712-507201



                                 Re:     PeopleSoft, Inc.
                                         Obligor #:69-43492899
                                         Obligation #:  (to be assigned)
                                 Attention:     Lily Storer
                                 Telephone:   (925) 687-7359

                                  SCHEDULE III

                              Environmental Matters

                                      None

                                   SCHEDULE IV

                          Intellectual Property Matters

                                      None